UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-22641

__Franklin Alternative Strategies Funds

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: _650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: _5/31/16

Item 1. Reports to Stockholders.

Annual Report
and Shareholder Letter
May 31, 2016

Franklin K2 Alternative Strategies Fund

A SERIES OF FRANKLIN ALTERNATIVE STRATEGIES FUNDS

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Contents
Annual Report
Franklin K2 Alternative Strategies Fund	3
Performance Summary	7
Your Fund’s Expenses	12
Consolidated Financial Highlights and Consolidated
Statement of Investments	14
Consolidated Financial Statements	75
Notes to Consolidated Financial Statements	79
Report of Independent Registered
Public Accounting Firm	95
Tax Information	96
Board Members and Officers	97
Shareholder Information	102

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Annual Report

Franklin K2 Alternative Strategies Fund

This annual report for Franklin K2 Alternative Strategies Fund covers the fiscal year ended May 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation with lower volatility relative to the broad equity markets. The Fund seeks to achieve its investment goal by allocating its assets across multiple non-traditional or “alternative” strategies, including but not limited to relative value, long short equity, global macro and event driven. The Fund is structured as a multi-manager fund, meaning the Fund’s assets are managed by multiple investment managers (subadvisors), while the Fund’s investment manager retains overall responsibility for the Fund’s investments. The Fund may invest in a wide range of securities and other investments including, but not limited to: equity securities including common stocks, preferred stocks, convertible securities, rights and warrants, private and registered investment vehicles and exchange-traded funds (ETFs); and debt securities including bonds, notes, debentures, banker’s acceptances and commercial paper; loans and loan participations; and mortgage-backed or other asset-backed securities, including collateralized debt obligations; as well as derivatives, commodities and currencies.

Performance Overview

The Fund’s Class A shares had a -3.89% cumulative total return for the 12 months under review. For comparison, the Fund’s primary benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill (T-Bill) Index, which tracks the performance of short-term U.S. government securities with a remaining term to final maturity of less than three months, posted a +0.15% total return.1 Also for comparison, the Fund’s secondary benchmark, the HFRX Global Hedge Fund Index, which is designed to be representative of the overall composition of the hedge fund universe, had a -7.08% total return.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded moderately during the 12 months under review. Concerns about global economic growth, China’s slowing economy and tumbling stock market, declining commodity prices, geopolitical tensions in several regions, fear of the U.K.’s potential exit from the European Union (commonly referred to as Brexit) and uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates contributed to stock market volatility. However, toward period-end, equity markets strengthened after the Fed’s decision to leave its federal funds target rate unchanged after raising it for the first time in nine years in December. Further helping global stocks were the Bank of Japan’s (BOJ’s) decision to cut interest rates, hopes of additional stimulus measures by global central banks, and finalization of a new debt deal for Greece.

1. Source: Morningstar.
2. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Global Hedge Fund Index is being used under license from Hedge Fund
Research, Inc., which does not endorse or approve of any of the contents of this report.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI).
The Consolidated SOI begins on page 19.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

An improvement in metal prices and signs of stabilization in crude oil prices also improved investor sentiment. For the reporting period, oil prices declined sharply, largely due to strong global supply, and other commodity prices also witnessed a fall for most of the period but partially recovered toward period-end. In this environment, global developed market stocks, as measured by the MSCI World Index, declined during the period.

U.S. economic growth was mixed during the 12 months under review. After strengthening in 2015’s second quarter, the economy moderated in the third and fourth quarters. Growth slowed further in 2016’s first quarter as non-residential investments, private inventory investments and federal government spending declined, although the impact was partially offset by healthy consumer spending. After maintaining a near-zero interest rate for seven years to support the U.S. economy’s recovery, the Fed raised its target range for the federal funds rate to 0.25%–0.50% at its December meeting but kept interest rates unchanged through period-end. At its April meeting, the Fed indicated that its monetary policy remained accommodative, thus supporting further labor market improvement and progress toward its 2.0% inflation objective.

In Europe, U.K. economic growth moderated in 2016’s first quarter as production, construction and agriculture slowed, while services continued to grow. In the eurozone, stocks declined mainly due to China’s moderating economy, geopolitical tensions between Russia and Turkey, weak trade data and Brexit fears toward period-end. However, the region generally benefited during the period from lower oil prices, a weaker euro that supported exports, the European Central Bank’s (ECB’s) ongoing accommodative policy and Greece’s debt deal settlement. Also boosting investor sentiments were comments by the ECB in May about its work on new proposals for dealing with non-performing loans. The eurozone’s annual inflation rate rose for most of the period but declined toward period-end.

Japan’s economy contracted in 2015’s fourth quarter as private consumption and housing investment declined. However, the economy grew in 2016’s first quarter as government and private consumption rebounded. The BOJ took several actions during the period, including lowering its inflation forecasts and reorganizing its stimulus program to increase exposure to long-term government bonds and exchange-traded funds. In January, the BOJ introduced a negative interest rate on excess reserves kept by financial institutions with the central bank in an effort to boost lending and support inflation. However, toward the period-end, it decided against further stimulus measures and kept interest rates unchanged. In April, the BOJ further reduced its gross domestic product and inflation forecasts for fiscal year 2016.

In emerging markets, economic growth generally moderated while retreating in some countries. China’s economy grew in the fourth quarter of 2015 and the first quarter of 2016 at an annual rate that was largely in line with the government’s target. Russia’s 2015 economic growth contracted because of declining oil prices and a weakening Russian ruble. Brazil’s economy shrank during the reporting period amid lower oil prices, weakness in the mining and services sectors, and the country’s ongoing political turmoil, including the temporary suspension of its president in May pending an impeachment trial. The People’s Bank of China cut its benchmark interest rate and the cash reserve requirement ratio for the country’s banks several times and lowered its currency valuation in May to the lowest level since March 2011. Elsewhere, the Reserve Bank of India slashed interest rates to the lowest in five years and took steps to increase monetary liquidity. In the recent global environment, emerging market stocks overall, as measured by the MSCI Emerging Markets Index, fell significantly during the 12-month period.

Investment Strategy

We manage the Fund using a multi-manager approach. While we are responsible for the Fund’s overall investments, we allocate assets to multiple subadvisors, each of whom independently manages a separate portion of the Fund’s portfolio in accordance with some or all of the following strategies: long short equity, relative value, event driven and global macro. We allocate the Fund’s assets among these strategies utilizing a top-down approach, generating the Fund’s strategy weightings by taking into account market conditions, risk factors, diversification, liquidity, transparency, and availability of various subadvisors and other investment options, among other things. The allocations to specific subadvisors may change from time to time based upon our assessment of their correlations to various markets and to each other, their risk profiles and return expectations. Long short equity strategies generally seek to produce returns from investments in the equity markets by taking long and short positions in stocks and common stock indexes (through the use of derivatives or ETFs). Relative value strategies encompass a wide range of investment techniques that are intended to profit from pricing inefficiencies. Event driven strategies generally invest in securities of companies undergoing significant corporate events. Global macro strategies generally focus on macroeconomic opportunities across numerous markets and investments.

The Fund may take long and/or short positions in a wide range of asset classes, including equities, fixed income, commodities and currencies, among others. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price. The Fund may use derivatives for hedging and nonhedging (investment) purposes. Such derivative investments may

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F R A N K L I N K 2 A L T E R N A T I V E S T R A T E G I E S F U N D

include futures contracts, swaps, options and currency forward contracts. The Fund may engage in active and frequent trading as part of its investment strategies.

What is a futures contract?

A futures contract is an agreement between the Fund and a
counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What is a swap agreement?

A swap agreement, such as an equity total return swap, is a
contract between the Fund and a counterparty to exchange on a future date the returns, or differentials in return, that would have been earned or realized if a notional amount were invested in specific instruments.

A credit default swap, or CDS, is an agreement between two
parties whereby the buyer receives credit protection from the seller. The buyer makes periodic payments over the term of the agreement in return for a payment by the seller in the event of a default or other credit event.

An interest rate swap is an agreement between two parties to exchange interest rate payment obligations, generally one
based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial
paper or other benchmarks).

What is an option?

An option is a contract to buy or sell a specific financial product known as the option s underlying instrument at a specific price.
The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (writer) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a
future date.

Manager s Discussion

During a challenging period for hedge fund managers, three of the four strategies in which the Fund s assets were allocated, long short equity, event driven and global macro, detracted from results for the period. In contrast, the relative value strategy helped returns. The Fund s overall performance was negative. In mid-May 2016, we implemented a conditional risk overlay strategy to seek to reduce downside equity exposure.

Subadvisors

5/31/16

Long Short Equity

Chilton Investment Company, LLC
Impala Asset Management, LLC
Jennison Associates, LLC
Portland Hill Capital LLP
Wellington Management Company, LLP
Relative Value

Basso Capital Management, L. P.
Chatham Asset Management, LLC
Lazard Asset Management, LLC
Loomis Sayles & Company, L. P.
Event Driven

P. Schoenfeld Asset Management, L. P.
York Registered Holdings, L. P.
Global Macro

Emso Asset Management Limited
Graham Capital Management, L. P.

What is a conditional risk overlay (CRO) strategy?
From time to time, the Fund s Investment Manager may imple-
ment its CRO Strategy, which seeks to neutralize certain market sensitivities that may exist in the Fund. The CRO Strategy
involves investing in derivatives or other instruments in an effort to provide a hedge against negative market events. When
implemented, the strategy will reduce the Fund s ability to bene-
fit from positive market movements.

The Fund s long short equity strategy subadvisors were Chilton Investment Company, Impala Asset Management, Jennison Associates, Portland Hill Capital and Wellington Management Company. Portland Hill was added to the Fund in April. Performance among subadvisors was spread out, as Wellington and Chilton generated gains, Jennison and Impala posted declines and Portland Hill had relatively flat performance.

Strengthening performance for technology-focused subadvisor Wellington was a long position in a developer of payment technology services, which reported above-expectation quarterly results. After previously completing an acquisition of an Australian-based payments company, the payment services provider started to record significant earnings growth within the Asia-Pacific region. For Chilton, a long position in an online-based furniture retailer helped performance, as the retailer disclosed a significant year-over-year improvement in direct retail gross sales during the post-Thanksgiving holiday period. Health-care focused subadvisor Jennison s performance was challenged by positions in several pharmaceutical and biotechnology companies, including a long position in a company whose application for a new muscular dystrophy

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

treatment was rejected by the U.S. Food and Drug Administration. Industrials and basic materials positions tended to weigh on Impala. In industrials, one example was a long position in a European manufacturer of passenger cars and light commercial vehicles, which sold off along with industry peers on concerns relating to the outlook for global growth. The release of soft manufacturing data in China sparked fears relating to the extent of the slowdown in China, as the country remains a key market for European automotive companies. For Portland Hill, contributions from financial positions tended to be offset by negative results for communications holdings.

Our relative value strategy subadvisors were Basso Capital Management, Chatham Asset Management, Lazard Asset Management and Loomis Sayles & Company. The strategy’s positive performance reflected contributions from Basso, Chatham and Loomis, while Lazard had negative returns in the review period. In general, communications and health care positions tended to contribute to returns, while energy holdings weighed on results. One contributor for Basso was a copper producer, where the subadvisor holds a long convertible bond/ short stock position. This position benefited from the short stock side as the company downplayed a potential takeover, while the credit price was relatively unmoved. For Chatham, an American publishing company announced strong performance from some of its subsidiaries. Many short sellers in the issuer also were forced to cover their positions. Communications companies were a source of positive performance for Loomis. A position in direct-broadcast satellite services provider added value as the company reached an agreement in late 2015 with several major television affiliates. In contrast, a computer data storage manufacturer weighed on returns for Lazard. The stock was repriced with lower quality credit markets, and had an issue in early 2016 with its New York Stock Exchange listing.

The Fund’s event driven strategy subadvisors were P. Schoenfeld Asset Management (PSAM) and York Registered Holdings. York posted a decline in the review period, while PSAM provided a slight gain. Performance drivers for both subadvisors were diverse, with special situations equity positions suffering from increased equity market volatility over the period. Energy sector concerns weighed on several York positions. For example, a U.S. finance and leasing firm’s stock declined in January amid investor worries about the company’s exposure to oil and gas markets. However, both subadvisors benefited from successful completion of several merger situations. For PSAM, a position in a health care company focused on renal and hospital products benefited from news that the company had named a new chief executive officer. In February, the company announced fourth-quarter 2015 income that exceeded the company’s previous guidance.

Graham Capital Management and Emso Asset Management represented our global macro exposure. Although Emso provided positive results, Graham declined in the period, and the strategy overall had negative performance. Graham’s returns were challenged by long U.S. dollar positioning against European currencies. For Emso, credit securities rallied in emerging markets for much of year-to-date 2016. Argentinian sovereign government debt benefited returns as the country reached a resolution in February with holdout bondholders from the country’s 2001 bond default. Following the agreement, Argentina issued new government bonds across maturities, and investor appetite led to an over-subscribed bond auction.

Thank you for your participation in Franklin K2 Alternative Strategies Fund. We look forward to continuing to serve your investment needs.

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

Performance Summary as of May 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	5/31/16	5/31/15		Change
A (FAAAX)	$10.55	$11.16	-$	0.61
C (FASCX)	$10.45	$11.09	-$	0.64
R (FSKKX)	$10.61	$11.15	-$	0.54
R6 (FASRX)	$10.59	$11.18	-$	0.59
Advisor (FABZX)	$10.58	$11.18	-$	0.60

Distributions[1] (6/1/15–5/31/16)

	Dividend	Long-Term
Share Class	Income	Capital Gain		Total
A	$0.1396	$0.0375		$0.1771
C	$0.0921	$0.0375		$0.1296
R	—	$0.0375		$0.0375
R6	$0.1684	$0.0375		$0.2059
Advisor	$0.1637	$0.0375		$0.2012

See page 11 for Performance Summary footnotes.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND
PERFORMANCE SUMMARY

Performance as of 5/31/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/R6/Advisor Class: no sales charges.

				Average Annual
	Cumulative	Average Annual	Value of $10,000	Total Return	Total Annual Operating Expenses[7]
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(6/30/16)[6]	(with waiver)	(without waiver)
A					2.85%	3.49%
1-Year	-3.89%	-9.41%	$9,059	-7.65%
Since Inception (10/11/13)	+8.34%	+0.80%	$10,211	+2.69%
C					3.60%	4.24%
1-Year	-4.62%	-5.56%	$9,444	-3.72%
Since Inception (10/11/13)	+6.45%	+2.40%	$10,645	+6.96%
R					3.10%	3.74%
1-Year	-4.51%	-4.51%	$9,549	-2.31%
Since Inception (10/11/13)	+7.29%	+2.71%	$10,729	+7.80%
R6					2.51%	3.15%
1-Year	-3.45%	-3.45%	$9,655	-1.76%
Since Inception (10/11/13)	+9.32%	+3.44%	$10,932	+9.84%
Advisor					2.60%	3.24%
1-Year	-3.58%	-3.58%	$9,642	-1.90%
Since Inception (10/11/13)	+9.15%	+3.38%	$10,915	+9.66%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. These differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

See page 11 for Performance Summary footnotes.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

All investments involve risks, including possible loss of principal. The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s performance depends on the manager’s skill in selecting, overseeing, and allocating Fund assets to the subadvisors. The Fund is actively managed and could experience losses if the investment manager’s and subadvisors’ judgment about particular investments made for the Fund’s portfolio prove to be incorrect. Some subadvisors may have little or no experience managing the assets of a registered investment company. Foreign invest-
ments are subject to greater investment risk such as political, economic, credit and information risks as well as risk of currency fluctuations. Investments in derivatives involve costs and create economic leverage, which may result in significant volatility and cause the Fund to participate in losses (as well as gains)
that significantly exceed the Fund’s initial investment. Lower rated or high yield debt securities involve greater credit risk, including the possibility of default or bankruptcy. Currency management strategies could result in losses to the Fund if currencies do not perform as the investment manager or subadvisor expects.
The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Merger arbitrage investments risk loss if a proposed reorganization in which the Fund invests is renegotiated or terminated. Liquidity risk exists when securities have become more difficult to sell, or are unable to be sold, at the price at which they have been valued. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has an expense reduction contractually guaranteed through at least 9/30/16 and a fee waiver related to the management fee paid by a subsidiary. The transfer agent has contractually agreed to waive or limit its transfer agency fees for Class R6 shares of the Fund so that transfer agency fees for that class do not exceed 0.01% until
9/30/16. Fund investment results reflect the expense reduction, fee waiver and fee cap, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Consolidated Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The BofA Merrill Lynch 3-Month U.S. T-Bill Index is an index of short-term U.S. government securities with a remaining term to final maturity of less than three months.
9. Source: Factset. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Global Hedge Fund Index is being used under license from Hedge Fund
Research, Inc., which does not endorse or approve of any of the contents of this report. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is composed of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 12/1/15	Value 5/31/16	Period* 12/1/15–5/31/16
A
Actual	$1,000	$983.10	$14.28
Hypothetical (5% return before expenses)	$1,000	$1,010.60	$14.48
C
Actual	$1,000	$979.50	$17.91
Hypothetical (5% return before expenses)	$1,000	$1,006.90	$18.16
R
Actual	$1,000	$982.20	$15.46
Hypothetical (5% return before expenses)	$1,000	$1,009.40	$15.67
R6
Actual	$1,000	$985.80	$12.56
Hypothetical (5% return before expenses)	$1,000	$1,012.35	$12.73
Advisor
Actual	$1,000	$984.40	$13.00
Hypothetical (5% return before expenses)	$1,000	$1,011.90	$13.18

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 2.88%;
C: 3.62%; R: 3.12%; R6: 2.53% and Advisor: 2.62%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Financial Highlights
Franklin K2 Alternative Strategies Fund
	Year Ended May 31,
	2016	2015	2014 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.16	$10.64	$10.00
Income from investment operations[b]:
Net investment income (loss)[c]	(0.05)	(0.11)	(0.02)
Net realized and unrealized gains (losses)	(0.38)	0.70	0.70
Total from investment operations	(0.43)	0.59	0.68
Less distributions from:
Net investment income	(0.14)	(0.07)	(0.04)
Net realized gains	(0.04)	—	—
Total distributions	(0.18)	(0.07)	(0.04)
Net asset value, end of year	$10.55	$11.16	$10.64

Total return[d]	(3.89)%	5.53%	6.82%

Ratios to average net assets[e]
Expenses before waiver, payments by affiliates and expense reduction[f]	3.22%	3.40%	3.33%
Expenses net of waiver, payments by affiliates and expense reduction[f]	2.88%[g]	2.99%[g]	2.83%
Expenses incurred in connection with securities sold short	0.67%	0.65%	0.56%
Net investment income (loss)	(0.44)%	(0.95)%	(0.35)%

Supplemental data
Net assets, end of year (000’s)	$177,412	$148,991	$96,889
Portfolio turnover rate	229.90%	295.81%	181.06%

a For the period October 11, 2013 (commencement of operations) to May 31, 2014.
b The amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
c Based on average daily shares outstanding.
d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
e Ratios are annualized for periods less than one year.
f Includes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
g Benefit of expense reduction rounds to less than 0.01%.

14 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)
	Year Ended May 31,
	2016	2015	2014 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.09	$10.60	$10.00
Income from investment operations[b]:
Net investment income (loss)[c]	(0.12)	(0.17)	(0.08)
Net realized and unrealized gains (losses)	(0.39)	0.69	0.72
Total from investment operations	(0.51)	0.52	0.64
Less distributions from:
Net investment income	(0.09)	(0.03)	(0.04)
Net realized gains	(0.04)	—	—
Total distributions	(0.13)	(0.03)	(0.04)
Net asset value, end of year	$10.45	$11.09	$10.60

Total return[d]	(4.62)%	4.87%	6.42%

Ratios to average net assets[e]
Expenses before waiver, payments by affiliates and expense reduction[f]	3.96%	4.04%	4.03%
Expenses net of waiver, payments by affiliates and expense reduction[f]	3.62%[g]	3.63%[g]	3.53%
Expenses incurred in connection with securities sold short	0.67%	0.65%	0.56%
Net investment income (loss)	(1.18)%	(1.59)%	(1.05)%

Supplemental data
Net assets, end of year (000’s)	$71,154	$37,937	$16,618
Portfolio turnover rate	229.90%	295.81%	181.06%

a For the period October 11, 2013 (commencement of operations) to May 31, 2014.
b The amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
c Based on average daily shares outstanding.
d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
e Ratios are annualized for periods less than one year.
f Includes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
g Benefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 15

Franklin K2 Alternative Strategies Fund (continued)
	Year Ended May 31,
	2016	2015	2014 [a]
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.15	$10.62	$10.00
Income from investment operations[b]:
Net investment income (loss)[c]	(0.10)	(0.16)	(0.05)
Net realized and unrealized gains (losses)	(0.40)	0.73	0.71
Total from investment operations	(0.50)	0.57	0.66
Less distributions from:
Net investment income	—	(0.04)	(0.04)
Net realized gains	(0.04)	—	—
Total distributions	(0.04)	(0.04)	(0.04)
Net asset value, end of year	$10.61	$11.15	$10.62

Total return[d]	(4.51)%	5.39%	6.62%

Ratios to average net assets[e]
Expenses before waiver, payments by affiliates and expense reduction[f]	3.46%	3.57%	3.63%
Expenses net of waiver, payments by affiliates and expense reduction[f]	3.12%[g]	3.16%[g]	3.13%
Expenses incurred in connection with securities sold short	0.67%	0.65%	0.56%
Net investment income (loss)	(0.68)%	(1.12)%	(0.65)%

Supplemental data
Net assets, end of year (000’s)	$341	$9,173	$11,660
Portfolio turnover rate	229.90%	295.81%	181.06%

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED FINANCIAL HIGHLIGHTS

a For the period October 11, 2013 (commencement of operations) to May 31, 2014.
b The amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
c Based on average daily shares outstanding.
d Total return is not annualized for periods less than one year.
e Ratios are annualized for periods less than one year.
f Includes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
g Benefit of expense reduction rounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)
	Year Ended May 31,
	2016	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.18	$10.66	$10.00
Income from investment operations[b]:
Net investment income (loss)[c]	(0.01)	(0.08)	(0.01)
Net realized and unrealized gains (losses)	(0.37)	0.70	0.71
Total from investment operations	(0.38)	0.62	0.70
Less distributions from:
Net investment income	(0.17)	(0.10)	(0.04)
Net realized gains	(0.04)	—	—
Total distributions	(0.21)	(0.10)	(0.04)
Net asset value, end of year	$10.59	$11.18	$10.66

Total return[d]	(3.45)%	5.80%	7.02%

Ratios to average net assets[e]
Expenses before waiver, payments by affiliates and expense reduction[f]	2.87%	2.98%	3.19%
Expenses net of waiver, payments by affiliates and expense reduction[f]	2.53%[g]	2.60%[g]	2.69%
Expenses incurred in connection with securities sold short	0.67%	0.65%	0.56%
Net investment income (loss)	(0.09)%	(0.56)%	(0.21)%

Supplemental data
Net assets, end of year (000’s)	$265,517	$239,754	$215,526
Portfolio turnover rate	229.90%	295.81%	181.06%

a For the period October 11, 2013 (commencement of operations) to May 31, 2014.
b The amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
c Based on average daily shares outstanding.
d Total return is not annualized for periods less than one year.
e Ratios are annualized for periods less than one year.
f Includes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
g Benefit of expense reduction rounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 17

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)
	Year Ended May 31,
	2016	2015	2014 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.18	$10.65	$10.00
Income from investment operations[b]:
Net investment income (loss)[c]	(0.02)	(0.02)	(0.02)
Net realized and unrealized gains (losses)	(0.38)	0.64	0.71
Total from investment operations	(0.40)	0.62	0.69
Less distributions from:
Net investment income	(0.16)	(0.09)	(0.04)
Net realized gains	(0.04)	—	—
Total distributions	(0.20)	(0.09)	(0.04)
Net asset value, end of year	$10.58	$11.18	$10.65

Total return[d]	(3.58)%	5.88%	6.92%

Ratios to average net assets[e]
Expenses before waiver, payments by affiliates and expense reduction[f]	2.96%	3.07%	3.21%
Expenses net of waiver, payments by affiliates and expense reduction[f]	2.62%[g]	2.66%[g]	2.71%
Expenses incurred in connection with securities sold short	0.67%	0.65%	0.56%
Net investment income (loss)	(0.18)%	(0.62)%	(0.23)%

Supplemental data
Net assets, end of year (000’s)	$722,216	$329,139	$54,593
Portfolio turnover rate	229.90%	295.81%	181.06%

a For the period October 11, 2013 (commencement of operations) to May 31, 2014.
b The amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
c Based on average daily shares outstanding.
d Total return is not annualized for periods less than one year.
e Ratios are annualized for periods less than one year.
f Includes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
g Benefit of expense reduction rounds to less than 0.01%.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Statement of Investments, May 31, 2016

Franklin K2 Alternative Strategies Fund
	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests 33.4%
Aerospace & Defense 0.0%†
United Technologies Corp	United States	807	$81,168
Air Freight & Logistics 0.4%
[a] FedEx Corp	United States	27,085	4,468,212
Airlines 0.3%
[a] Delta Air Lines Inc	United States	62,015	2,695,172
[b] Spirit Airlines Inc	United States	6,700	291,249
[b,c] Wizz Air Holdings PLC, 144A	Switzerland	4,266	119,557
			3,105,978
Auto Components 0.3%
[b,c] Europcar Groupe SA, 144A	France	36,544	376,394
Johnson Controls Inc	United States	47,440	2,094,476
Tung Thih Electronic Co. Ltd	Taiwan	20,000	279,647
[a] Visteon Corp	United States	17,923	1,343,867
			4,094,384
Automobiles 0.1%
General Motors Co	United States	1,544	48,296
[b] Peugeot SA	France	66,092	1,040,179
			1,088,475
Banks 0.1%
BB&T Corp	United States	1,665	60,556
ING Groep NV, IDR	Netherlands	10,296	128,248
[d] JPMorgan Chase & Co	United States	2,656	173,357
PacWest Bancorp	United States	744	31,010
The PNC Financial Services Group Inc	United States	794	71,254
US Bancorp	United States	1,400	59,948
[d] Wells Fargo & Co	United States	3,534	179,244
			703,617
Beverages 1.2%
[a] Anheuser-Busch InBev SA/NV, ADR	Belgium	12,825	1,618,771
[a] Brown-Forman Corp., B	United States	31,494	3,088,616
[d] The Coca-Cola Co	United States	72,766	3,245,364
Constellation Brands Inc., A	United States	319	48,855
Heineken NV	Netherlands	47,903	4,448,867
[a,b] Monster Beverage Corp	United States	15,038	2,255,700
PepsiCo Inc	United States	1,266	128,081
			14,834,254
Biotechnology 3.2%
AbbVie Inc	United States	1,286	80,928
[b] Acorda Therapeutics Inc	United States	5,251	149,391
[b] Adaptimmune Therapeutics PLC, ADR	United States	8,201	84,388
[b] Aduro Biotech Inc	United States	6,038	74,207
[b] Aeglea BioTherapeutics Inc	United States	13,407	100,553
[a,b] Agios Pharmaceuticals Inc	United States	7,518	420,632
[b] Alexion Pharmaceuticals Inc	United States	12,524	1,889,872
[a,b] Alnylam Pharmaceuticals Inc	United States	16,783	1,203,677
[b] Amicus Therapeutics Inc	United States	38,111	269,826
[b] Applied Genetic Technologies Corp	United States	14,201	244,257
[b] Avexis Inc	United States	3,226	138,653

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Annual Report

19

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Biotechnology (continued)
[a,d] Baxalta Inc	United States	226,783	$10,257,395
[b] BioCryst Pharmaceuticals Inc	United States	18,918	64,132
[b] Biogen Idec Inc	United States	9,979	2,891,216
[a,b] BioMarin Pharmaceutical Inc	United States	38,830	3,481,109
[b] Bluebird Bio Inc	United States	15,568	704,452
[b] Celgene Corp	United States	30,591	3,227,962
[b] Chimerix Inc	United States	21,745	106,550
[b] Corvus Pharmaceuticals Inc	United States	4,423	62,143
[a,b] DBV Technologies SA, ADR	France	7,806	261,735
[b] Dimension Therapeutics Inc	United States	7,067	56,536
[b] EPIRUS Biopharmaceuticals Inc	United States	28,159	17,222
[b] Epizyme Inc	United States	28,240	312,334
[b] Exelixis Inc	United States	110,468	716,937
[b] Fibrocell Science Inc	United States	39,509	91,266
[b] Global Blood Therapeutics Inc	United States	5,039	120,533
[b] Immune Design Corp	United States	3,386	42,494
[b] Incyte Corp. Ltd	United States	19,736	1,665,916
[b] Inotek Pharmaceuticals Corp	United States	24,483	225,244
[b] Insmed Inc	United States	18,257	215,433
[b] Intellia Therapeutics Inc	United States	901	26,643
[b] MacroGenics Inc	United States	4,014	102,598
[b] Medgenics Inc	Israel	27,311	155,673
[a,b] Medivation Inc	United States	61,163	3,697,915
[b] Mirati Therapeutics Inc	United States	1,129	20,469
[b] Natera Inc	United States	10,748	148,215
[b] Neurocrine Biosciences Inc	United States	6,345	315,029
[b] Nivalis Therapeutics Inc	United States	3,452	17,225
[b] Otonomy Inc	United States	19,497	286,411
[a,b] OvaScience Inc	United States	32,834	242,643
[b] ProQR Therapeutics NV	Netherlands	36,423	177,016
[b] Proteostasis Therapeutics Inc	United States	15,055	248,709
[b] Prothena Corp. PLC	Ireland	8,418	408,610
[b] PTC Therapeutics Inc	United States	4,139	33,774
[b] Radius Health Inc	United States	4,144	150,261
[b] Regeneron Pharmaceuticals Inc	United States	3,337	1,331,229
[b] REGENXBIO Inc	United States	2,633	32,544
[b] Retrophin Inc	United States	12,056	214,356
[b] Sage Therapeutics Inc	United States	6,594	217,009
[b] Sarepta Therapeutics Inc	United States	9,059	189,605
[b] Seres Therapeutics Inc	United States	5,605	170,560
[b] Syndax Pharmaceuticals Inc	United States	3,233	44,421
[b] Tesaro Inc	United States	13,774	637,736
[b] Trevena Inc	United States	10,390	76,055
[b] Ultragenyx Pharmaceutical Inc	United States	10,799	789,407
[b] Vertex Pharmaceuticals Inc	United States	5,391	502,172
			39,413,278
Capital Markets 0.3%
SEI Investments Co	United States	80,544	4,143,183
Chemicals 1.8%
[a] Air Products & Chemicals Inc	United States	20,176	2,877,905
Akzo Nobel NV	Netherlands	13,057	886,195

20 Annual Report

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Chemicals (continued)
Axalta Coating Systems Ltd	United States	36,714	$1,033,499
[a] Axiall Corp	United States	89,588	2,086,504
The Dow Chemical Co	United States	948	48,689
Eastman Chemical Co	United States	16,796	1,232,155
[b] Ingevity Corp	United States	6,681	194,684
[d] Monsanto Co	United States	22,736	2,557,118
PPG Industries Inc	United States	473	50,933
[a] The Sherwin-Williams Co	United States	21,716	6,321,310
Syngenta AG	Switzerland	5,924	2,327,286
[a] WR Grace & Co	United States	30,081	2,335,489
			21,951,767
Commercial Services & Supplies 0.2%
[b] Atento SA	Spain	79,355	708,640
Edenred	France	14,315	265,193
[b] Spotless Group Holdings Ltd	Australia	76,960	64,523
Tyco International PLC	United States	30,081	1,282,052
West Corp	United States	21,310	449,641
			2,770,049
Communications Equipment 0.1%
[a,b] Arista Networks Inc	United States	9,811	719,048
[b] Lumentum Holdings Inc	United States	27,050	685,447
[b] Oclaro Inc	United States	89,641	449,102
			1,853,597
Construction Materials 0.5%
Buzzi Unicem SpA	Italy	22,417	445,467
HeidelbergCement AG	Germany	7,995	683,982
[b] Italcementi SpA	Italy	164,252	1,915,262
[b] LafargeHolcim Ltd., B	Switzerland	30,283	1,361,821
[a] Martin Marietta Materials Inc	United States	12,101	2,287,573
			6,694,105
Consumer Finance 0.0%†
[b] Encore Capital Group Inc	United States	539	14,494
[a,b] Synchrony Financial	United States	11,000	343,200
			357,694
Containers & Packaging 0.0%†
International Paper Co	United States	533	22,471
Diversified Financial Services 0.3%
[a] Moody’s Corp	United States	39,834	3,929,226
Diversified Telecommunication Services 0.1%
CenturyLink Inc	United States	909	24,652
Swisscom AG	Switzerland	1,271	605,579
Verizon Communications Inc	United States	5,034	256,231
			886,462
Electric Utilities 0.3%
Exelon Corp	United States	939	32,180
[a] ITC Holdings Corp	United States	73,009	3,250,361

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Annual Report

21

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Electric Utilities (continued)
[d] NextEra Energy Inc	United States	1,423	$170,931
PG&E Corp	United States	1,944	116,795
			3,570,267
Electrical Equipment 0.1%
Eaton Corp. PLC	United States	1,110	68,409
Emerson Electric Co	United States	13,792	717,460
Rockwell Automation Inc	United States	2,697	312,987
[b] SolarCity Corp	United States	5,992	134,161
			1,233,017
Electronic Equipment, Instruments & Components 0.4%
[b] Coherent Inc	United States	2,100	198,702
[a] Ingram Micro Inc., A	United States	65,022	2,251,712
[a,b] VeriFone Systems Inc	United States	81,650	2,155,560
			4,605,974
Energy Equipment & Services 0.0%†
Halliburton Co	United States	991	41,800
Food & Staples Retailing 0.7%
Casey’s General Stores Inc	United States	17,956	2,158,491
[a] Costco Wholesale Corp	United States	36,449	5,422,517
CVS Health Corp	United States	15,193	1,465,365
The Kroger Co	United States	1,675	59,898
			9,106,271
Food Products 0.7%
Greencore Group PLC	Ireland	52,664	262,924
[a] The Kraft Heinz Co	United States	27,838	2,315,843
Lindt & Spruengli AG	Switzerland	73	5,397,887
Mead Johnson Nutrition Co	United States	618	50,849
Mondelez International Inc	United States	672	29,897
[b] The WhiteWave Foods Co	United States	24,692	1,102,498
			9,159,898
Health Care Equipment & Supplies 0.8%
[a] Becton Dickinson and Co	United States	20,927	3,483,299
[a,b] Derma Sciences Inc	United States	15,328	62,078
[b] DexCom Inc	United States	10,142	654,058
[b] GenMark Diagnostics Inc	United States	29,621	223,046
[a,b] IDEXX Laboratories Inc	United States	35,937	3,147,003
Innocoll Holdings PLC	Ireland	4,533	43,517
Medtronic PLC	United States	13,158	1,058,956
[b] Novadaq Technologies Inc	Canada	18,095	174,798
St. Jude Medical Inc	United States	10,443	818,313
[a,b] TearLab Corp	United States	61,823	47,604
			9,712,672
Health Care Providers & Services 1.0%
[b] Acadia Healthcare Co. Inc	United States	12,192	717,743
Aetna Inc	United States	16,596	1,879,165
Celesio AG	Germany	61,856	1,745,713
[b] Centene Corp	United States	21,974	1,370,079

22 Annual Report

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Health Care Providers & Services (continued)
[a] Cigna Corp	United States	11,789	$1,510,289
Humana Inc	United States	8,261	1,425,105
[b] Laboratory Corp. of America Holdings	United States	1,240	158,658
[a] UnitedHealth Group Inc	United States	16,247	2,171,737
[a] Universal Health Services Inc., B	United States	7,370	993,918
			11,972,407
Health Care Technology 0.0%†
[b] athenahealth Inc	United States	1,288	163,409
Hotels, Restaurants & Leisure 1.1%
[a,b] Buffalo Wild Wings Inc	United States	2,873	417,705
[a] Domino’s Pizza Inc	United States	25,041	3,026,956
[a] Hilton Worldwide Holdings Inc	United States	138,534	2,878,737
Marriott International Inc., A	United States	5,400	356,616
McDonald’s Corp	United States	631	77,020
[a] Sonic Corp	United States	158,342	4,717,008
Starwood Hotels & Resorts Worldwide Inc	United States	20,479	1,503,773
Wyndham Worldwide Corp	United States	6,625	446,459
			13,424,274
Household Durables 0.3%
CalAtlantic Group Inc	United States	59,461	2,199,462
[a,b] Mohawk Industries Inc	United States	6,881	1,353,424
Whirlpool Corp	United States	213	37,194
			3,590,080
Industrial Conglomerates 0.0%†
Danaher Corp	United States	578	56,852
General Electric Co	United States	9,678	292,566
			349,418
Insurance 0.2%
AmTrust Financial Services Inc	United States	382	10,131
MetLife Inc	United States	933	42,498
Prudential Financial Inc	United States	415	32,889
W.R. Berkley Corp	United States	24,075	1,372,997
[a] Willis Towers Watson PLC	United States	6,500	832,130
			2,290,645
Internet & Catalog Retail 0.7%
[a,b] Amazon.com Inc	United States	3,820	2,761,058
Expedia Inc	United States	11,315	1,258,681
[b] The Priceline Group Inc	United States	97	122,640
[a,b] TripAdvisor Inc	United States	16,565	1,122,113
[a,b] Wayfair Inc., A	United States	73,402	3,022,694
			8,287,186
Internet Software & Services 1.7%
[a,b] Akamai Technologies Inc	United States	27,105	1,479,391
[a,b] Alibaba Group Holding Ltd., ADR	China	18,675	1,531,350
[a,b] Alphabet Inc., A	United States	3,824	2,863,602
[a,b] Alphabet Inc., C	United States	1,251	920,386
[a,b] Benefitfocus Inc	United States	17,610	646,463

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23

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Internet Software & Services (continued)
[a,b] CoStar Group Inc	United States	2,495	$515,442
[b] Demandware Inc	United States	3,700	177,563
[a,b] eBay Inc	United States	29,343	717,730
[a,b] Facebook Inc	United States	31,755	3,772,812
Naver Corp	South Korea	299	180,634
Tencent Holdings Ltd	China	19,300	430,421
[a,b] VeriSign Inc	United States	12,055	1,030,220
[a,b] Yahoo! Inc	United States	166,995	6,335,790
[b] Zillow Group Inc., A	United States	4,740	138,598
[b] Zillow Group Inc., C	United States	14,280	409,550
			21,149,952
IT Services 3.1%
Accenture PLC, A	United States	12,060	1,434,778
[a,b] Alliance Data Systems Corp	United States	12,145	2,698,498
Automatic Data Processing Inc	United States	30,010	2,636,078
[a,b] Cardtronics Inc	United States	30,810	1,210,525
[a,b] Cognizant Technology Solutions Corp., A	United States	25,550	1,569,792
[a,b] EPAM Systems Inc	United States	14,300	1,094,093
EVERTEC Inc	Puerto Rico	43,675	668,664
[a,b] ExlService Holdings Inc	United States	71,460	3,701,628
[b] Gartner Inc	United States	2,700	274,374
[b] Genpact Ltd	United States	136,675	3,852,868
[a] Global Payments Inc	United States	59,037	4,586,584
[a] MasterCard Inc., A	United States	33,542	3,216,678
[b] PayPal Holdings Inc	United States	59,463	2,247,107
[b] Syntel Inc	United States	12,735	586,829
[a,b] Vantiv Inc., A	United States	25,775	1,385,922
Visa Inc., A	United States	46,802	3,694,550
[a,b] WEX Inc	United States	30,297	2,795,201
[b,c] Worldpay Group PLC, 144A	United Kingdom	106,785	428,569
			38,082,738
Leisure Products 0.0%†
[b] JAKKS Pacific Inc	United States	965	7,199
Life Sciences Tools & Services 0.5%
Gerresheimer AG	Germany	23,576	1,876,616
[a,b] Illumina Inc	United States	7,343	1,063,487
[b] Sequenom Inc	United States	65,989	67,309
[a] Thermo Fisher Scientific Inc	United States	20,841	3,163,038
			6,170,450
Machinery 0.0%†
Caterpillar Inc	United States	650	47,131
Trinity Industries Inc	United States	2,694	48,654
			95,785
Marine 0.4%
Irish Continental Group PLC	Ireland	389,101	2,337,827
[a,b] Kirby Corp	United States	19,033	1,333,833
[b] Neptune Orient Lines Ltd	Singapore	1,905,361	1,791,767
			5,463,427

24 Annual Report

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Media 1.0%
CBS Corp., B	United States	38,558	$2,128,402
[b] Charter Communications Inc	United States	2,409	527,426
[a] Comcast Corp., A	United States	27,075	1,713,847
[a,b] Dish Network Corp., A	United States	36,758	1,834,224
[b] Liberty Global PLC LiLAC, A	United Kingdom	6,908	283,781
[a,b] Liberty Global PLC, A	United Kingdom	6,533	244,008
[b] Liberty Global PLC, C	United Kingdom	17,615	636,430
[b] Liberty SiriusXM Group	United States	34,847	1,095,938
SES SA, IDR	Luxembourg	24,396	546,410
[a] The Walt Disney Co	United States	37,766	3,747,143
			12,757,609
Metals & Mining 0.6%
Alcoa Inc	United States	9,284	86,063
Boliden AB	Sweden	27,287	482,843
Freeport-McMoRan Inc	United States	53,595	593,833
[b] Impala Platinum Holdings Ltd	South Africa	106,154	303,948
Newmont Mining Corp	United States	43,194	1,399,917
Nucor Corp	United States	460	22,315
[a] Rio Tinto PLC, ADR	United Kingdom	32,319	906,225
Teck Resources Ltd	Canada	214,414	2,064,807
ThyssenKrupp AG	Germany	51,931	1,143,191
United States Steel Corp	United States	59,302	858,100
			7,861,242
Multi-Utilities 0.0%†
Sempra Energy	United States	1,004	107,548
Multiline Retail 0.1%
Macy’s Inc	United States	21,702	720,723
Oil, Gas & Consumable Fuels 1.2%
[d] Chevron Corp	United States	1,030	104,030
Columbia Pipeline Group Inc	United States	34,753	887,592
[a,b] Continental Resources Inc	United States	62,258	2,618,571
Delek U.S. Holdings Inc	United States	2,355	32,452
Devon Energy Corp	United States	5,525	199,397
[d] Exxon Mobil Corp	United States	2,434	216,675
Golar LNG Ltd	Bermuda	1,384	24,082
Hess Corp	United States	1,033	61,908
[b] Kinder Morgan Inc., wts., 5/25/17	United States	52,317	1,344
Marathon Oil Corp	United States	3,028	39,576
[b] Newfield Exploration Co	United States	34,666	1,413,333
[a] Occidental Petroleum Corp	United States	28,890	2,179,462
Scorpio Tankers Inc	Monaco	8,167	48,022
TransCanada Corp	Canada	115,379	4,750,305
Valero Energy Corp	United States	322	17,613
[a] The Williams Cos Inc	United States	102,378	2,268,696
			14,863,058
Paper & Forest Products 0.2%
[b] Canfor Corp	Canada	141,570	1,694,932
West Fraser Timber Co. Ltd	Canada	25,980	887,562
			2,582,494

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25

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Pharmaceuticals 1.9%
[b] Aerie Pharmaceuticals Inc	United States	40,618	$725,844
[b,d] Allergan PLC	United States	37,283	8,789,467
[a,b] Aratana Therapeutics Inc	United States	19,668	140,233
[b] Assembly Biosciences Inc	United States	28,503	162,752
AstraZeneca PLC, ADR	United Kingdom	18,409	546,747
[a,d] Bristol-Myers Squibb Co	United States	41,166	2,951,602
[b,c] Cassiopea SpA, 144A	Italy	4,138	147,786
[b] Dermira Inc	United States	13,175	418,174
Eli Lilly & Co	United States	21,526	1,615,096
[b] Flex Pharma Inc	United States	4,363	54,581
Innoviva Inc	United States	18,430	207,890
[b] Intra-Cellular Therapies Inc	United States	21,789	843,234
[b] Jazz Pharmaceuticals PLC	United States	3,769	571,230
[d] Johnson & Johnson	United States	1,756	197,884
[b] The Medicines Co	United States	16,856	633,954
Novo Nordisk AS, ADR	Denmark	5,066	283,899
[b] Ocular Therapeutix Inc	United States	9,512	114,144
[b] Pacira Pharmaceuticals Inc	United States	15,973	742,904
Pfizer Inc	United States	4,507	156,393
[b] SCYNEXIS Inc	United States	6,453	25,489
Shire PLC, ADR	United States	21,131	3,933,747
[b] Steadymed Ltd	Israel	7,372	25,655
			23,288,705
Professional Services 1.0%
Equifax Inc	United States	11,585	1,456,582
Experian PLC	Ireland	73,606	1,392,292
[b] FTI Consulting Inc	United States	16,550	692,618
[a,b] Huron Consulting Group Inc	United States	42,430	2,483,852
[a] ManpowerGroup Inc	United States	13,070	1,042,332
Robert Half International Inc	United States	17,525	728,865
SThree PLC	United Kingdom	43,159	204,718
[b] TransUnion	United States	35,400	1,171,740
[b] TriNet Group Inc	United States	50,810	1,023,822
[a,b] WageWorks Inc	United States	29,435	1,649,832
			11,846,653
Real Estate Investment Trusts (REITs) 0.0%†
Redwood Trust Inc	United States	4,391	62,572
Road & Rail 0.8%
CSX Corp	United States	40,127	1,060,557
Kansas City Southern	United States	26,148	2,434,379
[b] Old Dominion Freight Line Inc	United States	12,718	818,403
Ryder System Inc	United States	14,018	975,933
[a,b] Swift Transportation Co	United States	85,518	1,332,370
[a] Union Pacific Corp	United States	42,958	3,616,634
			10,238,276
Semiconductors & Semiconductor Equipment 1.0%
[b] Acacia Communications Inc	United States	6,400	251,392
Advanced Semiconductor Engineering Inc	Taiwan	187,000	211,585
[a] Applied Materials Inc	United States	65,569	1,601,195

26 Annual Report

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Semiconductors & Semiconductor Equipment (continued)
Broadcom Ltd	Singapore	9,701	$1,497,446
[b] Cavium Inc	United States	5,180	257,705
[b] Cirrus Logic Inc	United States	7,211	259,596
Cypress Semiconductor Corp	United States	5,949	63,238
[a,b] First Solar Inc	United States	14,096	699,866
[a,b] Inphi Corp	United States	10,836	337,975
Intel Corp	United States	1,247	39,393
Intersil Corp	United States	5,900	79,768
[a] Lam Research Corp	United States	8,758	725,250
[a,b] M/A-COM Technology Solutions Holdings Inc	United States	6,681	240,516
Mellanox Technologies Ltd	Israel	10,600	502,440
[a] Microchip Technology Inc	United States	20,565	1,062,799
[a,b] NeoPhotonics Corp	United States	33,166	298,826
NVIDIA Corp	United States	5,452	254,717
[b] NXP Semiconductors NV	Netherlands	15,893	1,501,730
[a,b] ON Semiconductor Corp	United States	26,783	261,670
QUALCOMM Inc	United States	2,320	127,414
Silicon Motion Technology Corp., ADR	Taiwan	20,292	901,979
[b] Siltronic AG	Germany	1,871	32,132
[a] Skyworks Solutions Inc	United States	8,048	537,284
[b] SunEdison Semiconductor Ltd	United States	29,935	170,630
[a] Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Taiwan	27,700	684,744
Texas Instruments Inc	United States	1,373	83,204
Win Semiconductors Corp	Taiwan	135,000	265,757
			12,950,251
Software 0.9%
[a] Activision Blizzard Inc	United States	40,192	1,577,938
[a,b] Adobe Systems Inc	United States	6,270	623,677
[a,b] Guidewire Software Inc	United States	15,075	884,902
[b] HubSpot Inc	United States	5,085	242,860
Intuit Inc	United States	7,345	783,418
[d] Microsoft Corp	United States	24,347	1,290,391
Mobileye NV	United States	10,819	410,797
Oracle Corp	United States	1,479	59,456
[b] Paylocity Holding Corp	United States	14,000	513,940
[b] Red Hat Inc	United States	9,057	701,555
[a,b] Salesforce.com Inc	United States	11,605	971,455
[b] ServiceNow Inc	United States	3,100	222,053
SS&C Technologies Holdings Inc	United States	4,085	251,595
[b] Take-Two Interactive Software Inc	United States	45,088	1,754,374
[b] Verint Systems Inc	United States	25,555	843,059
			11,131,470
Specialty Retail 1.7%
[a,b] AutoNation Inc	United States	110,827	5,590,114
[a,b] Autozone Inc	United States	6,882	5,245,460
[a] The Home Depot Inc	United States	61,069	8,068,436
Inditex SA	Spain	36,884	1,245,937
[a,b] MarineMax Inc	United States	23,513	399,251
			20,549,198

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27

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Technology Hardware, Storage & Peripherals 1.5%
Apple Inc	United States	472	$47,134
Catcher Technology Co. Ltd	Taiwan	27,000	205,320
[a,d] EMC Corp	United States	366,279	10,237,498
Hewlett Packard Enterprise Co	United States	124,615	2,301,639
Lexmark International Inc	United States	12,774	483,624
[a,b,d] NCR Corp	United States	94,236	2,910,008
[b] Pure Storage Inc., A	United States	59,555	701,558
Samsung Electronics Co. Ltd	South Korea	960	1,040,711
[b] Violin Memory Inc	United States	19,835	11,262
			17,938,754
Textiles, Apparel & Luxury Goods 0.5%
Coach Inc	United States	21,063	830,304
Michael Kors Holdings Ltd	United States	17,688	755,631
Moncler SpA	Italy	37,696	628,714
[a] NIKE Inc., B	United States	64,213	3,545,842
			5,760,491
Tobacco 0.0%†
Altria Group Inc	United States	787	50,085
Philip Morris International Inc	United States	692	68,287
Reynolds American Inc	United States	1,525	75,792
			194,164
Wireless Telecommunication Services 0.1%
NTT DoCoMo Inc	Japan	36,700	921,021
[b] T-Mobile U.S. Inc	United States	20,189	863,282
			1,784,303
Total Common Stocks and Other Equity Interests
(Cost $382,297,916)			413,512,300
Exchange Traded Funds 0.1%
Health Care Select Sector SPDR ETF	United States	5,966	425,614
iShares iBoxx USD High Yield Corporate Bond ETF	United States	11,200	936,432
Technology Select Sector SPDR Fund	United States	5,275	233,208
Total Exchange Traded Funds (Cost $1,566,743)			1,595,254
Convertible Preferred Stocks 0.2%
Food Products 0.2%
Bunge Ltd., cvt. pfd., 4.875%	United States	4,462	429,467
[a] Post Holdings Inc., cvt. pfd., 2.50%	United States	12,573	1,827,800
			2,257,267
Health Care Providers & Services 0.0%†
Amsurg Corp., cvt. pfd., Series A-1, 5.25%	United States	615	87,330
Real Estate Investment Trusts (REITs) 0.0%†
[e] Welltower Inc., cvt. pfd., Series I, 6.50%	United States	2,088	130,792
Tobacco 0.0%†
[a] Universal Corp., cvt. pfd., 6.75%	United States	330	406,189
Total Convertible Preferred Stocks (Cost $2,132,961)			2,881,578

28 Annual Report

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares/Warrants		Value
Preferred Stocks 0.2%
Chemicals 0.0%†
Henkel AG & Co. KGaA, pfd	Germany	1,295		$150,931
Diversified Telecommunication Services 0.0%†
Iridium Communications Inc., pfd., 7.00%	United States	1,979		206,558
Machinery 0.0%†
[b] MAN SE, pfd	Germany	3,186		332,510
Pharmaceuticals 0.2%
Allergan PLC, pfd., 5.50%	United States	2,357		1,990,864
Total Preferred Stocks (Cost $3,078,653)				2,680,863

		Principal
		Amount*
Convertible Bonds 14.0%
Banks 0.6%
[f] The Oita Bank Ltd., senior note, Reg S, zero cpn., 12/18/19	Japan	1,300,000		1,205,750
The Yamagata Bank Ltd., senior note, zero cpn., 4/22/19	Japan	2,000,000		1,930,000
[f] Yamaguchi Financial Group Inc., senior note, Reg S,
zero cpn., 12/20/18	Japan	4,000,000		4,230,000
				7,365,750
Biotechnology 0.6%
[f] Ablynx NV, senior note, Reg S, Series ABLX, 3.25%, 5/27/20	Belgium	200,000	EUR	283,891
Acorda Therapeutics Inc., senior note, 1.75%, 6/15/21	United States	679,000		626,378
[a] AMAG Pharmaceuticals Inc., senior note, 2.50%, 2/15/19	United States	1,175,000		1,233,016
[c] Anacor Pharmaceuticals Inc., senior note, 144A, 2.00%, 4/15/23	United States	517,000		781,639
BioMarin Pharmaceutical Inc., senior sub. note, 1.50%, 10/15/20	United States	70,000		87,150
[a] Exelixis Inc., senior sub. note, 4.25%, 8/15/19	United States	1,312,000		1,716,260
Ligand Pharmaceuticals Inc., senior note, 0.75%, 8/15/19	United States	1,368,000		2,298,240
PDL BioPharma Inc., senior note, 4.00%, 2/01/18	United States	670,000		629,800
[c] PTC Therapeutics Inc., senior note, 144A, 3.00%, 8/15/22	United States	328,000		156,210
				7,812,584
Building Products 0.1%
[c] Griffon Corp., sub. note, 144A, 4.00%, 1/15/17	United States	801,000		983,728
Capital Markets 0.3%
Ares Capital Corp., senior note, 5.125%, 6/01/16	United States	968,000		968,000
[f] Cahaya Capital Ltd., senior note, Reg S, zero cpn., 9/18/21	Malaysia	2,400,000		2,355,000
[a] Cowen Group Inc., senior note, 3.00%, 3/15/19	United States	615,000		564,262
[a] FXCM Inc., senior note, 2.25%, 6/15/18	United States	592,000		254,560
				4,141,822
Chemicals 0.1%
[a] Solazyme Inc., senior sub. note, 5.00%, 10/01/19	United States	1,390,000		667,200
Commercial Services & Supplies 0.0%†
RWT Holdings Inc., senior note, 5.625%, 11/15/19	United States	204,000		199,410
Communications Equipment 0.4%
Brocade Communications Systems Inc., senior note, 1.375%, 1/01/20	United States	245,000		238,109
Ciena Corp.,
senior bond, 0.875%, 6/15/17	United States	565,000		558,291
[c]senior note, 144A, 3.75%, 10/15/18	United States	55,000		63,181

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29

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Principal
	Country	Amount*		Value
Convertible Bonds (continued)
Communications Equipment (continued)
[a] Palo Alto Networks Inc., senior note, zero cpn., 7/01/19	United States	2,889,000		$3,858,621
				4,718,202
Construction & Engineering 0.2%
[c] Dycom Industries Inc., senior note, 144A, 0.75%, 9/15/21	United States	977,000		1,100,957
[f] Larsen & Toubro Ltd., senior note, Reg S, 0.675%, 10/22/19	India	1,600,000		1,536,000
				2,636,957
Construction Materials 0.2%
[a] Cemex SAB de CV, sub. note,
3.75%, 3/15/18	Mexico	1,324,000		1,373,650
3.72%, 3/15/20	Mexico	1,258,000		1,183,306
				2,556,956
Consumer Finance 0.4%
Encore Capital Group Inc., senior note,
3.00%, 11/27/17	United States	780,000		812,662
[a]2.875%, 3/15/21	United States	700,000		531,125
[a] PRA Group Inc., senior note, 3.00%, 8/01/20	United States	789,000		629,721
[f] Siemens Financieringsmaatschappij NV, senior note, Reg S, Series SIE,
1.05%, 8/16/17	Germany	3,000,000		3,193,500
				5,167,008
Diversified Consumer Services 0.3%
Ascent Capital Group Inc., senior note, 4.00%, 7/15/20	United States	725,000		466,266
[a] Carriage Services Inc., sub. note, 2.75%, 3/15/21	United States	1,064,000		1,252,195
TAL Education Group, senior note, 2.50%, 5/15/19	China	696,000		1,441,590
				3,160,051
Diversified Financial Services 0.1%
[c] Element Financial Corp., sub. note, 144A,
5.125%, 6/30/19	Canada	536,000	CAD	455,744
4.25%, 6/30/20	Canada	1,205,000	CAD	946,467
				1,402,211
Electric Utilities 0.1%
Emera Inc., sub. bond, 4.00%, 9/29/25	Canada	1,595,000	CAD	526,051
Electrical Equipment 0.1%
General Cable Corp., sub. bond, 4.50%, 11/15/29	United States	1,110,000		670,162
[a] SolarCity Corp., senior note, 2.75%, 11/01/18	United States	285,000		187,922
				858,084
Electronic Equipment, Instruments & Components 0.3%
[c] Knowles Corp., senior note, 144A, 3.25%, 11/01/21	United States	604,000		633,067
[f] TPK Holding Co. Ltd., senior note, Reg S, zero cpn., 4/08/20	Taiwan	1,500,000		1,321,875
[a] Vishay Intertechnology Inc., senior bond, 2.25%, 11/15/40	United States	1,930,000		2,010,819
				3,965,761
Energy Equipment & Services 0.1%
[a] Hornbeck Offshore Services Inc., senior note, 1.50%, 9/01/19	United States	1,126,000		658,006
Health Care Equipment & Supplies 0.5%
[a] Hologic Inc., senior bond, zero cpn., 12/15/43	United States	929,000		1,142,670

30 Annual Report

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Principal
	Country	Amount*		Value
Convertible Bonds (continued)
Health Care Equipment & Supplies (continued)
[a] Integra LifeSciences Holdings Corp., senior note, 1.625%, 12/15/16	United States	1,027,000		$1,468,610
[c] Invacare Corp., senior note, 144A, 5.00%, 2/15/21	United States	367,000		342,228
[f] Nipro Corp., senior note, Reg S, zero cpn., 1/29/21	Japan	30,000,000	JPY	295,300
[c] NuVasive Inc., senior note, 144A, 2.25%, 3/15/21	United States	992,000		1,126,540
Quidel Corp., senior note, 3.25%, 12/15/20	United States	480,000		435,600
[a] Wright Medical Group Inc., senior note, 2.00%, 2/15/20	United States	1,358,000		1,301,982
[c] Wright Medical Group NV, senior note, 144A, 2.25%, 11/15/21	United States	382,000		423,781
				6,536,711
Health Care Providers & Services 0.5%
[c] Aceto Corp., senior note, 144A, 2.00%, 11/01/20	United States	810,000		760,387
Brookdale Senior Living Inc., senior note, 2.75%, 6/15/18	United States	55,000		54,519
[a] HealthSouth Corp., senior sub. bond, 2.00%, 12/01/43	United States	2,320,000		2,762,250
Molina Healthcare Inc.,
[a]senior bond, 1.625%, 8/15/44	United States	1,287,000		1,402,830
senior note, 1.125%, 1/15/20	United States	1,054,000		1,399,185
				6,379,171
Health Care Technology 0.1%
[a] Allscripts Healthcare Solutions Inc., senior note, 1.25%, 7/01/20	United States	954,000		989,775
Household Durables 0.4%
CalAtlantic Group Inc.,
[a]senior bond, 1.25%, 8/01/32	United States	987,000		1,075,830
senior note, 0.25%, 6/01/19	United States	1,056,000		975,480
KB Home, senior note, 1.375%, 2/01/19	United States	45,000		42,441
[a] LGI Homes Inc., sub. note, 4.25%, 11/15/19	United States	610,000		836,463
M/I Homes Inc., senior sub. note, 3.25%, 9/15/17	United States	600,000		609,750
Meritage Homes Corp., senior bond, 1.875%, 9/15/32	United States	1,123,000		1,120,192
[a] Toll Brothers Finance Corp., senior bond, 0.50%, 9/15/32	United States	649,000		640,076
				5,300,232
Household Products 0.0%†
[f] Unicharm Corp., senior note, Reg S, zero cpn., 9/25/20	Japan	40,000,000	JPY	409,988
Independent Power & Renewable Electricity Producers 0.1%
[a,c] Pattern Energy Group Inc., senior note, 144A, 4.00%, 7/15/20	United States	1,788,000		1,747,770
Industrial Conglomerates 0.0%†
[f] Keihan Holdings Co. Ltd., senior note, Reg S, zero cpn., 3/30/21	Japan	30,000,000	JPY	279,383
Insurance 0.1%
[a] AmTrust Financial Services Inc., senior bond, 2.75%, 12/15/44	United States	1,234,000		974,860
Internet & Catalog Retail 0.7%
[a] Ctrip.com International Ltd., senior note, 1.25%, 10/15/18	China	1,508,000		1,971,710
[a] Priceline Group Inc., senior note, 1.00%, 3/15/18	United States	2,847,000		4,012,491
[a] Shutterfly Inc., senior note, 0.25%, 5/15/18	United States	2,357,000		2,392,355
				8,376,556
Internet Software & Services 2.2%
Akamai Technologies Inc., senior note, zero cpn., 2/15/19	United States	795,000		780,595
[a] Blucora Inc., senior note, 4.25%, 4/01/19	United States	142,000		125,670
[a] j2 Global Inc., senior bond, 3.25%, 6/15/29	United States	874,000		1,016,025
[a] LinkedIn Corp., senior note, 0.50%, 11/01/19	United States	1,351,000		1,269,096

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31

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Principal
	Country	Amount*	Value
Convertible Bonds (continued)
Internet Software & Services (continued)
[a] MercadoLibre Inc., senior note, 2.25%, 7/01/19	Argentina	2,288,000	$2,845,700
Monster Worldwide Inc., senior note, 3.50%, 10/15/19	United States	468,000	415,935
SINA Corp., senior note, 1.00%, 12/01/18	China	1,882,000	1,864,356
Twitter Inc., senior note,
0.25%, 9/15/19	United States	2,194,000	1,943,061
[a]1.00%, 9/15/21	United States	1,410,000	1,189,688
VeriSign Inc., junior sub. bond, 4.345%, 8/15/37	United States	3,902,000	9,750,123
Web.com Group Inc., senior note, 1.00%, 8/15/18	United States	1,045,000	967,931
WebMD Health Corp., senior note,
2.50%,1/31/18	United States	523,000	616,159
[a]1.50%, 12/01/20	United States	904,000	1,262,210
[c]144A, 2.625%, 6/15/23	United States	593,000	619,314
Yahoo! Inc., senior note, zero cpn., 12/01/18	United States	2,986,000	3,017,726
			27,683,589
IT Services 0.2%
[a,c] CSG Systems International Inc., 144A,
senior bond, 4.25%, 3/15/36	United States	988,000	1,049,132
senior sub. note, 3.00%, 3/01/17	United States	476,000	895,475
[c] Unisys Corp., senior note, 144A, 5.50%, 3/01/21	United States	444,000	482,573
			2,427,180
Leisure Products 0.0%†
[c] JAKKS Pacific Inc., senior note, 144A, 4.25%, 8/01/18	United States	494,000	504,806
Life Sciences Tools & Services 0.1%
Albany Molecular Research Inc., senior note, 2.25%, 11/15/18	United States	597,000	641,775
Illumina Inc., senior note, 0.50%, 6/15/21	United States	671,000	696,163
Sequenom Inc., senior note, 5.00%, 1/01/18	United States	500,000	305,000
			1,642,938
Machinery 0.5%
[a] Altra Industrial Motion Corp., senior bond, 2.75%, 3/01/31	United States	810,000	935,044
[a] The Greenbrier Cos Inc., senior note, 3.50%, 4/01/18	United States	1,113,000	1,201,344
[f] Hyundai Heavy Industries Co. Ltd., senior note, Reg S, zero cpn., 6/29/20	South Korea	1,400,000	1,328,250
[a] Navistar International Corp., senior sub. note, 4.75%, 4/15/19	United States	498,000	278,258
[a] Trinity Industries Inc., senior sub. bond, 3.875%, 6/01/36	United States	1,873,000	2,005,281
[a] Wabash National Corp., senior note, 3.375%, 5/01/18	United States	661,000	880,782
			6,628,959
Media 0.1%
[c] Liberty Interactive LLC, senior bond, 144A, 1.00%, 9/30/43	United States	847,000	740,066
[a] Liberty Media Corp., senior bond, 1.375%, 10/15/23	United States	895,000	893,322
			1,633,388
Metals & Mining 0.2%
AK Steel Corp., senior note, 5.00%, 11/15/19	United States	397,000	422,805
[a] Newmont Mining Corp., senior note, Series B, 1.625%, 7/15/17	United States	906,000	971,119
RTI International Metals Inc., senior note, 1.625%, 10/15/19	United States	341,000	366,362
			1,760,286
Oil, Gas & Consumable Fuels 0.4%
Aegean Marine Petroleum Network Inc., senior note, 4.00%, 11/01/18	Greece	1,129,000	926,486
Chesapeake Energy Corp., senior bond, 2.50%, 5/15/37	United States	435,000	406,725

32 Annual Report

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Principal
	Country	Amount*	Value
Convertible Bonds (continued)
Oil, Gas & Consumable Fuels (continued)
Cobalt International Energy Inc., senior note, 2.625%, 12/01/19	United States	587,000	$248,007
[f] Golar LNG Ltd., secured note, Reg S, 3.75%, 3/07/17	Bermuda	1,200,000	1,155,960
[a] Green Plains Inc., senior note, 3.25%, 10/01/18	United States	753,000	824,064
[f] Paladin Energy Ltd., senior note, Reg S, 6.00%, 4/30/17	Australia	400,000	376,000
[c] Renewable Energy Group Inc., senior bond, 144A, 4.00%, 6/15/36	United States	355,000	365,430
[c] Scorpio Tankers Inc., senior note, 144A, 2.375%, 7/01/19	Monaco	239,000	201,059
[a,c] Whiting Petroleum Corp., senior note, 144A, 1.25%, 4/01/20	United States	1,261,000	964,665
			5,468,396
Pharmaceuticals 0.3%
[a] Medicines Co., senior note,
1.375%, 6/01/17	United States	351,000	506,756
2.50%, 1/15/22	United States	2,181,000	2,783,501
[a] Theravance Inc., senior note, 2.125%, 1/15/23	United States	1,055,000	854,550
			4,144,807
Professional Services 0.0%†
[a] 51job Inc., senior note, 3.25%, 4/15/19	China	253,000	261,381
Real Estate Investment Trusts (REITs) 1.2%
[a,c] American Residential Properties Inc., senior note, 144A, 3.25%, 11/15/18	United States	1,160,000	1,295,575
Colony Capital Inc., senior note, 3.875%, 1/15/21	United States	1,271,000	1,220,160
Colony Starwood Homes, senior note, 4.50%, 10/15/17	United States	628,000	666,073
[a] Forest City Enterprises Inc., senior note, 3.625%, 8/15/20	United States	1,447,000	1,596,222
Forest City Realty Trust Inc., senior note, 4.25%, 8/15/18	United States	290,000	337,850
[a,c] GPT Property Trust LP, senior note, 144A, 3.75%, 3/15/19	United States	2,575,000	3,160,812
[a] National Health Investors Inc., senior note, 3.25%, 4/01/21	United States	1,097,000	1,173,104
Redwood Trust Inc., senior note, 4.625%, 4/15/18	United States	570,000	559,313
Spirit Realty Capital Inc., senior note, 2.875%, 5/15/19	United States	387,000	403,933
[a] Starwood Property Trust Inc., senior note,
3.75%, 10/15/17	United States	2,353,000	2,370,648
4.55%, 3/01/18	United States	646,000	675,070
[a] Starwood Waypoint Residential Trust, senior note, 3.00%, 7/01/19	United States	982,000	1,023,121
			14,481,881
Real Estate Management & Development 0.1%
[f] AYC Finance Ltd., senior note, Reg S, 0.50%, 5/02/19	Philippines	200,000	211,000
[f] Cosmos Boom Investment Ltd., senior note, Reg S, 0.50%, 6/23/20	China	400,000	378,500
			589,500
Semiconductors & Semiconductor Equipment 0.8%
[f] Advanced Semiconductor Engineering Inc., senior note, Reg S,
zero cpn., 3/27/18	Taiwan	1,200,000	1,135,500
[a] Intel Corp., junior sub. bond, 3.25%, 8/01/39	United States	1,274,000	2,015,315
[a] Microchip Technology Inc., junior sub. bond, 2.125%, 12/15/37	United States	749,000	1,609,882
Micron Technology Inc., senior bond, 3.00%, 11/15/43	United States	682,000	499,565
NVIDIA Corp., senior note, 1.00%, 12/01/18	United States	1,562,000	3,638,484
Trina Solar Ltd., senior note, 3.50%, 6/15/19	China	341,000	281,112
			9,179,858
Software 1.1%
[a] Bottomline Technologies de Inc., senior note, 1.50%, 12/01/17	United States	988,000	1,034,312
[a,c] BroadSoft Inc., senior note, 144A, 1.00%, 9/01/22	United States	881,000	1,129,332

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33

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Principal
	Country	Amount*	Value
Convertible Bonds (continued)
Software (continued)
[c] FireEye Inc., senior bond, 144A, 1.625%, 6/01/35	United States	466,000	$385,324
[a] NetSuite Inc., senior note, 0.25%, 6/01/18	United States	1,861,000	1,852,858
Nuance Communications Inc., senior bond,
2.75%, 11/01/31	United States	557,000	563,614
[c]144A, 1.00%, 12/15/35	United States	1,203,000	1,081,948
[a] Red Hat Inc., senior note, 0.25%, 10/01/19	United States	837,000	1,061,944
[a] Salesforce.com Inc., senior note, 0.25%, 4/01/18	United States	1,021,000	1,382,179
[a] Take-Two Interactive Software Inc., senior note, 1.00%, 7/01/18	United States	2,385,000	4,389,891
[a] Workday Inc., senior note, 0.75%, 7/15/18	United States	992,000	1,125,300
			14,006,702
Specialty Retail 0.1%
[a,c] Restoration Hardware Holdings Inc., senior note, 144A,
zero cpn., 7/15/20	United States	955,000	684,019
[c] Vitamin Shoppe Inc., senior note, 144A, 2.25%, 12/01/20	United States	344,000	339,915
			1,023,934
Technology Hardware, Storage & Peripherals 0.0%†
Violin Memory Inc., senior note, 4.25%, 10/01/19	United States	99,000	27,968
Textiles, Apparel & Luxury Goods 0.1%
[a] Iconix Brand Group Inc., senior sub. note, 1.50%, 3/15/18	United States	1,483,000	1,079,809
Trading Companies & Distributors 0.1%
[c] Kaman Corp., senior note, 144A, 3.25%, 11/15/17	United States	397,000	524,288
Transportation Infrastructure 0.2%
[f] DP World Ltd., senior bond, Reg S, 1.75%, 6/19/24	United Arab Emirates	1,800,000	1,788,750
Total Convertible Bonds (Cost $167,131,678)			172,672,647
Convertible Bonds in Reorganization 0.0%†
Semiconductors & Semiconductor Equipment 0.0%†
[g] SunEdison Inc., senior note,
[a,c]144A, 0.25%, 1/15/20	United States	126,000	8,190
2.375%, 4/15/22	United States	247,000	16,055
Total Convertible Bonds in Reorganization
(Cost $341,877)			24,245
Corporate Bonds and Notes 17.9%
Aerospace & Defense 0.1%
Embraer Netherlands Finance BV, senior bond, 5.05%, 6/15/25	Brazil	95,000	94,406
[c] Embraer Overseas Ltd., senior bond, 144A, 5.696%, 9/16/23	Brazil	90,000	93,038
[c] Meccanica Holdings USA Inc., senior bond, 144A, 6.25%, 1/15/40	Italy	555,000	541,125
[h] Rockwell Collins Inc., senior note, FRN, 0.984%, 12/15/16	United States	40,000	40,026
			768,595
Auto Components 0.0%†
[c,h] Daimler Finance North America LLC, senior note, 144A, FRN,
0.985%, 3/10/17	Germany	150,000	149,938
[c] Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance
Inc., senior note, 144A, 7.875%, 10/01/22	United States	170,000	163,642
			313,580

34 Annual Report

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Principal
	Country	Amount*	Value
Corporate Bonds and Notes (continued)
Banks 0.3%
Bank of America Corp.,
[h]senior note, FRN, 1.668%, 1/15/19	United States	20,000	$20,091
sub. bond, 4.20%, 8/26/24	United States	135,000	138,093
sub. bond, Series L, 3.95%, 4/21/25	United States	335,000	335,122
[c,h,i] Credit Agricole SA, junior sub., 144A, FRN, 7.875%, Perpetual	France	400,000	393,530
HSBC Holdings PLC, senior bond, 4.30%, 3/08/26	United Kingdom	350,000	366,687
[c] Intesa Sanpaolo SpA, sub. bond, 144A,
5.017%, 6/26/24	Italy	955,000	906,455
5.71%, 1/15/26	Italy	460,000	453,053
[i] Royal Bank of Scotland Group PLC, 8.00% to 8/10/25, FRN
thereafter, Perpetual	United Kingdom	410,000	404,363
[c] Santander UK Group Holdings PLC, sub. bond, 144A, 4.75%, 9/15/25	United Kingdom	270,000	266,828
[c,h,i] Societe Generale SA, junior sub., 144A, FRN, 7.875%, Perpetual	France	750,000	725,274
[h] Toyota Motor Credit Corp., senior note, FRN, 1.023%, 1/17/19	United States	40,000	40,033
			4,049,529
Beverages 0.0%†
[h] Anheuser-Busch InBev Finance Inc., senior note, FRN, 0.824%, 1/27/17	Belgium	45,000	44,998
[h] The Coca-Cola Co., senior note, FRN, 0.737%, 11/01/16	United States	80,000	80,039
			125,037
Biotechnology 0.0%†
AbbVie Inc., senior note, 3.60%, 5/14/25	United States	315,000	323,373
[h] Amgen Inc., senior note, FRN, 1.034%, 5/22/17	United States	125,000	125,047
			448,420
Building Products 0.0%†
Owens Corning, senior bond, 4.20%, 12/01/24	United States	165,000	169,354
Capital Markets 0.0%†
Brixmor Operating Partnership LP, senior bond, 3.85%, 2/01/25	United States	265,000	257,645
Morgan Stanley, sub. bond, 4.35%, 9/08/26	United States	150,000	154,928
			412,573
Chemicals 0.0%†
Albemarle Corp., senior bond, 4.15%, 12/01/24	United States	141,000	143,782
[c] Solvay Finance America LLC, senior bond, 144A, 4.45%, 12/03/25	Belgium	200,000	205,385
			349,167
Commercial Services & Supplies 0.4%
RR Donnelley & Sons Co.,
senior bond, 6.00%, 4/01/24	United States	3,814,000	3,413,530
senior note, 7.00%, 2/15/22	United States	1,565,000	1,521,962
			4,935,492
Communications Equipment 0.1%
Alcatel-Lucent USA Inc., senior bond,
6.50%, 1/15/28	France	150,000	156,750
6.45%, 3/15/29	France	495,000	527,175
[h] Cisco Systems Inc., senior note, FRN, 0.966%, 3/03/17	United States	100,000	100,188
			784,113
Construction Materials 0.1%
[c] Cemex SAB de CV, senior secured bond, 144A,
7.75%, 4/16/26	Mexico	300,000	316,125
first lien, 6.125%, 5/05/25	Mexico	365,000	355,875
			672,000

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35

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Principal
	Country	Amount*		Value
Corporate Bonds and Notes (continued)
Consumer Finance 0.0%†
[h] Caterpillar Financial Services Corp., senior note, FRN,
0.916%, 3/03/17	United States	110,000		$110,103
0.806%, 6/09/17	United States	300,000		300,079
[c,h] Nissan Motor Acceptance Corp., senior note, 144A, FRN, 1.236%, 3/03/17	Japan	105,000		105,064
				515,246
Diversified Financial Services 3.4%
Ally Financial Inc.,
senior note, 4.25%, 4/15/21	United States	245,000		246,225
sub. bond, 5.75%, 11/20/25	United States	245,000		248,981
[h] American Honda Finance Corp., senior note, FRN, 1.073%, 9/20/17	United States	180,000		180,544
[c,h] The Bank of Tokyo-Mitsubishi UFJ Ltd., senior note, 144A, FRN,
1.652%, 9/14/18	Japan	335,000		335,564
Everi Payments Inc., senior note, 10.00%, 1/15/22	United States	8,667,000		7,193,610
[c] Financiera de Desarrollo Territorial SA Findeter, senior bond, 144A,
7.875%, 8/12/24	Colombia	795,000,000	COP	226,978
[h] Ford Motor Credit Co. LLC, senior note, FRN, 1.413%, 1/17/17	United States	40,000		40,065
General Motors Financial Co. Inc., senior note, 3.70%, 5/09/23	United States	220,000		217,925
[c,h] Hyundai Capital Services Inc., senior note, 144A, FRN, 1.439%, 3/18/17	South Korea	200,000		199,922
[c] iPayment Inc., senior note, 144A, 9.50%, 12/15/19	United States	10,199,166		10,301,158
[c] Ladder Capital Finance Holdings LLP, senior note, 144A, 5.875%, 8/01/21	United States	225,000		198,844
[c,j] Marfrig Holdings Europe BV, senior note, 144A, 8.00%, 6/08/23	Brazil	245,000		246,642
[a] NewStar Financial Inc., senior note, 7.25%, 5/01/20	United States	3,820,000		3,566,925
[c] Opal Acquisition Inc., senior note, 144A, 8.875%, 12/15/21	United States	5,541,000		4,363,537
[c] Quicken Loans Inc., senior note, 144A, 5.75%, 5/01/25	United States	580,000		552,450
[a,c] ROC Finance LLC / ROC Finance 1 Corp., secured note, second lien, 144A,
12.125%, 9/01/18	United States	12,840,000		13,482,000
[h] Shell International Finance BV, senior note, FRN,
0.836%, 11/15/16	Netherlands	80,000		80,047
0.95%, 5/10/17	Netherlands	390,000		390,470
				42,071,887
Diversified Telecommunication Services 0.1%
[a,c] Frontier Communications Corp., senior note, 144A, 11.00%, 9/15/25	United States	640,000		653,600
[c] Oi SA, senior note, 144A, 9.75%, 9/15/16	Brazil	300,000	BRL	21,170
[a] Sprint Capital Corp., senior bond, 8.75%, 3/15/32	United States	1,106,000		898,625
[h] Verizon Communications Inc., senior note, FRN, 1.036%, 6/09/17	United States	125,000		125,094
				1,698,489
Electric Utilities 0.5%
[h] Duke Energy Corp., senior note, FRN, 1.009%, 4/03/17	United States	100,000		99,887
[h] Duke Energy Progress Inc., secured note, FRN, 0.836%, 3/06/17	United States	50,000		49,906
[c] Enel SpA, sub. bond, 144A, 8.75% to 9/24/23, FRN thereafter, 9/24/73	Italy	745,000		860,475
GenOn Americas Generation LLC, senior bond, 9.125%, 5/01/31	United States	840,000		596,400
[c] Real Alloy Holding Inc., senior note, 144A, 10.00%, 1/15/19	United States	4,448,000		4,448,000
				6,054,668
Electronic Equipment, Instruments & Components 0.1%
Avnet Inc., senior bond, 4.625%, 4/15/26	United States	100,000		101,443
Flextronics International Ltd., senior note, 4.75%, 6/15/25	United States	235,000		237,056
Keysight Technologies Inc., senior note, 4.55%, 10/30/24	United States	400,000		399,431
				737,930

36 Annual Report

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Principal
	Country	Amount*		Value
Corporate Bonds and Notes (continued)
Energy Equipment & Services 0.3%
Diamond Offshore Drilling Inc., senior bond, 4.875%, 11/01/43	United States	60,000		$42,939
Noble Holding International Ltd., senior bond,
5.25%, 3/15/42	United Kingdom	190,000		100,225
7.95%, 4/01/45	United Kingdom	270,000		178,568
Petroleos Mexicanos,
[f]senior bond, Reg S, 6.875%, 8/04/26	Mexico	1,007,000		1,096,724
[f]senior note, Reg S, 3.75%, 3/15/19	Mexico	217,000	EUR	249,180
senior note, 4.25%, 1/15/25	Mexico	581,000		544,745
Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
senior bond, 6.375%, 8/01/22	United States	25,000		24,937
senior bond, 5.25%, 5/01/23	United States	15,000		14,175
senior bond, 4.25%, 11/15/23	United States	350,000		315,000
[c]senior note, 144A, 6.75%, 3/15/24	United States	590,000		585,575
Western Refining Logistics LP / WNRL Finance Corp., senior note,
7.50%, 2/15/23	United States	80,000		78,200
				3,230,268
Food & Staples Retailing 0.2%
New Albertsons Inc., senior bond, 7.45%, 8/01/29	United States	669,000		648,930
Tesco PLC, senior bond, 5.125%, 4/10/47	United Kingdom	1,400,000	EUR	1,487,533
				2,136,463
Food Products 0.0%†
[c] JBS USA LLC / JBS USA Finance Inc., senior bond, 144A,
7.25%, 6/01/21	United States	10,000		10,350
5.75%, 6/15/25	United States	65,000		62,400
				72,750
Gas Utilities 0.0%†
NGL Energy Partners LP / NGL Energy Finance Corp., senior note,
5.125%, 7/15/19	United States	230,000		208,150
6.875%, 10/15/21	United States	30,000		25,950
				234,100
Health Care Equipment & Supplies 0.6%
Universal Hospital Services Inc., senior note, 7.625%, 8/15/20	United States	7,661,000		7,191,764
Health Care Providers & Services 0.7%
CHS / Community Health Systems Inc., senior note, 6.875%, 2/01/22	United States	3,759,000		3,249,242
Express Scripts Holding Co., senior bond, 4.50%, 2/25/26	United States	370,000		396,834
IASIS Healthcare LLC / IASIS Capital Corp., senior note, 8.375%, 5/15/19	United States	1,702,000		1,642,430
[a] Kindred Healthcare Inc., senior note, 8.75%, 1/15/23	United States	3,399,000		3,339,517
[c,j] MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	270,000		278,100
				8,906,123
Hotels, Restaurants & Leisure 1.3%
[a] Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort
Properties, secured note, second lien, 11.00%, 10/01/21	United States	1,892,000		1,821,050
Choice Hotels International Inc., senior bond, 5.70%, 8/28/20	United States	125,000		135,000
[c] Downstream Development Authority of the Quapaw Tribe of Oklahoma, secured
note, 144A, 10.50%, 7/01/19	United States	7,196,000		6,764,240
[c] Golden Nugget Escrow Inc., senior note, 144A, 8.50%, 12/01/21	United States	4,224,000		4,403,520
Mohegan Tribal Gaming Authority, senior note, 9.75%, 9/01/21	United States	1,853,000		1,961,864

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37

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Principal
	Country	Amount*		Value
Corporate Bonds and Notes (continued)
Hotels, Restaurants & Leisure (continued)
Wyndham Worldwide Corp., senior bond, 5.10%, 10/01/25	United States	400,000		$425,707
				15,511,381
Household Durables 0.1%
Sharp Corp., senior note, 1.604%, 9/13/19	Japan	100,000,000	JPY	813,945
Household Products 0.0%†
[h] The Procter & Gamble Co., senior note, FRN, 0.717%, 11/04/16	United States	80,000		80,027
Independent Power & Renewable Electricity Producers 0.1%
AES Corp., senior note, 6.00%, 5/15/26	United States	285,000		289,275
GenOn Energy Inc., senior note,
9.50%, 10/15/18	United States	187,000		148,198
9.875%, 10/15/20	United States	210,000		151,725
				589,198
Insurance 0.1%
American International Group Inc., senior bond, 3.90%, 4/01/26	United States	475,000		481,841
[f,h] Assicurazioni Generali SpA, senior sub. bond, FRN, Reg S, 7.75%, 12/12/42	Italy	100,000	EUR	134,421
Old Republic International Corp., senior bond, 4.875%, 10/01/24	United States	415,000		443,997
				1,060,259
Life Sciences Tools & Services 1.1%
inVentiv Health Inc., senior note,
10.00%, 8/15/18	United States	8,456,000		8,434,860
10.00%, 8/15/18	United States	995,000		980,075
[c,k] 144A, PIK, 10.00%, 8/15/18	United States	3,747,626		3,831,948
				13,246,883
Marine 0.0%†
[f] PB Issuer No. 3 Ltd., Reg S, 1.875%, 10/22/18	Hong Kong	400,000		389,500
Media 3.7%
American Media Inc.,
[c]secured note, second lien, 144A, 7.00%, 7/15/20	United States	16,025,058		17,908,002
senior secured note, first lien, 11.50%, 12/15/17	United States	395,000		404,875
[c] CCO Holdings LLC / CCO Holdings Capital Corp., senior note, 144A,
5.125%, 5/01/23	United States	35,000		35,525
Clear Channel Worldwide Holdings Inc., senior sub. note, Series B,
7.625%, 3/15/20	United States	1,095,000		1,056,675
[c] Cox Communications Inc., senior bond, 144A,
4.70%, 12/15/42	United States	120,000		103,636
4.50%, 6/30/43	United States	220,000		185,336
CSC Holdings LLC, senior bond, 7.625%, 7/15/18	United States	245,000		266,438
DISH DBS Corp., senior note, 5.875%, 11/15/24	United States	510,000		474,619
[c] Lee Enterprises Inc., senior secured note, first lien, 144A, 9.50%, 3/15/22	United States	6,710,000		6,710,000
The McClatchy Co., senior secured note, first lien, 9.00%, 12/15/22	United States	7,751,000		7,402,205
Postmedia Network Inc., secured note, second lien, 12.50%, 7/15/18	Canada	5,922,000		2,383,605
[c] Time Inc., senior note, 144A, 5.75%, 4/15/22	United States	8,822,000		8,447,065
Time Warner Cable Inc., senior bond, 4.50%, 9/15/42	United States	240,000		214,631
				45,592,612

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Principal
	Country	Amount*	Value
Corporate Bonds and Notes (continued)
Metals & Mining 0.8%
AK Steel Corp.,
senior bond, 7.625%, 5/15/20	United States	3,722,000	$3,005,515
senior bond, 8.375%, 4/01/22	United States	3,817,000	2,953,404
senior note, 7.625%, 10/01/21	United States	4,977,000	3,838,511
United States Steel Corp.,
senior bond, 7.375%, 4/01/20	United States	233,000	203,292
senior bond, 7.50%, 3/15/22	United States	150,000	117,750
senior note, 6.875%, 4/01/21	United States	293,000	228,540
			10,347,012
Oil, Gas & Consumable Fuels 2.6%
Anadarko Petroleum Corp., senior bond, 4.50%, 7/15/44	United States	370,000	315,721
Antero Resources Corp., senior note,
5.375%, 11/01/21	United States	85,000	83,300
5.125%, 12/01/22	United States	345,000	332,063
[c] Baytex Energy Corp., senior note, 144A,
5.125%, 6/01/21	Canada	10,000	8,150
5.625%, 6/01/24	Canada	495,000	386,100
[c] Bellatrix Exploration Ltd., senior note, 144A, 8.50%, 5/15/20	Canada	150,000	87,000
Bonanza Creek Energy Inc., senior note,
6.75%, 4/15/21	United States	115,000	44,275
5.75%, 2/01/23	United States	415,000	155,625
[h] BP Capital Markets PLC, senior note, FRN, 1.052%, 11/07/16	United Kingdom	80,000	80,055
California Resources Corp., senior note,
5.50%, 9/15/21	United States	85,000	46,325
6.00%, 11/15/24	United States	1,055,000	573,656
[c]144A, 8.00%, 12/15/22	United States	135,000	98,381
Chesapeake Energy Corp.,
senior bond, 6.625%, 8/15/20	United States	5,000	3,300
senior bond, 6.125%, 2/15/21	United States	20,000	12,700
senior note, 5.375%, 6/15/21	United States	5,000	3,138
senior note, 4.875%, 4/15/22	United States	170,000	102,850
[h] Chevron Corp., senior note, FRN, 0.796%, 11/15/17	United States	145,000	144,650
Concho Resources Inc., senior bond,
5.50%, 10/01/22	United States	75,000	75,375
5.50%, 4/01/23	United States	565,000	567,825
ConocoPhillips, senior bond, 6.50%, 2/01/39	United States	325,000	401,343
ConocoPhillips Co., senior bond, 4.95%, 3/15/26	United States	310,000	339,939
Continental Resources Inc.,
senior bond, 5.00%, 9/15/22	United States	1,535,000	1,458,250
senior bond, 4.90%, 6/01/44	United States	335,000	277,213
senior note, 4.50%, 4/15/23	United States	35,000	32,047
senior note, 3.80%, 6/01/24	United States	405,000	355,388
Devon Energy Corp., senior bond, 5.00%, 6/15/45	United States	427,000	361,614
[c] Eclipse Resources Corp., senior note, 144A, 8.875%, 7/15/23	United States	335,000	266,325
Enable Midstream Partners LP, senior bond, 5.00%, 5/15/44	United States	400,000	299,744
Energy Transfer Equity LP, secured bond, first lien, 7.50%, 10/15/20	United States	200,000	205,000
Energy Transfer Partners LP, senior bond,
5.15%, 3/15/45	United States	230,000	195,981
6.125%, 12/15/45	United States	540,000	509,008

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39

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Principal
	Country	Amount*		Value
Corporate Bonds and Notes (continued)
Oil, Gas & Consumable Fuels (continued)
EnLink Midstream Partners LP, senior bond,
5.60%, 4/01/44	United States	145,000		$111,047
5.05%, 4/01/45	United States	245,000		181,331
Enterprise Products Operating LLC, senior bond, 3.70%, 2/15/26	United States	35,000		35,500
[f,h] EP PetroEcuador via Noble Sovereign Funding I Ltd., secured note, FRN, Reg S,
6.258%, 9/24/19	Ecuador	594,632		566,387
[h] Exxon Mobil Corp., senior note, FRN, 0.674%, 3/15/17	United States	110,000		109,966
Halcon Resources Corp.,
[c]secured note, second lien, 144A, 8.625%, 2/01/20	United States	410,000		389,500
senior note, 9.75%, 7/15/20	United States	370,000		74,925
Kinder Morgan Energy Partners LP, senior bond,
3.45%, 2/15/23	United States	70,000		65,805
3.50%, 9/01/23	United States	100,000		93,492
5.625%, 9/01/41	United States	130,000		116,091
5.00%, 8/15/42	United States	300,000		253,922
4.70%, 11/01/42	United States	150,000		123,050
5.00%, 3/01/43	United States	30,000		25,772
[a] Kinder Morgan Inc., senior bond, 8.05%, 10/15/30	United States	3,439,000		3,757,902
Marathon Oil Corp., senior bond, 5.20%, 6/01/45	United States	345,000		290,358
Matador Resources Co., senior note, 6.875%, 4/15/23	United States	497,000		501,970
[c] MEG Energy Corp., 144A,
senior bond, 6.375%, 1/30/23	Canada	180,000		138,600
senior bond, 7.00%, 3/31/24	Canada	425,000		329,375
senior note, 6.50%, 3/15/21	Canada	230,000		182,275
MPLX LP,
senior bond, 4.00%, 2/15/25	United States	30,000		26,970
[c]senior note, 144A, 4.50%, 7/15/23	United States	55,000		52,163
[c]senior note, 144A, 4.875%, 12/01/24	United States	960,000		908,611
Noble Energy Inc.,
senior bond, 5.25%, 11/15/43	United States	255,000		243,443
senior bond, 5.05%, 11/15/44	United States	295,000		281,240
senior note, 5.625%, 5/01/21	United States	50,000		52,033
Oasis Petroleum Inc.,
senior bond, 6.875%, 1/15/23	United States	70,000		63,525
senior note, 7.25%, 2/01/19	United States	10,000		9,650
senior note, 6.875%, 3/15/22	United States	510,000		471,750
[c] Pacific Exploration and Production Corp., 144A,
senior bond, 5.125%, 3/28/23	Colombia	200,000		31,500
senior bond, 5.625%, 1/19/25	Colombia	515,000		81,113
senior note, 5.375%, 1/26/19	Colombia	175,000		27,563
[c] Parsley Energy LLC / Parsley Finance Corp., senior note, 144A, 6.25%, 6/01/24	United States	195,000		199,388
Petrobras Global Finance BV,
senior bond, 5.75%, 1/20/20	Brazil	240,000		225,780
senior bond, 5.375%, 1/27/21	Brazil	745,000		660,256
senior bond, 8.75%, 5/23/26	Brazil	766,000		728,849
senior bond, 6.85%, 6/05/15	Brazil	3,042,000		2,068,560
senior note, 4.875%, 3/07/18	Brazil	963,000	EUR	1,065,581
senior note, 4.875%, 3/17/20	Brazil	3,069,000		2,779,593
senior note, 8.375%, 5/23/21	Brazil	385,000		381,997
[f] Petroleos de Venezuela SA, senior bond, Reg S,
6.00%, 5/16/24	Venezuela	995,000		328,947
6.00%, 11/15/26	Venezuela	4,735,000		1,538,401

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Principal
	Country	Amount*		Value
Corporate Bonds and Notes (continued)
Oil, Gas & Consumable Fuels (continued)
Plains All American Pipeline LP / PAA Finance Corp., senior bond,
4.70%, 6/15/44	United States	464,000		$366,119
4.90%, 2/15/45	United States	315,000		257,834
Regency Energy Partners LP / Regency Energy Finance Corp., senior note,
5.75%, 9/01/20	United States	75,000		77,067
Rice Energy Inc., senior note, 6.25%, 5/01/22	United States	300,000		297,000
RSP Permian Inc., senior note, 6.625%, 10/01/22	United States	1,250,000		1,296,875
Sabine Pass Liquefaction LLC, senior secured note, first lien, 5.625%, 3/01/25	United States	455,000		456,706
SM Energy Co.,
senior bond, 6.50%, 1/01/23	United States	60,000		54,913
senior bond, 5.625%, 6/01/25	United States	10,000		8,650
senior note, 6.50%, 11/15/21	United States	10,000		9,400
senior note, 6.125%, 11/15/22	United States	220,000		202,400
senior note, 5.00%, 1/15/24	United States	230,000		197,825
Whiting Petroleum Corp., senior note,
6.50%, 10/01/18	United States	145,000		134,850
5.00%, 3/15/19	United States	25,000		22,625
5.75%, 3/15/21	United States	570,000		485,925
The Williams Cos Inc., senior bond, 5.75%, 6/24/44	United States	605,000		496,100
Williams Partners LP, senior bond,
4.00%, 9/15/25	United States	125,000		108,075
5.10%, 9/15/45	United States	615,000		498,118
				32,367,004
Paper & Forest Products 0.3%
Resolute Forest Products Inc., senior note, 5.875%, 5/15/23	United States	4,346,000		3,243,202
Pharmaceuticals 0.3%
[c] Greatbatch Ltd., senior note, 144A, 9.125%, 11/01/23	United States	320,000		323,200
[h] Johnson & Johnson, senior note, FRN, 0.744%, 11/28/16	United States	20,000		20,006
[h] Merck & Co. Inc., senior note, FRN, 0.755%, 2/10/17	United States	165,000		165,056
[c] Valeant Pharmaceuticals International Inc., senior note, 144A,
6.75%, 8/15/18	United States	260,000		255,450
5.625%, 12/01/21	United States	115,000		97,750
5.50%, 3/01/23	United States	385,000		321,475
4.50%, 5/15/23	United States	640,000	EUR	551,871
5.875%, 5/15/23	United States	2,150,000		1,818,094
				3,552,902
Professional Services 0.2%
[a,c] Altegrity Inc., senior note, first lien, 144A, 9.50%, 7/01/19	United States	3,047,000		2,635,655
Verisk Analytics Inc., senior bond, 5.50%, 6/15/45	United States	390,000		381,225
				3,016,880
Real Estate Investment Trusts (REITs) 0.0%†
Healthcare Realty Trust Inc., senior bond, 3.875%, 5/01/25	United States	75,000		73,378
Host Hotels & Resorts LP, senior bond, 4.00%, 6/15/25	United States	175,000		174,137
				247,515

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41

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Principal
	Country	Amount*	Value
Corporate Bonds and Notes (continued)
Real Estate Management & Development 0.0%†
[c] Interval Acquisition Corp., senior note, 144A, 5.625%, 4/15/23	United States	205,000	$210,125
[c] Rialto Holdings LLC / Rialto Corp., senior note, 144A, 7.00%, 12/01/18	United States	178,000	176,665
			386,790
Semiconductors & Semiconductor Equipment 0.1%
Micron Technology Inc.,
senior bond, 5.50%, 2/01/25	United States	235,000	197,988
[c]senior bond, 144A, 5.625%, 1/15/26	United States	455,000	373,100
[c]senior note, 144A, 5.25%, 8/01/23	United States	270,000	230,175
[c]senior note, 144A, 5.25%, 1/15/24	United States	375,000	316,875
			1,118,138
Software 0.1%
[c] Open Text Corp., senior bond, 144A, 5.875%, 6/01/26	Canada	1,110,000	1,115,550
[h] Oracle Corp., senior note, FRN, 0.827%, 7/07/17	United States	135,000	135,259
			1,250,809
Specialty Retail 0.0%†
[h] Lowe’s Cos. Inc., senior note, FRN, 1.232%, 9/14/18	United States	255,000	257,429
Technology Hardware, Storage & Peripherals 0.2%
[c,j] Diamond 1 Finance Corp. / Diamond 2 Finance Corp., senior secured bond,
first lien, 144A, 6.02%, 6/15/26	United States	1,105,000	1,117,036
[c] Western Digital Corp., senior note, 144A, 10.50%, 4/01/24	United States	725,000	752,187
			1,869,223
Thrifts & Mortgage Finance 0.0%†
Santander Holdings USA Inc., senior bond, 4.50%, 7/17/25	United States	475,000	489,912
Trading Companies & Distributors 0.0%†
Air Lease Corp.,
senior bond, 4.25%, 9/15/24	United States	170,000	172,030
senior note, 3.75%, 2/01/22	United States	90,000	91,423
			263,453
Total Corporate Bonds and Notes (Cost $212,463,093)			221,571,622
Corporate Bonds and Notes in Reorganization 0.3%
Electric Utilities 0.2%
[c,g] Energy Future Intermediate Holding Co. LLC / EFIH Finance Inc., senior
note, 144A, 11.25%, 12/01/18	United States	3,097,000	2,949,892
Energy Equipment & Services 0.1%
[c,g] Paragon Offshore PLC, 144A,
senior bond, 7.25%, 8/15/24	United States	1,423,000	394,883
senior note, 6.75%, 7/15/22	United States	1,841,000	510,877
			905,760
Oil, Gas & Consumable Fuels 0.0%†
[g] Linn Energy LLC / Linn Energy Finance Corp., senior bond, 7.75%, 2/01/21	United States	895,000	145,438
[c,g] Ultra Petroleum Corp., 144A,
senior bond, 6.125%, 10/01/24	United States	50,000	27,000
senior note, 5.75%, 12/15/18	United States	20,000	10,800
			183,238
Total Corporate Bonds and Notes in Reorganization
(Cost $3,913,093)			4,038,890

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Principal
	Country	Amount*		Value
[h,l] Senior Floating Rate Interests 0.1%
Auto Components 0.0%†
Gates Global Inc., Term Loan B, 4.25%, 7/06/21	United States	179,361		$173,532
Building Products 0.0%†
Continental Building Products Inc., Term Loan, first lien, 4.00%, 8/28/20	United States	45,477		45,288
Ply Gem Holdings Inc., Term Loan, 4.00%, 2/01/21	United States	41,459		41,520
				86,808
Chemicals 0.0%†
Emerald Performance Materials LLC, Term Loan, first lien, 4.50%, 7/30/21	United States	30,938		30,861
Communications Equipment 0.0%†
Presidio Holdings, Term Loan B, 5.25%, 2/02/22	United States	188,100		187,600
Diversified Telecommunication Services 0.0%†
Integra Telecom, Term Loan, 5.25%, 8/14/20	United States	223,247		216,132
Electric Utilities 0.0%†
Power Buyer LLC, Delayed Draw, Term Loan, 4.25%, 5/06/20	United States	66,599		66,599
Health Care Providers & Services 0.0%†
Universal Services, Delayed Draw, Term Loan, 4.75%, 7/28/22	United States	119,700		117,705
Insurance 0.0%†
Hyperion Insurance Group Ltd., Term Loan B, 5.50%, 4/29/22	United States	44,550		43,436
IT Services 0.0%†
Aptean Inc., Term Loan, first lien, 5.25%, 2/26/20	United States	49,000		48,755
Leisure Products 0.0%†
SRAM LLC, Term Loan, first lien guaranteed, senior secured, 5.50%, 4/10/20	United States	34,762		30,851
Machinery 0.0%†
North American Lifting Holdings Inc., Initial Term Loan, 5.50%, 11/27/20	United States	15,657		11,703
Onsite Rental Group Ltd., Term Loan B, 5.50%, 7/30/21	United States	117,202		88,488
				100,191
Oil, Gas & Consumable Fuels 0.0%†
Energy Transfer Equity LP, Term Loan 2013, 3.25%, 12/02/19	United States	33,128		32,093
Energy Transfer Partners LP, Term Loan C, 4.00%, 12/02/19	United States	39,998		39,048
OSG Bulk Ships, Term Loan B, 5.25%, 8/05/19	United States	9,462		9,450
Southcross Energy Partners LP, senior secured, Term Loan B, first lien
guaranteed, 5.25%, 8/04/21	United States	29,623		24,272
				104,863
Retailing 0.0%†
Talbots Inc., Initial Term Loan, first lien, 5.50%, 3/19/20	United States	66,882		65,084
Technology Hardware, Storage & Peripherals 0.1%
Western Digital Corp., Term Loan, 6.25%, 4/29/23	United States	420,000		419,935
Total Senior Floating Rate Interests (Cost $1,732,915)				1,692,352
Foreign Government and Agency Securities 2.3%
Government of Argentina,
[f]senior bond, Reg S, 6.875%, 4/22/21	Argentina	230,000		241,500
[c]senior bond, 144A, 6.875%, 4/22/21	Argentina	250,000		262,625
[f]senior bond, Reg S, 7.50%, 4/22/26	Argentina	273,000		287,196
senior bond, 7.82%, 12/31/33	Argentina	3,700,343	EUR	4,179,117
[f]senior bond, Reg S, 7.625%, 4/22/46	Argentina	213,000		218,325

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43

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Principal
	Country	Amount*		Value
Foreign Government and Agency Securities (continued)
Government of Argentina, (continued)
senior note, 8.75%, 6/02/17	Argentina	2,083,173		$2,197,747
[f] Government of Bahrain, senior note, Reg S, 7.00%, 1/26/26	Bahrain	543,000		543,067
Government of Brazil, senior bond, 6.00%, 4/07/26	Brazil	1,521,000		1,543,815
[f] Government of Cyprus, senior note, Reg S, 3.875%, 5/06/22	Cyprus	942,000	EUR	1,078,087
Government of Hellenic Republic,
[f]senior bond, Reg S, 3.00% to 2/24/20, 3.65% to 2/24/21, 4.30% thereafter,
2/24/42	Greece	4,602,800	EUR	3,501,104
[c]senior note, 144A, 3.375%, 7/17/17	Greece	4,306,000	EUR	4,606,399
[c]senior note, 144A, 4.75%, 4/17/19	Greece	2,779,000	EUR	2,891,773
Government of Hungary, senior bond, 5.375%, 2/21/23	Hungary	972,000		1,071,091
[f] Government of Iraq, senior bond, Reg S, 5.80%, 1/15/28	Iraq	1,064,000		778,050
Government of Mexico, senior bond, 4.00%, 10/02/23	Mexico	1,140,000		1,191,300
[f] Government of Pakistan, senior note, Reg S, 6.75%, 12/03/19	Pakistan	1,392,000		1,460,401
[f] Government of Paraguay, senior note, Reg S, 4.625%, 1/25/23	Paraguay	945,000		970,987
[f] Government of Sri Lanka, senior note, Reg S, 6.85%, 11/03/25	Sri Lanka	1,072,000		1,032,077
Total Foreign Government and Agency Securities
(Cost $25,213,272)				28,054,661
Asset-Backed Securities and Commercial
Mortgage-Backed Securities 1.9%
Airlines 0.1%
[c] Air Canada 2015-2 Class B Pass Through Trust, third lien note, 144A,
5.00%, 6/15/25	Canada	505,000		493,006
[c] Latam Airlines, 2015-1 Pass Through Trust B, 144A, 4.50%, 11/15/23	Chile	953,254		843,630
				1,336,636
Banks 0.1%
Capital One Multi-Asset Execution Trust,
2013-A3, 0.96%, 9/16/19	United States	100,000		100,073
2014-A2, 1.26%, 1/15/20	United States	40,000		40,080
2014-A5, 1.48%, 7/15/20	United States	90,000		90,462
2015-A7, 1.45%, 8/16/21	United States	400,000		401,714
[h] Wells Fargo Mortgage Backed Securities 2003-M Trust, A1, FRN,
2.787%, 12/25/33	United States	35,285		35,362
[h] Wells Fargo Mortgage Backed Securities 2004-0 Trust, A1, FRN,
2.743%, 8/25/34	United States	14,437		14,345
Wells Fargo Mortgage Backed Securities 2005-16 Trust, A18, 6.00%, 1/25/36	United States	7,253		7,182
[h] Wells Fargo Mortgage Backed Securities 2005-AR10 Trust, 2A4, FRN,
2.849%, 6/25/35	United States	21,720		21,757
				710,975
Commercial Services & Supplies 0.0%†
[c] Shenton Aircraft Investment I Ltd., Series 2015-A, 144A, 4.75%, 10/15/42	Cayman Islands	333,514		326,844
Consumer Finance 0.1%
American Express Credit Account Master Trust,
[h]Series 2012-A, FRN, 0.704%, 1/15/20	United States	100,000		100,146
Series 2013-A, 0.98%, 5/15/19	United States	100,000		100,065
Series 2014-A, 1.26%, 1/15/20	United States	100,000		100,269
Series 2014-A, 1.49%, 4/15/20	United States	100,000		100,527
[h]Series 2014-A, FRN, 0.724%, 5/15/20	United States	100,000		100,211

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Consumer Finance (continued)
[h] Bank of America Credit Card Trust, FRN,
A, 0.704%, 9/16/19	United States	120,000	$120,179
A, 0.814%, 6/15/21	United States	100,000	100,240
A3, 0.724%, 1/15/20	United States	100,000	100,192
			821,829
Diversified Financial Services 1.4%
[c] AIM Aviation Finance Ltd., Series 2015-B1, 144A, 5.072%, 2/15/40	Cayman Islands	341,518	322,094
[h] Alliance Bancorp 2007-OA1 Trust, A1, FRN, 0.686%, 7/25/37	United States	360,686	256,385
Ally Auto Receivables 2016-3 Trust, A3, 1.44%, 8/17/20	United States	180,000	180,072
[h] American Home Mortgage Investment 2006-1 Trust, 11A1, FRN,
0.726%, 3/25/46	United States	351,776	283,321
Banc of America Alternative Loan 2003-10 Trust, 3A1, 5.50%, 12/25/33	United States	193,834	196,152
Banc of America Alternative Loan 2003-8 Trust, 1CB1, 5.50%, 10/25/33	United States	11,943	12,085
Banc of America Alternative Loan 2004-9 Trust, 2CB1, 6.00%, 10/25/34	United States	12,683	12,764
Banc of America Alternative Loan 2005-6 Trust, CB7, 5.25%, 7/25/35	United States	23,570	21,465
[h] Banc of America Funding 2004-B Trust, 1A2, FRN, 2.907%, 12/20/34	United States	84,821	78,404
Banc of America Funding 2005-5 Trust, 1A1, 5.50%, 9/25/35	United States	21,929	22,817
Banc of America Funding 2007-4 Trust, 5A1, 5.50%, 11/25/34	United States	210,528	209,162
[h] Banc of America Mortgage 2005-A Trust, 2A1, FRN, 2.949%, 2/25/35	United States	13,114	12,674
[h] Bear Stearns ARM 2004-6 Trust, 2A1, FRN, 3.027%, 9/25/34	United States	86,826	80,128
[h] Bear Stearns ARM 2005-12 Trust, 11A1, FRN, 2.816%, 2/25/36	United States	26,867	20,808
[c,h] BLCP Hotel Trust 2014-CLRN, E, 144A, FRN, 4.104%, 8/15/29	United States	100,000	96,451
BMW Vehicle Owner Trust,
2013-A3, 0.67%, 11/27/17	United States	13,428	13,419
2014-A3, 0.97%, 11/26/18	United States	65,618	65,619
BXHT 2015-DRMZ Mortgage Trust, 8.634%, 7/15/29	United States	239,031	235,370
[c] CAM Mortgage 2016-1 Trust, 144A,
A, 4.00%, 1/15/56	United States	97,612	97,543
[h]M, FRN, 5.00%, 1/15/56	United States	150,000	145,862
[c] CAM Mortgage LLC, 144A,
[h]2015-1, M, FRN, 4.75%, 7/15/64	United States	100,000	97,255
2015-A, 3.50%, 7/15/64	United States	94,813	95,127
[c] CCRESG Commercial Mortgage 2016-HEAT Trust, D, 144A, 5.488%, 4/10/29	United States	100,000	100,262
Chase Issuance Trust,
[h]A5, FRN, 0.804%, 4/15/21	United States	120,000	120,077
A8, 1.01%, 10/15/18	United States	100,000	100,076
Series 2014-A6, 1.26%, 7/15/19	United States	100,000	100,243
[h]Series 2014-A8, FRN, 0.684%, 11/15/18	United States	85,000	85,064
[h]Series 2015-A1, FRN, 0.754%, 2/18/20	United States	110,000	110,249
Series 2015-A2, 1.59%, 2/18/20	United States	135,000	135,946
Series 2015-A7, 1.62%, 7/15/20	United States	300,000	302,504
[c] CLI Funding LLC, 2014-2A, 144A, 3.38%, 10/18/29	United States	84,111	80,256
[c] Colony American Homes, 144A,
[h]2014-1, FRN, 2.584%, 5/17/31	United States	110,000	107,687
[h]2014-2, FRN, 2.793%, 7/17/31	United States	300,000	296,029
[h]2014-2, FRN, 3.64%, 7/17/31	United States	100,000	95,535
2015-1, D, 5.649%, 10/15/47	Cayman Islands	115,000	112,263
[h]2015-D, FRN, 2.584%, 7/17/32	United States	200,000	193,316
[c,h] COMM 2014-SAVA Mortgage Trust, 2014-C, 144A, FRN, 2.835%, 6/15/34	United States	100,000	98,221

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F R A N K L I N A L T E R N A T I V E S T R A T E G I E S F U N D S C O N S O L I D A T E D S T A T E M E N T O F I N V E S T M E N T S

Franklin K2 Alternative Strategies Fund (continued)

		Principal
	Country	Amount*	Value

Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financial Services (continued)
Countrywide Alternative Loan Trust,
2003-2A1, 5.75%, 10/25/33	United States	24,957	$25,838
2003-A7, 5.50%, 7/25/33	United States	25,310	25,146
2004-1A1, 5.50%, 4/25/34	United States	58,058	59,168
2004-5A1, 5.75%, 1/25/35	United States	10,834	10,958
2005-2A1, 5.50%, 2/25/25	United States	11,279	11,525
h 2005-2A1, FRN, 0.656%, 5/25/35	United States	64,576	52,254
h Countrywide Home Loans Mortgage Pass-Through 2004-12 Trust, 8A1, FRN,
2.969%, 8/25/34	United States	18,967	16,775
h Countrywide Home Loans Mortgage Pass-Through 2004-HYB4 Trust, 2A1, FRN,
2.712%, 9/20/34	United States	148,360	142,987
Countrywide Home Loans Mortgage Pass-Through 2005-21 Trust, A17,
5.50%, 10/25/35	United States	18,387	17,150
c CPS Auto Receivables 2014-B Trust, D, 144A, 4.62%, 5/15/20, B	United States	110,000	104,325
c CPS Auto Receivables 2016-B Trust, E, 144A, 8.14%, 5/15/23, B	United States	500,000	499,763
c,h Credit Suisse Mortgage Capital Certificates, 2015-A, 144A, FRN,
1.684%, 3/15/17	United States	110,000	109,523
Deutsche Alt-A Securities Inc. Mortgage Loan 2005-3 Trust, 4A4,
5.25%, 6/25/35	United States	883	883
h Deutsche Alt-A Securities Inc. Mortgage Loan 2005-5 Trust, 1A4, FRN,
5.50%, 11/25/35	United States	13,028	12,421
h Discover Card Execution Note Trust, A1, FRN, 0.784%, 8/17/20	United States	210,000	210,583
h DSLA Mortgage Loan 2005-AR5 Trust, 2A1A, FRN, 0.769%, 9/19/45	United States	71,247	51,759
c DT Auto Owner 2014-3 Trust, D, 144A, 4.47%, 11/15/21	United States	50,000	50,518
c DT Auto Owner 2016-1 Trust, D, 144A, 4.66%, 12/15/22	United States	180,000	175,958
c DT Auto Owner 2016-2 Trust, D, 144A, 5.43%, 11/15/22	United States	240,000	238,993
c,h Extended Stay America 2013-ESH Trust, D7, 144A, FRN, 4.036%, 12/05/31	United States	220,000	221,583
c First Investors Auto Owner 2016-1 Trust, D, 144A, 4.70%, 4/18/22	United States	110,000	107,410
Ford Credit Auto Owner Trust,
c 2014-A, 144A, 2.31%, 4/15/26	United States	100,000	101,548
2014-A3, 0.90%, 10/15/18	United States	83,179	83,162
2014-A3, 1.06%, 5/15/19	United States	55,000	55,014
2015-A3, 1.28%, 9/15/19	United States	85,000	85,199
2015-A3, 1.41%, 2/15/20	United States	396,000	397,261
h Freddie Mac Structured Agency Credit Risk Debt Notes, FRN,
2013-M2, 4.696%, 11/25/23	United States	250,000	253,386
2015-M2, 2.296%, 10/25/27	United States	250,000	249,629
2015-M3, 3.746%, 10/25/27	United States	250,000	244,820
h GMACM Mortgage Loan 2005-AR4 Trust, 3A1, FRN, 3.223%, 7/19/35	United States	241,164	219,514
c,h GP Portfolio 2014-GGP Trust, A, 144A, FRN, 1.384%, 2/15/27	United States	75,976	75,438
GSR Mortgage Loan 2005-4F Trust, 6A1, 6.50%, 2/25/35	United States	35,789	35,992
h GSR Mortgage Loan 2005-AR6 Trust, 4A5, FRN, 2.806%, 9/25/35	United States	210,072	209,704
h Harborview Mortgage Loan 2004-2 Trust, 1A1, FRN, 0.959%, 6/19/34	United States	190,013	162,659
h Harborview Mortgage Loan Trust, 1A, FRN, 0.809%, 10/19/33	United States	139,535	130,807
c Hilton USA 2013-HLT Trust, CFX, 144A, 3.714%, 11/05/30	United States	100,000	100,486
Honda Auto Receivables 2013-4 Owner Trust, A3, 0.69%, 9/18/17	United States	10,803	10,798
Honda Auto Receivables 2014-2 Owner Trust, A3, 0.77%, 3/19/18	United States	58,259	58,213
Honda Auto Receivables 2014-3 Owner Trust,
A3, 0.88%, 6/15/18	United States	37,262	37,252
A4, 1.31%, 10/15/20	United States	30,000	30,054
Honda Auto Receivables 2014-4 Owner Trust, A3, 0.99%, 9/17/18	United States	52,446	52,448

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Franklin K2 Alternative Strategies Fund (continued)

		Principal
	Country	Amount*	Value

Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financial Services (continued)
Honda Auto Receivables 2015-1 Owner Trust, A3, 1.05%, 10/15/18	United States	60,000	$60,011
Honda Auto Receivables 2015-2 Owner Trust, A3, 1.04%, 2/21/19	United States	400,000	399,939
Honda Auto Receivables 2015-3 Owner Trust, A3, 1.27%, 4/18/19	United States	135,000	135,210
Honda Auto Receivables 2015-4 Owner Trust, A3, 1.23%, 9/23/19	United States	390,000	389,973
Honda Auto Receivables 2016-2 Owner Trust, A3, 1.39%, 4/15/20	United States	180,000	179,997
Hyundai Auto Receivables 2014-4 Owner Trust, A3, 0.79%, 7/16/18	United States	57,108	57,076
Hyundai Auto Receivables 2015-A Owner Trust, A3, 1.05%, 4/15/19	United States	55,000	55,008
Hyundai Auto Receivables 2015-B Owner Trust, A3, 1.12%, 11/15/19	United States	230,000	229,863
h IndyMac Mortgage Loan 2005-AR11 Trust, A3, FRN, 2.718%, 8/25/35	United States	99,215	82,102
c,h Invitation Homes 2014-SFR1 Trust, D, 144A, FRN, 3.034%, 6/17/31	United States	160,000	158,419
c,h Invitation Homes Trust, B, 144A, FRN, 1.934%, 6/17/31	United States	100,000	98,609
h JP Morgan Alternative Loan 2006-A1 Trust, 3A1, FRN, 2.747%, 3/25/36	United States	85,888	71,598
c,h JP Morgan Chase Commercial Mortgage Securities 2015-SGP Trust, D, 144A,
FRN, 4.934%, 7/15/36	United States	180,000	176,848
h JP Morgan Mortgage 2003-A2 Trust, 3A1, FRN, 2.468%, 11/25/33	United States	17,955	17,095
JP Morgan Mortgage 2004-S1 Trust, 2A1, 6.00%, 9/25/34	United States	195,148	197,587
h JP Morgan Mortgage 2005-A1 Trust, 6T1, FRN, 2.873%, 2/25/35	United States	31,670	30,122
h JP Morgan Mortgage 2005-A3 Trust, 4A1, FRN, 2.816%, 6/25/35	United States	14,333	14,386
JP Morgan Mortgage 2005-S3 Trust, 1A11, 6.00%, 1/25/36	United States	208,516	167,421
h JP Morgan Mortgage 2006-A1 Trust, 1A2, FRN, 2.669%, 2/25/36	United States	52,551	46,607
h JP Morgan Mortgage 2006-A7 Trust, 2A4, FRN, 2.791%, 1/25/37	United States	42,631	37,846
h JP Morgan Mortgage 2007-A1 Trust, 4A2, FRN, 2.714%, 7/25/35	United States	10,348	10,348
JP Morgan Mortgage 2007-S1 Trust, 2A22, 5.75%, 3/25/37	United States	64,283	52,041
h Lehman XS Trust Series, A2A, FRN, 0.666%, 4/25/46	United States	98,454	68,680
h Merrill Lynch Mortgage Investors MLCC, FRN,
2006-1A, 2.677%, 2/25/36	United States	155,649	144,023
2006-2A, 2.515%, 5/25/36	United States	14,874	14,386
c,h Morgan Stanley Capital I 2011-C2 Trust, E, 144A, FRN, 5.465%, 6/15/44	United States	150,000	152,009
c Motel 6 2015-M6MZ Trust, M, 144A, 8.23%, 2/05/20	United States	996,109	953,874
National City Mortgage Capital 2008-1 Trust, 2A1, 6.00%, 3/25/38	United States	71,617	74,743
h New York Mortgage 2006-1 Trust, 2A2, FRN, 2.952%, 5/25/36	United States	36,293	32,659
Nissan Auto Lease 2014-B Trust, A3, 1.12%, 9/15/17	United States	45,000	45,036
Nissan Auto Receivables 2013-C Owner Trust, A3, 0.67%, 8/15/18	United States	11,623	11,607
Nissan Auto Receivables 2015-C Owner Trust, A3, 1.37%, 5/15/20	United States	400,000	401,005
h Ocwen Loan Servicing LLC, MASTR Adjustable Rate Mortgages 2004-7 Trust,
3A1, FRN, 2.644%, 7/25/34	United States	54,562	52,919
Ocwen Loan Servicing LLC, MASTR Alternative Loan 2004-8 Trust, 2A1,
6.00%, 9/25/34	United States	107,142	111,259
c OneMain Financial Issuance 2015-1 Trust, A, 144A, 3.19%, 3/18/26	United States	150,000	151,136
c OneMain Financial Issuance 2015-3 Trust, B, 144A, 4.16%, 11/20/28	United States	155,000	145,980
c OneMain Financial Issuance 2016-2 Trust, B, 144A, 5.94%, 3/20/28	United States	235,000	239,616
c Prestige Auto Receivables 2016-1 Trust, E, 144A, 7.69%, 3/15/23	United States	200,000	200,970
c,h RCO Depositor II LLC 2015-2A Trust, FRN, 144A,
A, 4.50%, 11/25/45	United States	156,001	156,374
M, 5.00%, 11/25/45	United States	213,000	204,106
h RFMSI Series 2005-SA1 Trust, 1A1, FRN, 3.793%, 3/25/35	United States	151,857	116,678
c,h SCG Trust 2013-SRP1, FRN, 144A,
A, 1.834%, 11/15/26	United States	100,000	99,889
B, 2.934%, 11/15/26	United States	100,000	98,140
C, 3.684%, 11/15/26	United States	100,000	97,315
D, 3.778%, 11/15/26	United States	245,000	230,358

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F R A N K L I N A L T E R N A T I V E S T R A T E G I E S F U N D S C O N S O L I DAT E D S T A T E M E N T O F I N V E S T M E N T S

Franklin K2 Alternative Strategies Fund (continued)

		Principal
	Country	Amount*	Value

Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financial Services (continued)
c Sierra Timeshare 2013-3 Receivables Funding LLC, A, 144A, 2.20%, 10/20/30	United States	53,907	$53,836
c Sofi Professional Loan Program 2016-A LLC, B, 144A, 3.57%, 1/26/38	United States	230,000	225,246
h Structured Adjustable Rate Mortgage Loan Trust, FRN,
1A, 2.638%, 6/25/34	United States	25,118	24,518
7A3, 2.838%, 9/25/34	United States	46,192	45,864
Structured Asset Securities Corp. 2005-1 Trust, 7A7, 5.50%, 2/25/35	United States	21,608	21,979
c TAL Advantage V LLC, A, 144A, 3.55%, 11/20/38	United States	75,000	72,272
Toyota Auto Receivables 2014-C Owner Trust, A3, 0.93%, 7/16/18	United States	36,108	36,110
Toyota Auto Receivables 2015-B Owner Trust, A3, 1.27%, 5/15/19	United States	255,000	255,379
Toyota Auto Receivables 2015-C Owner Trust, A3, 1.34%, 6/17/19	United States	135,000	135,388
USAA Auto Owner 2015-1 Trust, A3, 1.20%, 6/17/19	United States	150,000	150,222
c VOLT LLC, 2015-NPL2 A1, 144A, 3.375%, 2/25/55	United States	77,622	76,765
h WaMu Mortgage Pass-Through Certificates Series 2007-HY5 Trust, 2A3, FRN,
2.30%, 5/25/37	United States	159,520	132,692
h Wells Fargo Bank, N. A. , Adjustable Rate Mortgage 2004-4 Trust, 3A1, FRN,
3.008%, 3/25/35	United States	55,052	53,592
c,h WF-RBS Commercial Mortgage 2012-C6 Trust, D, 144A, FRN, 5.56%, 4/15/45	United States	150,000	151,580
World Financial Network Credit Card Master Trust,
h 2015-A, FRN, 0.914%, 2/15/22	United States	120,000	119,981
2015-C, 1.26%, 3/15/21	United States	400,000	399,967

			17,757,868

Other ABS 0.0%
c Oak Hill Advisors Residential Loan 2015-NPL2 Trust, A1, 144A,
3.721%, 7/25/55	United States	99,503	98,880

Real Estate Investment Trusts (REITs) 0.1%
c American Homes 4 Rent, 144A,
h 2014-E, FRN, 2.934%, 6/17/31	United States	100,000	96,434
2014-E, 6.231%, 10/17/36	United States	250,000	254,217
2014-E, 6.418%, 12/17/36	United States	100,000	106,952
2015-E, 5.639%, 4/17/52	United States	210,000	211,177
h Citigroup Mortgage Loan 2005-2 Trust, 1A4, FRN, 2.946%, 5/25/35	United States	25,355	23,740
c,h Citigroup Mortgage Loan 2009-10 Trust, 6A2, 144A, FRN, 2.938%, 9/25/34	United States	120,000	110,208
c,h Citigroup Mortgage Loan 2015-2 Trust, 1A1, 144A, FRN, 0.639%, 6/25/47	United States	94,928	83,314
h Citigroup Mortgage Loan Trust Inc. , FRN,
c 2A1, 144A, 0.579%, 8/25/36	United States	81,697	71,853
2A3, 2.766%, 8/25/35	United States	127,006	118,123

			1,076,018

Thrifts & Mortgage Finance 0.1%
Citibank Credit Card Issuance Trust,
h 2013-A2, FRN, 0.723%, 5/26/20	United States	125,000	125,206
h 2013-A7, FRN, 0.868%, 9/10/20	United States	200,000	200,718
2014-A2, 1.02%, 2/22/19	United States	100,000	100,065
2014-A4, 1.23%, 4/24/19	United States	100,000	100,227
h 2014-A7, FRN, 0.643%, 8/24/18	United States	100,000	100,023
2014-A8, 1.73%, 4/09/20	United States	100,000	100,935
Credit Suisse First Boston Mortgage Securities Corp. ,
h 2003-4A1, FRN, 2.833%, 12/25/33	United States	6,439	6,336
2003-4A4, 5.75%, 11/25/33	United States	3,690	3,865

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Franklin K2 Alternative Strategies Fund (continued)

		Principal
	Country	Amount*	Value

Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Thrifts & Mortgage Finance (continued)
Credit Suisse First Boston Mortgage Securities Corp. ,
h 2003-7A1, FRN, 2.755%, 11/25/33	United States	10,060	$9,721
h 2004-3A1, FRN, 2.972%, 5/25/34	United States	25,741	24,214
2005-2A1, 5.25%, 11/25/20	United States	61,545	60,545
h GS Mortgage Securities 2007-GG10 Trust, AM, FRN, 5.794%, 8/10/45	United States	510,000	486,974

			1,318,829

Total Asset-Backed Securities and Commercial
Mortgage-Backed Securities (Cost $23,558,556)			23,447,879

		Number of
		Contracts

Options Purchased 0.5%
Calls Exchange-Traded
Air Freight & Logistics 0.0%
Atlas Air Worldwide Holdings Inc. , November Strike Price $55.00,
Expires 11/18/16	United States	57	10,402

Biotechnology 0.0%
Array BioPharma Inc. , June Strike Price $4.00, Expires 6/17/16	United States	75	1,125
Baxalta Inc. , June Strike Price $35.00, Expires 6/17/16	United States	93	95,325

			96,450

Chemicals 0.0%
Monsanto Co. , October Strike Price $110.00, Expires 10/21/16	United States	80	65,600

Construction Materials 0.0%
Cemex SAB de CV, ADR, June Strike Price $5.77, Expires 6/17/16	Mexico	166	12,689

Consumer Finance 0.0%
Encore Capital Group Inc. , June Strike Price $30.00, Expires 6/17/16	United States	14	315
Encore Capital Group Inc. , September Strike Price $35.00, Expires 9/16/16	United States	39	3,120

			3,435

Diversified Consumer Services 0.0%
Ascent Capital Group Inc. , July Strike Price $17.50, Expires 7/15/16	United States	26	8,710

Diversified Financial Services 0.0%
Nikkei 225 Index, September Strike Price 17,500.00 JPY, Expires 9/09/16	Japan	15	88,725

Electrical Equipment 0.0%
SolarCity Corp. , October Strike Price $22.00, Expires 10/21/16	United States	13	4,875

Exchange Traded Funds 0.0%
iShares Russell 2000 ETF, June Strike Price $116.00, Expires 6/17/16	United States	345	33,465
SPDR Barclays High Yield Bond ETF, June Strike Price $34.00,
Expires 6/17/16	United States	148	19,240
SPDR S&P500 ETF Trust, June Strike Price $212.00, Expires 6/17/16	United States	371	32,648
SPDR S&P500 ETF Trust, August Strike Price $224.00, Expires 8/19/16	United States	329	6,909

			92,262

Food Products 0.0%
Bunge Ltd. , July Strike Price $67.50, Expires 7/15/16	United States	15	2,130

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Number of
	Country	Contracts	Value
Options Purchased (continued)
Calls – Exchange-Traded (continued)
Health Care Technology 0.0%†
Allscripts Healthcare Solutions Inc., June Strike Price $15.00, Expires 6/17/16	United States	88	$880
Household Durables 0.0%†
Meritage Homes Corp., June Strike Price $37.50, Expires 6/17/16	United States	22	1,342
Toll Brothers Inc., June Strike Price $32.00, Expires 6/17/16	United States	14	126
Toll Brothers Inc., June Strike Price $33.00, Expires 6/17/16	United States	22	132
			1,600
Insurance 0.0%†
AmTrust Financial Services Inc., September Strike Price $28.75,
Expires 9/16/16	United States	41	3,075
Internet & Catalog Retail 0.0%†
Shutterfly Inc., June Strike Price $50.00, Expires 6/17/16	United States	26	910
Internet Software & Services 0.0%†
Blucora Inc., July Strike Price $10.00, Expires 7/15/16	United States	39	780
MercadoLibre Inc., July Strike Price $145.00, Expires 7/15/16	Argentina	43	11,395
Monster Worldwide Inc., June Strike Price $3.00, Expires 6/17/16	United States	236	2,360
Twitter Inc., September Strike Price $17.00, Expires 9/16/16	United States	45	5,130
Web.com Group Inc., September Strike Price $22.50, Expires 9/16/16	United States	36	540
Web.com Group Inc., June Strike Price $22.50, Expires 6/17/16	United States	36	1,710
WebMD Health Corp., June Strike Price $65.00, Expires 6/17/16	United States	26	5,460
WebMD Health Corp., September Strike Price $70.00, Expires 9/16/16	United States	45	14,400
Yahoo! Inc., June Strike Price $35.00, Expires 6/17/16	United States	96	31,680
			73,455
Machinery 0.0%†
The Greenbrier Cos Inc., September Strike Price $35.00, Expires 9/16/16	United States	53	4,346
Trinity Industries Inc., July Strike Price $22.00, Expires 7/15/16	United States	27	135
			4,481
Media 0.1%
Charter Communications Inc., January Strike Price $220.00, Expires 1/20/17	United States	333	306,360
Charter Communications Inc., January Strike Price $250.00, Expires 1/20/17	United States	107	23,005
Dish Network Corp., A, September Strike Price $50.00, Expires 9/16/16	United States	132	55,440
Time Warner Inc., July Strike Price $75.00, Expires 7/15/16	United States	144	35,568
			420,373
Metals & Mining 0.0%†
AK Steel Holding Corp., July Strike Price $4.50, Expires 7/15/16	United States	60	2,100
Newmont Mining Corp., June Strike Price $41.00, Expires 6/17/16	United States	29	116
			2,216
Oil, Gas & Consumable Fuels 0.0%†
Aegean Marine Petroleum Network Inc., September Strike Price $10.00,
Expires 9/16/16	Greece	54	864
Energy Transfer Equity LP, October Strike Price $11.00, Expires 10/21/16	United States	252	75,600
Energy Transfer Equity LP, October Strike Price $12.00, Expires 10/21/16	United States	272	65,552
			142,016
Pharmaceuticals 0.0%†
Allergan PLC, January Strike Price $210.00, Expires 1/20/17	United States	26	105,612
Allergan PLC, September Strike Price $310.00, Expires 9/16/16	United States	25	1,375

50 Annual Report

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

			Number of
	Country		Contracts	Value
Options Purchased (continued)
Calls – Exchange-Traded (continued)
Pharmaceuticals (continued)
Allergan PLC, September Strike Price $325.00, Expires
9/16/16	United States		54	$1,350
Innoviva Inc., September Strike Price $12.50, Expires 9/16/16	United States		30	1,950
				110,287
Real Estate Investment Trusts (REITs) 0.0%†
Starwood Property Trust Inc., June Strike Price $20.00,
Expires 6/17/16	United States		83	5,810
Semiconductors & Semiconductor Equipment 0.0%†
Micron Technology Inc., July Strike Price $15.00,
Expires 7/01/16	United States		15	240
Software 0.0%†
NetSuite Inc., July Strike Price $90.00, Expires 7/15/16	United States		11	1,595
Red Hat Inc., July Strike Price $80.00, Expires 7/15/16	United States		36	7,200
				8,795
Technology Hardware, Storage & Peripherals 0.0%†
NCR Corp., July Strike Price $34.00, Expires 7/15/16	United States		60	1,050
Textiles, Apparel & Luxury Goods 0.0%†
Iconix Brand Group Inc., August Strike Price $10.00,
Expires 8/19/16	United States		54	1,350
Wireless Telecommunication Services 0.0%†
Vodafone Group PLC, ADR, January Strike Price $40.00,
Expires 1/19/18	United Kingdom		36	2,808
Vodafone Group PLC, ADR, January Strike Price $40.00,
Expires 1/20/17	United Kingdom		79	1,383
				4,191

			Notional
		Counterparty	Amount
Calls – Over-the-Counter
Currency Options 0.0%†
USD/CAD, July Strike Price $1.41, Expires 7/08/16	United States	MSCO	$1,000,000	411
Payer Swaptions – Over-the-Counter
Interest Rate 0.0%†
Pay fixed 10 year 2.57%, receive float 3-month USD LIBOR,
Expires 9/19/16	United States	BOFA	6,200,000	3,532

			Number of
			Contracts
Puts – Exchange-Traded
Diversified Financial Services 0.4%
CAC 40 Index, June Strike Price 4,050.00 EUR, Expires
6/17/16	France		12	497
EURO STOXX 50 Price EUR, June Strike Price 2,750.00 EUR,
Expires 6/17/16	Germany		105	3,388
S&P 500 Index, June Strike Price $1,950.00, Expires 6/17/16	United States		251	31,375
S&P 500 Index, June Strike Price $2,025.00, Expires 6/17/16	United States		22	9,790
S&P 500 Index, June Strike Price $2,050.00, Expires 6/17/16	United States		31	25,110
S&P 500 Index, June Strike Price $2,000.00, Expires 6/30/16	United States		199	167,160

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Number of
	Country	Contracts	Value
Options Purchased (continued)
Puts – Exchange-Traded (continued)
Diversified Financial Services (continued)
S&P 500 Index, July Strike Price $2,000.00, Expires 7/15/16	United States	108	$151,200
S&P 500 Index, September Strike Price $1,750.00, Expires 9/16/16	United States	4	4,000
S&P 500 Index, December Strike Price $2,050.00, Expires 12/16/16	United States	504	4,193,280
S&P 500 Index, December Strike Price $2,075.00, Expires 12/16/16	United States	24	228,960
STOXX Europe 600 Basic Resources Price EUR, September Strike Price 250.00
EUR, Expires 9/16/16	Germany	74	59,281
			4,874,041
Exchange Traded Funds 0.0%†
Health Care Select Sector SPDR ETF, September Strike Price $68.00,
Expires 9/16/16	United States	211	30,595
Industrial Select Sector SPDR Fund, September Strike Price $54.00,
Expires 9/16/16	United States	665	91,770
iShares iBoxx USD High Yield Corporate Bond ETF, September Strike Price
$80.00, Expires 9/16/16	United States	481	52,910
iShares JP Morgan USD Emerging Markets Bond ETF, June Strike Price $110.00,
Expires 6/17/16	United States	63	3,150
iShares MSCI Emerging Markets ETF, June Strike Price $31.00, Expires 6/30/16	United States	263	6,575
iShares MSCI Emerging Markets ETF, July Strike Price $32.00, Expires 7/15/16	United States	158	10,112
iShares Russell 2000 ETF, June Strike Price $100.00, Expires 6/30/16	United States	526	6,312
iShares U.S. Real Estate ETF, June Strike Price $74.00, Expires 6/17/16	United States	243	3,402
iShares U.S. Real Estate ETF, July Strike Price $75.00, Expires 7/15/16	United States	242	17,908
SPDR S&P Metals & Mining ETF, September Strike Price $19.00,
Expires 9/16/16	United States	308	26,488
Utilities Select Sector SPDR Fund, September Strike Price $45.00,
Expires 9/16/16	United States	396	24,948
VanEck Vectors Steel ETF, September Strike Price $25.00, Expires 9/16/16	United States	51	11,985
			286,155
Internet Software & Services 0.0%†
Alibaba Group Holding Ltd., ADR, July Strike Price $72.50, Expires 7/15/16	China	518	39,368
Yahoo! Inc., October Strike Price $32.00, Expires 10/21/16	United States	1,277	137,916
			177,284
Leisure Products 0.0%†
JAKKS Pacific Inc., June Strike Price $5.00, Expires 6/17/16	United States	112	1,120
Media 0.0%†
Charter Communications Inc., July Strike Price $180.00, Expires 7/15/16	United States	57	3,420
Vivendi SA, July Strike Price 16.00 EUR, Expires 7/15/16	France	715	7,160
			10,580
Oil, Gas & Consumable Fuels 0.0%†
Golar LNG Ltd., January Strike Price $10.00, Expires 1/20/17	Bermuda	100	11,250
Scorpio Tankers Inc., July Strike Price $5.00, Expires 7/15/16	Monaco	124	1,240
Southwestern Energy Co., June Strike Price $5.00, Expires 6/17/16	United States	100	100
WPX Energy Inc., August Strike Price $5.00, Expires 8/19/16	United States	65	1,138
			13,728
Professional Services 0.0%†
ManpowerGroup Inc., September Strike Price $65.00, Expires 9/16/16	United States	16	1,120
Robert Half International Inc., September Strike Price $35.00, Expires 9/16/16	United States	27	1,485
			2,605

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Franklin K2 Alternative Strategies Fund (continued)

			Number of
	Country		Contracts	Value

Options Purchased (continued)
Puts Exchange-Traded (continued)
Real Estate Investment Trusts (REITs) 0.0%
Spirit Realty Capital Inc. , July Strike Price $10.00, Expires 7/15/16	United States		73	$2,555

Specialty Retail 0.0%
Restoration Hardware Holdings Inc. , August Strike Price $20.00,
Expires 8/19/16	United States		68	1,530

Technology Hardware, Storage & Peripherals 0.0%
EMC Corp. , June Strike Price $25.00, Expires 6/17/16	United States		245	2,940
NCR Corp. , July Strike Price $27.00, Expires 7/15/16	United States		337	5,897
NCR Corp. , July Strike Price $28.00, Expires 7/15/16	United States		358	11,635

				20,472

			Notional
		Counterparty	Amount*

Puts Over-the-Counter
Currency Options 0.0%
EUR/NOK, July Strike Price 9.76 EUR, Expires 7/08/16	Norway	BOFA	740,000 EUR	40,190

Receiver Swaptions Over-the-Counter
Interest Rate 0.0%
Receive fixed 1 year 4.89%, pay float 28 Day TIIE, Expires 8/17/16	Mexico	DBAB	45,000,000 MXN	3,837
Receive fixed 1 year 8.48%, pay float 28 Day TIIE, Expires 1/09/17	South Africa	DBAB	98,700,000 ZAR	31,090

				34,927

Total Options Purchased (Cost $9,729,993)				6,635,137

Total Investments before Short Term Investments
(Cost $833,160,750)				878,807,428

			Principal
			Amount*

Short Term Investments 3.6%
U. S. Government and Agency Securities 3.6%
m U. S. Treasury Bill,
6/23/16	United States		15,000,000	14,998,365
a 7/14/16 - 5/25/17	United States		10,250,000	10,209,171
a 8/25/16	United States		19,000,000	18,987,194

Total U. S. Government and Agency Securities
(Cost $44,195,710)				44,194,730

Total Investments before Money Market Funds and
Repurchase Agreements (Cost $877,356,460)				923,002,158

			Shares

Money Market Funds 22.3%
n,o Dreyfus Government Cash Management, Institutional Shares,
0.21%	United States		112,500,978	112,500,978
o Fidelity Institutional Money Market Funds, Money Market Portfolio,
Class I, 0.234%	United States		162,744,301	162,744,301

Total Money Market Funds (Cost $275,245,279)				275,245,279

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F R A N K L I N A L T E R N A T I V E S T R A T E G I E S F U N D S C O N S O L I D A T E D S T A T E M E N T O F I N V E S T M E N T S

Franklin K2 Alternative Strategies Fund (continued)

		Principal
	Country	Amount*	Value

Repurchase Agreements (Cost $52,451,581) 4.3%
p Joint Repurchase Agreement, 0.281%, 6/01/16
(Maturity Value $52,451,990)	United States	52,451,581	$ 52,451,581
BNP Paribas Securities Corp. (Maturity Value $20,887,956)
Deutsche Bank Securities Inc. (Maturity Value $4,931,536)
HSBC Securities (USA) Inc. (Maturity Value $26,110,076)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $522,422)
Collateralized by U. S. Government Agency Securities, 0.00% - 5.50%,
6/10/16 - 2/01/20; U. S. Government Agency Securities, Strips, 6/01/17;
m U. S. Treasury Bill, 5/25/17; and U. S. Treasury Note, 0.875%,
10/15/17 - 4/15/19 (valued at $53,504,497)

Total Investments (Cost $1,205,053,320) 101.1%			1,250,699,018
Options Written (0.1)%			(781,661)
Securities Sold Short (20.4)%			(252,329,246)
Other Assets, less Liabilities 19.4%			239,051,931

Net Assets 100.0%			$1,236,640,042

		Number of
		Contracts

q Options Written (0.1%)
Calls Exchange-Traded
Banks (0.0)%
JPMorgan Chase & Co. , June Strike Price $65.00, Expires 6/17/16	United States	13	(1,599)
Wells Fargo & Co. , June Strike Price $50.00, Expires 6/17/16	United States	17	(1,989)

			(3,588)

Beverages (0.0)%
The Coca-Cola Co. , June Strike Price $46.00, Expires 6/17/16	United States	12	(48)
The Coca-Cola Co. , July Strike Price $48.00, Expires 7/15/16	United States	15	(30)

			(78)

Biotechnology (0.0)%
Baxalta Inc. , June Strike Price $40.00, Expires 6/17/16	United States	93	(50,220)

Chemicals (0.0)%
Monsanto Co. , October Strike Price $125.00, Expires 10/21/16	United States	80	(11,200)

Diversified Financial Services (0.0)%
Nikkei 225 Index, September Strike Price 19,000.00 JPY, Expires 9/09/16	Japan	15	(29,801)

Electric Utilities (0.0)%
NextEra Energy Inc. , June Strike Price $125.00, Expires 6/17/16	United States	7	(140)

Oil, Gas & Consumable Fuels (0.0)%
Chevron Corp. , June Strike Price $105.00, Expires 6/17/16	United States	5	(125)
Energy Transfer Equity LP, October Strike Price $16.00, Expires 10/21/16	United States	437	(41,952)
Exxon Mobil Corp. , June Strike Price $90.00, Expires 6/17/16	United States	12	(876)
Ship Finance International Ltd. , November Strike Price $15.00, Expires 11/18/16	Norway	167	(22,962)

			(65,915)

Pharmaceuticals (0.0)%
Allergan PLC, January Strike Price $300.00, Expires 1/20/17	United States	27	(10,530)
Bristol-Myers Squibb Co. , June Strike Price $72.50, Expires 6/17/16	United States	6	(636)
Johnson & Johnson, June Strike Price $115.00, Expires 6/17/16	United States	9	(216)

			(11,382)

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Franklin K2 Alternative Strategies Fund (continued)

		Number of
	Country	Contracts	Value

q Options Written (continued)
Calls Exchange-Traded (continued)
Software (0.0)%
Microsoft Corp. , July Strike Price $55.00, Expires 7/15/16	United States	19	$ (912)

Technology Hardware, Storage & Peripherals (0.0)%
EMC Corp. , July Strike Price $28.00, Expires 7/15/16	United States	1,329	(126,255)
NCR Corp. , October Strike Price $34.00, Expires 10/21/16	United States	647	(67,935)
NCR Corp. , October Strike Price $36.00, Expires 10/21/16	United States	48	(3,600)

			(197,790)

Puts Exchange-Traded
Air Freight & Logistics (0.0%)
Atlas Air Worldwide Holdings Inc. , November Strike Price $40.00,
Expires 11/18/16	United States	57	(18,810)

Chemicals (0.0%)
Monsanto Co. , October Strike Price $92.50, Expires 10/21/16	United States	80	(16,000)

Consumer Finance (0.0%)
Encore Capital Group Inc. , June Strike Price $25.00, Expires 6/17/16	United States	14	(875)
Encore Capital Group Inc. , September Strike Price $20.00, Expires 9/16/16	United States	1	(88)
Encore Capital Group Inc. , September Strike Price $22.50, Expires 9/16/16	United States	38	(5,130)

			(6,093)

Diversified Consumer Services (0.0%)
Ascent Capital Group Inc. , July Strike Price $12.50, Expires 7/15/16	United States	26	(4,485)

Diversified Financial Services (0.0%)
EURO STOXX 50 Price EUR, June Strike Price 2,550.00 EUR, Expires 6/17/16	Germany	94	(941)
S&P 500 Index, July Strike Price $1,875.00, Expires 7/15/16	United States	28	(11,480)
S&P 500 Index, September Strike Price $1,550.00, Expires 9/16/16	United States	4	(1,380)
STOXX Europe 600 Basic Resources Price EUR, September Strike Price 200.00
EUR, Expires 9/16/16	Germany	74	(16,467)

			(30,268)

Electrical Equipment (0.0%)
SolarCity Corp. , October Strike Price $17.00, Expires 10/21/16	United States	13	(3,906)

Exchange Traded Funds (0.0%)
Health Care Select Sector SPDR ETF, September Strike Price $62.00,
Expires 9/16/16	United States	211	(10,128)
Industrial Select Sector SPDR Fund, September Strike Price $50.00,
Expires 9/16/16	United States	665	(38,570)
iShares iBoxx USD High Yield Corporate Bond ETF, September Strike Price $75.00,
Expires 9/16/16	United States	481	(12,506)
iShares MSCI Emerging Markets ETF, June Strike Price $31.00, Expires 6/10/16	United States	263	(1,184)
iShares Russell 2000 ETF, June Strike Price $100.00, Expires 6/17/16	United States	526	(2,104)
iShares U. S. Real Estate ETF, June Strike Price $66.00, Expires 6/17/16	United States	485	(1,455)
Utilities Select Sector SPDR Fund, September Strike Price $40.00,
Expires 9/16/16	United States	396	(6,336)

			(72,283)

Food Products (0.0%)
Bunge Ltd. , July Strike Price $52.50, Expires 7/15/16	United States	9	(90)
Bunge Ltd. , July Strike Price $57.50, Expires 7/15/16	United States	14	(385)

			(475)

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F R A N K L I N A L T E R N A T I V E S T R A T E G I E S F U N D S C O N S O L I D A T E D S T A T E M E N T O F I N V E S T M E N T S

Franklin K2 Alternative Strategies Fund (continued)

		Number of
	Country	Contracts	Value

q Options Written (continued)
Puts Exchange-Traded (continued)
Health Care Technology (0.0%)
Allscripts Healthcare Solutions Inc. , June Strike Price $12.00, Expires 6/17/16	United States	88	$(880)

Household Durables (0.0%)
Meritage Homes Corp. , June Strike Price $30.00, Expires 6/17/16	United States	22	(330)
Toll Brothers Inc. , June Strike Price $26.00, Expires 6/17/16	United States	37	(277)

			(607)

Insurance (0.0%)
AmTrust Financial Services Inc. , September Strike Price $23.75, Expires 9/16/16	United States	28	(2,450)
AmTrust Financial Services Inc. , September Strike Price $25.00, Expires 9/16/16	United States	13	(1,528)

			(3,978)

Internet & Catalog Retail (0.0%)
Shutterfly Inc. , June Strike Price $42.50, Expires 6/17/16	United States	26	(780)

Internet Software & Services (0.0%)
Blucora Inc. , July Strike Price $7.50, Expires 7/15/16	United States	39	(585)
MercadoLibre Inc. , June Strike Price $115.00, Expires 6/17/16	Argentina	44	(1,320)
MercadoLibre Inc. , July Strike Price $125.00, Expires 7/15/16	Argentina	43	(9,245)
Twitter Inc. , September Strike Price $13.00, Expires 9/16/16	United States	45	(3,600)
Web. com Group Inc. , June Strike Price $17.50, Expires 6/17/16	United States	36	(3,240)
Web. com Group Inc. , September Strike Price $15.00, Expires 9/16/16	United States	36	(2,160)
WebMD Health Corp. , June Strike Price $60.00, Expires 6/17/16	United States	14	(280)
WebMD Health Corp. , September Strike Price $60.00, Expires 9/16/16	United States	45	(11,025)
Yahoo! Inc. , October Strike Price $25.00, Expires 10/21/16	United States	671	(15,433)

			(46,888)

Machinery (0.0%)
The Greenbrier Cos Inc. , September Strike Price $25.00, Expires 9/16/16	United States	53	(7,950)
Trinity Industries Inc. , July Strike Price $18.00, Expires 7/15/16	United States	27	(2,565)

			(10,515)

Media (0.1%)
Charter Communications Inc. , July Strike Price $165.00, Expires 7/15/16	United States	57	(8,550)
Charter Communications Inc. , January Strike Price $145.00, Expires 1/20/17	United States	297	(114,345)

			(122,895)

Metals & Mining (0.0%)
AK Steel Holding Corp. , July Strike Price $3.50, Expires 7/15/16	United States	60	(1,080)
Newmont Mining Corp. , June Strike Price $28.00, Expires 6/17/16	United States	29	(522)

			(1,602)

Oil, Gas & Consumable Fuels (0.0%)
Aegean Marine Petroleum Network Inc. , September Strike Price $7.50,
Expires 9/16/16	Greece	54	(5,940)
Energy Transfer Equity LP, October Strike Price $7.00, Expires 10/21/16	United States	545	(21,800)

			(27,740)

Pharmaceuticals (0.0%)
Allergan PLC, January Strike Price $200.00, Expires 1/20/17	United States	27	(28,080)
Innoviva Inc. , September Strike Price $10.00, Expires 9/16/16	United States	30	(2,850)

			(30,930)

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Franklin K2 Alternative Strategies Fund (continued)

			Number of
	Country		Contracts	Value

q Options Written (continued)
Puts Exchange-Traded (continued)
Semiconductors & Semiconductor Equipment (0.0%)
Micron Technology Inc. , July Strike Price $10.00, Expires 7/01/16	United States		15	$(150)

Software (0.0%)
NetSuite Inc. , June Strike Price $65.00, Expires 6/17/16	United States		11	(303)
NetSuite Inc. , July Strike Price $70.00, Expires 7/15/16	United States		11	(1,485)
Red Hat Inc. , June Strike Price $65.00, Expires 6/17/16	United States		36	(360)
Red Hat Inc. , July Strike Price $70.00, Expires 7/15/16	United States		36	(4,140)

				(6,288)

Textiles, Apparel & Luxury Goods (0.0%)
Iconix Brand Group Inc. , August Strike Price $7.50, Expires 8/19/16	United States		54	(4,590)

			Notional
		Counterparty	Amount*

Receiver Swaptions Over-the-Counter
Interest Rate (0.0%)
Receive fixed 10 year 3.07%, pay float 3-month USD LIBOR,
Expires 9/19/16	United States	BOFA	6,200,000	(472)

Total Options Written
(Premiums Received $1,021,236)				(781,661)

			Shares

r Securities Sold Short (20.4)%
Common Stocks (9.2)%
Aerospace & Defense (0.0)%
The Boeing Co	United States		2,751	(347,039)

Air Freight & Logistics (0.1)%
CH Robinson Worldwide Inc	United States		7,721	(578,921)
XPO Logistics Inc	United States		8,754	(256,142)

				(835,063)

Airlines (0.1)%
American Airlines Group Inc	United States		17,633	(562,669)
ANA Holdings Inc	Japan		152,235	(445,288)
Deutsche Lufthansa AG	Germany		28	(392)

				(1,008,349)

Auto Components (0.0)%
Borgwarner Inc	United States		2,508	(85,347)
Lear Corp	United States		709	(84,201)
Magna International Inc	Canada		2,508	(101,649)

				(271,197)

Automobiles (0.0)%
Fiat Chrysler Automobiles NV	United Kingdom		21,727	(155,079)
General Motors Co	United States		2,510	(78,513)
Tesla Motors Inc	United States		491	(109,606)

				(343,198)

Beverages (0.0)%
Anheuser-Busch InBev SA/NV, ADR	Belgium		2,241	(282,859)
Brown-Forman Corp. , B	United States		2,340	(229,484)

				(512,343)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares	Value
[r] Securities Sold Short (continued)
Common Stocks (continued)
Biotechnology (0.5)%
Ablynx NV	Belgium	11,489	$(183,119)
Acorda Therapeutics Inc	United States	10,286	(292,637)
AMAG Pharmaceuticals Inc	United States	30,836	(661,124)
Anacor Pharmaceuticals Inc	United States	6,058	(601,559)
Exelixis Inc	United States	270,995	(1,758,758)
Ligand Pharmaceuticals Inc	United States	16,045	(1,918,822)
PDL BioPharma Inc	United States	10,211	(36,657)
PTC Therapeutics Inc	United States	8,870	(72,379)
			(5,525,055)
Building Products (0.1)%
Griffon Corp	United States	39,446	(664,665)
Capital Markets (0.0)%†
Cowen Group Inc., A	United States	69,770	(233,729)
FXCM Inc	United States	2,338	(24,105)
			(257,834)
Chemicals (0.2)%
The Mosaic Co	United States	53,393	(1,347,105)
Potash Corp. of Saskatchewan Inc	Canada	26,383	(430,835)
TerraVia Holdings Inc	United States	61,229	(151,848)
Westlake Chemical Corp	United States	17,694	(780,836)
			(2,710,624)
Communications Equipment (0.2)%
ARRIS International PLC	United States	7,788	(187,691)
Palo Alto Networks Inc	United States	20,295	(2,647,686)
			(2,835,377)
Construction & Engineering (0.0)%†
Dycom Industries Inc	United States	5,826	(494,569)
Construction Materials (0.1)%
Cemex SAB de CV, ADR	Mexico	169,578	(1,078,517)
LafargeHolcim Ltd., B	Switzerland	5,687	(255,743)
			(1,334,260)
Consumer Finance (0.1)%
Encore Capital Group Inc	United States	22,853	(614,517)
PRA Group Inc	United States	5,880	(161,759)
			(776,276)
Diversified Consumer Services (0.2)%
Ascent Capital Group Inc	United States	13,719	(257,094)
Carriage Services Inc	United States	35,365	(832,492)
TAL Education Group, ADR	China	26,508	(1,416,058)
			(2,505,644)
Diversified Financial Services (0.0)%†
Element Financial Corp	Canada	25,627	(300,563)
Diversified Telecommunication Services (0.0)%†
CenturyLink Inc	United States	5,770	(156,482)
Iridium Communications Inc	United States	17,930	(156,529)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares	Value
[r] Securities Sold Short (continued)
Common Stocks (continued)
Diversified Telecommunication Services (continued)
Verizon Communications Inc	United States	3,563	$(181,357)
			(494,368)
Electric Utilities (0.3)%
Emera Inc	Canada	38,119	(1,343,256)
Fortis Inc	Canada	54,914	(1,735,283)
			(3,078,539)
Electrical Equipment (0.1)%
General Cable Corp	United States	29,295	(400,170)
Rockwell Automation Inc	United States	1,269	(147,267)
SolarCity Corp	United States	8,872	(198,644)
			(746,081)
Electronic Equipment, Instruments & Components (0.2)%
Knowles Corp	United States	14,852	(217,136)
Vishay Intertechnology Inc	United States	121,082	(1,569,223)
			(1,786,359)
Energy Equipment & Services (0.0)%†
Hornbeck Offshore Services Inc	United States	12,533	(104,149)
Food & Staples Retailing (0.1)%
Wal-Mart Stores Inc	United States	9,421	(666,819)
Whole Foods Market Inc	United States	18,286	(591,552)
			(1,258,371)
Food Products (0.3)%
Bunge Ltd	United States	3,974	(266,536)
Campbell Soup Co	United States	3,164	(191,644)
The Hershey Co	United States	7,677	(712,809)
The JM Smucker Co	United States	8,160	(1,053,864)
Post Holdings Inc	United States	22,062	(1,676,933)
			(3,901,786)
Health Care Equipment & Supplies (0.3)%
Abbott Laboratories	United States	9,094	(360,395)
Integra LifeSciences Holdings Corp	United States	16,809	(1,255,800)
Invacare Corp	United States	18,948	(202,744)
Nipro Corp	Japan	3,600	(40,638)
NuVasive Inc	United States	9,031	(491,015)
Quidel Corp	United States	9,064	(150,553)
Wright Medical Group NV	United States	35,478	(686,145)
			(3,187,290)
Health Care Providers & Services (0.3)%
Aceto Corp	United States	15,320	(341,789)
Aetna Inc	United States	2,857	(323,498)
Amsurg Corp	United States	1,014	(75,837)
HealthSouth Corp	United States	38,122	(1,537,079)
Molina Healthcare Inc	United States	31,490	(1,525,061)
			(3,803,264)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares	Value
[r] Securities Sold Short (continued)
Common Stocks (continued)
Health Care Technology (0.0)%†
Allscripts Healthcare Solutions Inc	United States	30,643	$(413,374)
Hotels, Restaurants & Leisure (0.2)%
Chipotle Mexican Grill Inc	United States	331	(146,289)
Hilton Worldwide Holdings Inc	United States	52,664	(1,094,358)
Marriott International Inc., A	United States	11,309	(746,846)
			(1,987,493)
Household Durables (0.1)%
CalAtlantic Group Inc	United States	11,949	(441,993)
LGI Homes Inc	United States	22,752	(614,759)
M/I Homes Inc	United States	7,112	(134,275)
Meritage Homes Corp	United States	2,981	(108,777)
			(1,299,804)
Household Products (0.0)%†
Unicharm Corp	Japan	8,400	(164,495)
Independent Power & Renewable Electricity Producers (0.1)%
Pattern Energy Group Inc	United States	31,612	(688,509)
Industrial Conglomerates (0.0)%†
3M Co	United States	989	(166,469)
Keihan Holdings Co. Ltd	Japan	2,700	(18,238)
			(184,707)
Insurance (0.2)%
AmTrust Financial Services Inc	United States	20,125	(533,715)
CNP Assurances	France	89,924	(1,525,814)
			(2,059,529)
Internet & Catalog Retail (0.5)%
Ctrip.com International Ltd., ADR	China	27,639	(1,264,760)
HSN Inc	United States	1,319	(69,076)
Netflix Inc	United States	11,426	(1,171,965)
Priceline Group Inc	United States	2,494	(3,153,239)
Shutterfly Inc	United States	10,833	(523,234)
			(6,182,274)
Internet Software & Services (1.2)%
Akamai Technologies Inc	United States	1,956	(106,758)
Blucora Inc	United States	2,001	(17,969)
j2 Global Inc	United States	9,323	(624,361)
Linkedin Corp	United States	530	(72,345)
MercadoLibre Inc	Argentina	12,240	(1,670,760)
Monster Worldwide Inc	United States	64,185	(170,090)
Twitter Inc	United States	33	(502)
VeriSign Inc	United States	113,436	(9,694,241)
Web.com Group Inc	United States	10,450	(177,337)
WebMD Health Corp	United States	22,585	(1,484,964)
Yahoo! Inc	United States	8,746	(331,823)
			(14,351,150)
IT Services (0.1)%
CSG Systems International Inc	United States	29,322	(1,246,478)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares	Value
[r] Securities Sold Short (continued)
Common Stocks (continued)
IT Services (continued)
International Business Machines Corp	United States	1,311	$(201,553)
Unisys Corp	United States	31,415	(265,143)
			(1,713,174)
Leisure Products (0.0)%†
JAKKS Pacific Inc	United States	42,245	(315,148)
Life Sciences Tools & Services (0.1)%
Albany Molecular Research Inc	United States	26,718	(387,945)
Illumina Inc	United States	961	(139,182)
Sequenom Inc	United States	151,018	(154,038)
			(681,165)
Machinery (0.3)%
Altra Industrial Motion Corp	United States	24,856	(672,106)
Caterpillar Inc	United States	2,309	(167,426)
Deere & Co	United States	3,055	(251,396)
Dover Corp	United States	3,036	(202,653)
Flowserve Corp	United States	6,262	(301,390)
The Greenbrier Cos Inc	United States	14,931	(428,520)
Navistar International Corp	United States	11,225	(126,281)
PACCAR Inc	United States	15,031	(837,978)
Trinity Industries Inc	United States	35,158	(634,954)
Wabash National Corp	United States	43,367	(614,944)
			(4,237,648)
Media (0.2)%
Comcast Corp., A	United States	17,585	(1,113,131)
Liberty Braves Group	United States	1,020	(15,871)
Liberty Media Group	United States	2,735	(53,278)
Liberty SiriusXM Group	United States	10,326	(329,296)
Rizzoli Corriere Della Sera Mediagroup SpA	Italy	1,471	(1,247)
Sirius XM Holdings Inc	United States	320,619	(1,288,888)
The Walt Disney Co	United States	1,573	(156,073)
			(2,957,784)
Metals & Mining (0.0)%†
AK Steel Holding Corp	United States	65,530	(280,468)
Alcoa Inc	United States	11,146	(103,324)
Newmont Mining Corp	United States	5,057	(163,897)
			(547,689)
Oil, Gas & Consumable Fuels (0.6)%
Aegean Marine Petroleum Network Inc	Greece	42,684	(284,275)
Cobalt International Energy Inc	United States	28,787	(64,483)
Energy Transfer Equity LP	United States	87,752	(1,109,185)
Exxon Mobil Corp	United States	3,119	(277,653)
Golar LNG Ltd	Bermuda	4,563	(79,396)
Green Plains Inc	United States	31,458	(583,860)
Renewable Energy Group Inc	United States	21,360	(196,726)
Scorpio Tankers Inc	Monaco	6,010	(35,339)
Ship Finance International Ltd	Norway	6,392	(102,464)
TransCanada Corp	Canada	115,379	(4,781,100)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares	Value
[r] Securities Sold Short (continued)
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Whiting Petroleum Corp	United States	10,216	$(126,168)
WPX Energy Inc	United States	12,000	(123,480)
			(7,764,129)
Pharmaceuticals (0.5)%
Allergan PLC	United States	87	(20,510)
Innoviva Inc	United States	49,896	(562,827)
The Medicines Co	United States	57,426	(2,159,792)
Shire PLC, ADR	United States	16,021	(2,982,469)
			(5,725,598)
Professional Services (0.0)%†
51job Inc., ADR	China	3,004	(93,154)
Real Estate Investment Trusts (REITs) (0.4)%
American Homes 4 Rent	United States	35,548	(651,949)
Colony Capital Inc	United States	16,135	(295,593)
Colony Starwood Homes	United States	24,674	(671,626)
Forest City Realty Trust Inc	United States	21,097	(481,223)
Gramercy Property Trust	United States	240,124	(2,144,305)
National Health Investors Inc	United States	7,249	(506,198)
Spirit Realty Capital Inc	United States	9,896	(113,309)
Starwood Property Trust Inc	United States	13,410	(276,514)
Welltower Inc	United States	3,307	(227,885)
			(5,368,602)
Road & Rail (0.0)%†
Norfolk Southern Corp	United States	3,261	(274,119)
SAIA Inc	United States	8,782	(228,947)
			(503,066)
Semiconductors & Semiconductor Equipment (0.6)%
Intel Corp	United States	47,844	(1,511,392)
Microchip Technology Inc	United States	30,552	(1,578,927)
Micron Technology Inc	United States	12,284	(156,253)
NVIDIA Corp	United States	74,577	(3,484,237)
Trina Solar Ltd., ADR	China	17,403	(139,746)
			(6,870,555)
Software (0.7)%
Bottomline Technologies de Inc	United States	11,545	(289,318)
BroadSoft Inc	United States	18,273	(796,703)
FireEye Inc	United States	3,166	(50,403)
NetSuite Inc	United States	4,537	(359,829)
Nuance Communications Inc	United States	21,638	(361,787)
Red Hat Inc	United States	7,464	(578,161)
Salesforce.com Inc	United States	11,308	(946,593)
Take-Two Interactive Software Inc	United States	99,619	(3,876,175)
VMware Inc., A	United States	4,944	(299,409)
Workday Inc., A	United States	7,912	(600,046)
			(8,158,424)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares	Value
[r] Securities Sold Short (continued)
Common Stocks (continued)
Specialty Retail (0.1)%
AutoNation Inc	United States	1,799	$(90,742)
Dick’s Sporting Goods Inc	United States	4,363	(187,173)
Restoration Hardware Holdings Inc	United States	2,821	(93,826)
Vitamin Shoppe Inc	United States	7,627	(230,641)
Williams-Sonoma Inc	United States	4,032	(213,857)
			(816,239)
Technology Hardware, Storage & Peripherals (0.0)%†
Violin Memory Inc	United States	35,018	(19,883)
Textiles, Apparel & Luxury Goods (0.0)%†
Iconix Brand Group Inc	United States	30,078	(231,901)
Tobacco (0.0)%†
Universal Corp	United States	5,983	(327,270)
Trading Companies & Distributors (0.1)%
Air Lease Corp	United States	11,923	(358,286)
Kaman Corp	United States	8,295	(354,280)
			(712,566)
Wireless Telecommunication Services (0.0)%†
T-Mobile U.S. Inc	United States	140	(5,986)
Vodafone Group PLC, ADR	United Kingdom	850	(28,892)
			(34,878)
Total Common Stocks (Proceeds $111,018,866)			(113,492,471)
Exchange Traded Funds (10.8)%
Consumer Discretionary Select Sector SPDR Fund	United States	37,020	(2,933,465)
Health Care Select Sector SPDR ETF	United States	79,208	(5,650,699)
iShares Core S&P Small-Cap ETF	United States	30,875	(3,573,781)
iShares iBoxx USD High Yield Corporate Bond ETF	United States	1,369	(114,463)
iShares Micro-Cap ETF	United States	20,086	(1,428,516)
iShares MSCI Emerging Markets ETF	United States	16,850	(558,241)
iShares MSCI Japan ETF	Japan	116,395	(1,371,133)
iShares Nasdaq Biotechnology ETF	United States	16,797	(4,699,297)
iShares North American Tech ETF	United States	12,451	(1,404,846)
iShares North American Tech-Multimedia Networking ETF	United States	72,564	(2,603,669)
iShares North American Tech-Software ETF	United States	16,292	(1,730,048)
iShares PHLX Semiconductor ETF	United States	5,252	(498,782)
iShares Russell 2000 ETF	United States	33,385	(3,838,607)
iShares Russell 2000 Growth ETF	United States	22,207	(3,059,681)
iShares Russell Mid-Cap Growth ETF	United States	14,355	(1,343,628)
iShares S&P Small-Cap 600 Growth ETF	United States	11,255	(1,441,090)
iShares Transportation Average ETF	United States	12,000	(1,679,040)
iShares U.S. Consumer Goods ETF	United States	18,060	(2,032,111)
iShares U.S. Technology ETF	United States	12,921	(1,396,631)
iShares U.S. Telecommunications ETF	United States	22,402	(707,903)
Powershares Dynamic Media Portfolio	United States	80,190	(2,023,996)
Powershares Dynamic Retail Portfolio	United States	53,700	(1,863,927)
PureFunds ISE Cyber Security ETF	United States	129,940	(3,148,446)
SPDR Barclays High Yield Bond ETF	United States	15,096	(531,832)
SPDR S&P 500 ETF Trust	United States	336,391	(70,669,021)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares	Value
[r] Securities Sold Short (continued)
Exchange Traded Funds (continued)
SPDR S&P MidCap 400 ETF Trust	United States	8,292	$(2,254,097)
SPDR S&P Retail ETF	United States	61,382	(2,597,072)
SPDR S&P Transportation ETF	United States	55,890	(2,506,667)
Technology Select Sector SPDR Fund	United States	12,609	(557,444)
Utilities Select Sector SPDR Fund	United States	28,211	(1,386,571)
Vanguard Consumer Staples ETF	United States	15,265	(2,060,775)
Vanguard Small-Cap Growth ETF	United States	13,920	(1,720,651)
Total Exchange Traded Funds (Proceeds $134,310,533)			(133,386,130)

		Principal
		Amount*
Convertible Bonds and Notes (0.1)%
Internet & Catalog Retail (0.0)%†
The Priceline Group Inc., senior note, 0.90%, 9/15/21	United States	484,000	(495,798)
Metals & Mining (0.0)%†
RTI International Metals Inc., senior note, 1.625%, 10/15/19	United States	267,000	(286,858)
Semiconductors & Semiconductor Equipment (0.0)%†
NXP Semiconductors NV, senior note, 1.00%, 12/01/19	Netherlands	267,000	(316,562)
Software (0.1)%
Red Hat Inc., senior note, 0.25%, 10/01/19	United States	535,000	(678,781)
Total Convertible Bonds and Notes
(Proceeds $1,757,674)			(1,777,999)
Corporate Bonds and Notes (0.2)%
Diversified Telecommunication Services (0.1)%
[c] Frontier Communications Corp., senior note, 144A, 11.00%, 9/15/25	United States	1,681,000	(1,716,721)
Hotels, Restaurants & Leisure (0.0)%†
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort
Properties, senior secured note, first lien, 8.00%, 10/01/20	United States	179,000	(181,238)
Independent Power & Renewable Electricity Producers (0.0)%†
NRG Energy Inc., senior note,
7.875%, 5/15/21	United States	78,000	(81,315)
6.25%, 7/15/22	United States	181,000	(178,681)
			(259,996)
Media (0.1)%
[c] CCO Holdings LLC / CCO Holdings Capital Corp., senior note, 144A,
5.875%, 4/01/24	United States	843,000	(880,935)
Total Corporate Bonds and Notes (Proceeds $2,949,752)			(3,038,890)
U.S. Government and Agency Securities (Proceeds $629,868) (0.1)%
U.S. Treasury Note, 1.625%, 2/15/26	United States	647,000	(633,756)
Total Securities Sold Short (Proceeds $250,666,693)			$(252,329,246)

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F R A N K L I N A L T E R N A T I V E S T R A T E G I E S F U N D S C O N S O L I D A T E D S T A T E M E N T O F I N V E S T M E N T S

Franklin K2 Alternative Strategies Fund (continued)

Rounds to less than 0.1% of net assets. *The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

a A portion or all of the security has been segregated as collateral for securities sold short, open swap, forward, futures and written options contracts. At May 31, 2016, the aggregate value of these securities and/or cash pledged amounted to $475,149,464, representing 38.42% of net assets.
b Non-income producing.
c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust s Board of Trustees. At
May 31, 2016, the net value of these securities was $147,618,445, representing 11.94% of net assets.
d A portion or all of the security is held in connection with written option contracts open at period end.
e Variable rate security. The rate shown represents the yield at period end.
f Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust s Board of Trustees. At May 31, 2016, the aggregate value of these secu-
rities was $35,899,001, representing 2.90% of net assets.
g See Note 7 regarding credit risk and defaulted securities.
h The coupon rate shown represents the rate at period end.
i Perpetual security with no stated maturity date.
j A portion or all of the security purchased on a delayed delivery basis. See Note 1(d).
k Income may be received in additional securities and/or cash.
l See Note 1(i) regarding senior floating rate interests.
m The security is traded on a discount basis with no stated coupon rate.
n A portion or all of the security is owned by K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(g).
o The rate shown is the annualized seven-day yield at period end.
p See Note 1(c) regarding joint repurchase agreement.
q See Note 1(e) regarding written options.
r See Note 1(f) regarding securities sold short.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)
At May 31, 2016, the Fund had the following futures contracts outstanding. See Note 1(e).

Futures Contracts
		Number of	Notional	Expiration	Unrealized	Unrealized
Description	Type	Contracts	Value	Date	Appreciation	Depreciation
Commodity Contracts[a]
Aluminum	Long	245	$9,467,719	6/13/16	$—	$(217,867)
Aluminum	Short	245	9,467,719	6/13/16	—	(187,523)
Aluminum	Long	15	584,438	9/19/16	—	(16,206)
Aluminum	Short	15	584,438	9/19/16	—	(17,793)
Brent Crude Oil	Long	155	7,732,950	6/30/16	116,564	—
Cocoa	Long	71	2,301,402	7/14/16	113,379	—
Coffee	Short	25	1,157,344	9/20/16	1,432	—
Copper	Long	89	10,413,556	6/13/16	—	(555,112)
Copper	Short	89	10,413,556	6/13/16	—	(148,849)
Copper	Long	9	1,051,087	9/19/16	—	(69,176)
Copper	Short	9	1,051,087	9/19/16	—	(1,426)
Corn	Short	92	1,861,850	7/14/16	—	(191,363)
Gold 100 Oz	Long	111	13,514,250	8/29/16	—	(327,200)
Kansas City Wheat	Short	62	1,386,475	7/14/16	87,021	—
Low Sulfur Gas Oil	Long	47	2,132,625	7/12/16	57,729	—
Natural Gas	Short	81	1,853,280	6/28/16	—	(39,619)
NY Harbor Ultra-Low Sulfur Diesel	Long	18	1,131,808	6/30/16	8,701	—
RBOB Gasoline	Long	66	4,472,345	6/30/16	290,040	—
Silver	Long	60	4,798,200	7/27/16	—	(353,579)
Soybean Meal	Long	71	2,815,860	7/14/16	363,447	—
Soybean Oil	Long	42	801,864	7/14/16	—	(66,923)
Soybeans	Long	84	4,529,700	7/14/16	600,688	—
Sugar	Long	73	1,443,882	9/30/16	6,108	—
Wheat	Short	124	2,879,900	7/14/16	108,120	—
Zinc	Long	80	3,839,500	6/13/16	206,368	—
Zinc	Short	80	3,839,500	6/13/16	—	(302,351)
Zinc	Long	37	1,780,856	9/19/16	26,811	—
Zinc	Short	5	240,656	9/19/16	—	(4,277)
			107,547,847		1,986,408	(2,499,264)
Equity Contracts
CAC 40 10 Euro[a]	Long	66	3,289,866	6/17/16	35,468	—
DAX Index[a]	Long	9	2,569,415	6/17/16	45,190	—
DJIA Mini E-CBOT Index[a]	Long	201	17,862,870	6/17/16	407,867	—
EURO STOXX 50 Price EUR[a]	Short	95	3,227,057	6/17/16	—	(110,595)
FTSE 100 Index[a]	Long	10	900,802	6/17/16	—	(3,135)
FTSE 100 Index	Short	52	4,684,173	6/17/16	41,914	—
Hang Seng Index[a]	Short	34	4,479,079	6/29/16	—	(215,856)
Nasdaq 100 E-Mini Index[a]	Long	125	11,310,625	6/17/16	238,054	—
Nikkei 225 Index[a]	Short	24	3,734,321	6/09/16	—	(72,069)
Russell 2000 Mini Index[a]	Long	118	13,610,120	6/17/16	484,263	—
Russell 2000 Mini Index	Short	27	3,114,180	6/17/16	—	(101,740)
S&P 500 E-Mini Index[a]	Long	129	13,512,105	6/17/16	433,249	—
S&P 500 E-Mini Index	Short	329	34,461,105	6/17/16	—	(917,080)
STOXX 600 Bank Index	Short	81	685,845	6/17/16	—	(38,990)
TOPIX Index[a]	Short	39	4,849,686	6/09/16	—	(119,220)
			122,291,249		1,686,005	(1,578,685)
Interest Rate Contracts
3 Month Euribor[a]	Long	844	235,472,206	6/19/17	214,851	—
90 Day Eurodollar[a]	Long	277	68,498,637	6/19/17	27,206	—
90 Day Eurodollar	Short	162	40,001,850	12/18/17	—	(74,573)
90 Day Sterling[a]	Long	1,267	227,731,157	6/21/17	447,754	—
Australian 10 Yr. Bond[a]	Long	233	22,378,075	6/15/16	137,484	—
Euro-Bund[a]	Long	125	22,805,031	6/08/16	111,796	—

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Futures Contracts (continued)
			Number of	Notional Expiration			Unrealized	Unrealized
Description		Type Contracts		Value		Date	Appreciation	Depreciation
Interest Rate Contracts (continued)
Euro-Bund		Short	133	$24,264,553		6/08/16	$—	$(65,235)
Long Gilt[a]		Long	3	533,356		9/28/16	852	—
U.S. Treasury 10 Yr. Note		Short	70	9,078,125		9/21/16	—	(23,697)
U.S. Treasury Long Bond[a]		Long	165	26,946,563		9/21/16	38,423	—
U.S. Treasury Long Bond		Short	17	2,776,313		9/21/16	—	(21,157)
				680,485,866			978,366	(184,662)
Total Futures Contracts				$910,324,962			$4,650,779	$(4,262,611)
Net unrealized appreciation (depreciation)							$388,168

[a]A portion or all of the contract is owned by K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(g).

At May 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Brazilian Real	BOFA	Buy	7,135,000	1,987,465		6/02/16	$—	$(12,980)
Brazilian Real	BOFA	Sell	7,135,000	2,006,780		6/02/16	32,295	—
Euro	BOFA	Sell	1,740,000	1,996,646		6/03/16	60,420	—
Hungarian Forint	BOFA	Buy	538,400,000	1,978,239		6/03/16	—	(67,933)
New Zealand Dollar	DBAB	Sell	2,848,040	1,887,302	AUD	6/07/16	—	(47,625)
Euro	BNYM	Sell	2,246,953	2,567,144		6/09/16	66,208	—
New Zealand Dollar	CBOA	Sell	1,300,000	894,576		6/09/16	15,424	—
New Zealand Dollar	DBAB	Sell	805,000	554,598		6/09/16	10,201	—
Swiss Franc	BNYM	Sell	1,863,736	1,921,377		6/09/16	45,558	—
Turkish Lira	DBAB	Sell	4,200,000	1,425,962		6/09/16	6,634	—
Brazilian Real	BOFA	Sell	275,000	73,308		6/10/16	—	(2,557)
Japanese Yen	MSCS	Buy	160,250,000	1,479,584		6/10/16	—	(31,866)
Chilean Peso	MSCS	Sell	1,000,000,000	1,479,290		6/13/16	37,794	—
Euro	BNYM	Sell	10,000	11,401		6/13/16	269	—
South Korean Won	BOFA	Sell	1,710,000,000	1,465,170		6/13/16	30,757	—
British Pound	BNYM	Buy	50,000	72,432		6/15/16	—	(6)
British Pound	BNYM	Sell	335,000	475,514		6/15/16	38	(9,782)
Chinese Yuan	MSCO	Sell	3,140,715	480,541		6/15/16	4,009	—
Euro	BNYM	Buy	759,105	862,355		6/15/16	—	(17,247)
Euro	BNYM	Sell	7,730,049	8,594,024		6/15/16	13,405	(25,203)
Euro	MSCO	Buy	5,635,168	6,360,715		6/15/16	—	(87,111)
Euro	MSCO	Sell	21,270,969	23,774,111		6/15/16	93,255	—
Japanese Yen	MSCO	Sell	188,316,736	1,660,918		6/15/16	—	(40,692)
Mexican Peso	MSCO	Buy	52,378,177	2,927,573		6/15/16	—	(94,764)
Mexican Peso	MSCO	Sell	52,378,177	3,023,717		6/15/16	190,908	—
South Korean Won	MSCO	Sell	2,556,880,299	2,169,865		6/15/16	25,146	—
Swiss Franc	BNYM	Buy	508,766	534,974		6/15/16	—	(22,758)
Swiss Franc	BNYM	Sell	6,685,600	6,807,843		6/15/16	76,907	—
Australian Dollar[b]	MSCO	Buy	29,967,000	22,362,854		6/17/16	—	(718,933)
Australian Dollar[b]	MSCO	Sell	32,297,000	23,529,588		6/17/16	267,082	(64,271)
British Pound[b]	MSCO	Buy	8,976,000	12,922,712		6/17/16	129,109	(49,600)
British Pound[b]	MSCO	Sell	23,016,000	32,970,250		6/17/16	12,250	(381,917)
Canadian Dollar[b]	MSCO	Buy	33,986,000	25,792,050		6/17/16	271,259	(146,840)
Canadian Dollar[b]	MSCO	Sell	24,814,000	18,923,095		6/17/16	54,193	(53,337)
Euro[b]	MSCO	Buy	42,290,000	47,636,029		6/17/16	33,482	(584,607)
Euro[b]	MSCO	Sell	39,706,000	44,642,322		6/17/16	435,194	(801)
Japanese Yen[b]	MSCO	Buy	5,463,293,000	49,421,094		6/17/16	327,599	(379,096)
Japanese Yen[b]	MSCO	Sell	2,649,474,000	24,267,621		6/17/16	352,662	(27,283)
Mexican Peso[b]	MSCO	Buy	26,142,000	1,466,742		6/17/16	—	(53,223)

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F R A N K L I N A L T E R N A T I V E S T R A T E G I E S F U N D S C O N S O L I D A T E D S T A T E M E N T O F I N V E S T M E N T S

Franklin K2 Alternative Strategies Fund (continued)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty a Type		Quantity	Amount*	Date	Appreciation	Depreciation

OTC Forward Exchange Contracts (continued)
Mexican Peso b	MSCO	Sell	186,222,000	10,391,403	6/17/16	$ 322,226	$
New Zealand Dollar b	MSCO	Buy	25,470,000	17,300,723	6/17/16	98,073	(181,647)
New Zealand Dollar b	MSCO	Sell	18,577,000	12,530,665	6/17/16	61,700	(88,670)
Swiss Franc b	MSCO	Buy	25,744,000	26,803,080	6/17/16	73	(882,023)
Swiss Franc b	MSCO	Sell	39,568,000	40,563,225	6/17/16	722,974
Canadian Dollar	MSCS	Sell	2,600,000	1,994,416	6/20/16	11,756
Mexican Peso	MSCS	Buy	36,800,000	1,987,417	6/20/16	1,676
Colombian Peso	CSFB	Sell	780,000,000	255,236	6/23/16	4,103
Indonesian Rupiah	CSFB	Sell	11,300,000,000	837,658	6/23/16	14,272
Indonesian Rupiah	MSCS	Sell	1,500,000,000	111,152	6/23/16	1,853
Australian Dollar	BNYM	Sell	186,000	140,690	6/30/16	6,421
Australian Dollar	MSCO	Buy	25,567	19,048	6/30/16		(592)
Australian Dollar	MSCO	Sell	25,567	19,695	6/30/16	1,238
British Pound	BNYM	Sell	121,000	177,834	6/30/16	2,540
British Pound	MSCO	Buy	624,909	906,050	6/30/16	900	(1,639)
British Pound	MSCO	Sell	656,590	952,571	6/30/16	2,282	(918)
Canadian Dollar	BNYM	Buy	300,000	233,918	6/30/16		(5,151)
Canadian Dollar	BNYM	Sell	567,000	432,735	6/30/16	366
Canadian Dollar	MSCO	Buy	1,517,664	1,175,291	6/30/16		(17,988)
Canadian Dollar	MSCO	Sell	4,913,218	3,861,316	6/30/16	115,134	(419)
Canadian Dollar	MSCS	Sell	3,150,000	2,492,503	6/30/16	90,453
Euro	BNYM	Buy	1,305,000	1,488,114	6/30/16		(34,415)
Euro	BNYM	Sell	7,424,909	8,387,337	6/30/16	116,392
Euro	CSFB	Sell	130,000	145,630	6/30/16	817
Euro	DBAB	Sell	613,000	686,511	6/30/16	3,662
Euro	MSCO	Buy	564,029	648,288	6/30/16		(19,991)
Euro	MSCO	Sell	2,597,408	2,939,205	6/30/16	45,868	(35)
Hong Kong Dollar	BNYM	Buy	9,000,000	1,160,324	6/30/16		(1,606)
Hong Kong Dollar	BNYM	Sell	10,293,000	1,327,483	6/30/16	2,295
Japanese Yen	BNYM	Sell	90,184,000	801,137	6/30/16		(14,236)
Japanese Yen	MSCO	Buy	46,797,039	422,472	6/30/16	630
Mexican Peso	MSCS	Sell	335,125	18,128	6/30/16	36
Norwegian Krone	MSCS	Buy	20,300,000	2,489,774	6/30/16		(63,379)
Singapore Dollar	BNYM	Buy	360,000	264,706	6/30/16		(3,425)
Singapore Dollar	BNYM	Sell	2,769,000	2,036,928	6/30/16	27,246
South African Rand	MSCO	Buy	9,067,517	582,606	6/30/16	2,725	(12,197)
South African Rand	MSCO	Sell	14,324,263	969,386	6/30/16	63,988
South African Rand	MSCS	Sell	15,000,000	957,854	6/30/16	9,744
Swedish Krona	MSCO	Sell	3,948,429	485,322	6/30/16	11,327
Swiss Franc	MSCO	Buy	273,772	282,406	6/30/16		(6,573)
Brazilian Real	BOFA	Sell	7,135,000	1,968,276	7/05/16	14,947
Colombian Peso	MSCS	Buy	3,100,000,000	1,032,817	7/29/16		(41,431)
Colombian Peso	MSCS	Sell	3,100,000,000	1,054,063	7/29/16	62,677
Chinese Yuan	MSCO	Sell	38,445,840	5,738,379	8/22/16	1,902	(78,477)
Taiwan Dollar	BOFA	Sell	78,550,000	2,405,819	8/23/16		(6,984)
Chinese Yuan	MLCO	Sell	11,100,000	1,682,838	9/19/16	6,729
Chinese Yuan	MSCS	Sell	4,300,000	637,320	9/19/16		(11,983)
Turkish Lira	MLCO	Sell	5,652,374	1,864,916	9/21/16	4,296
Taiwan Dollar	DBAB	Sell	48,000,000	1,489,758	10/06/16	13,983
Saudi Riyal	MSCO	Sell	13,022,466	3,391,267	1/19/17		(50,851)

Total Forward Exchange Contracts						$4,439,362	$(4,445,062)

Net unrealized appreciation (depreciation)							$(5,700)

*In U.S. dollars unless otherwise indicated.
a May be comprised of multiple contracts with the same counterparty, currency and settlement date.
b A portion or all of the contract is owned by K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(g).

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F R A N K L I N A L T E R N A T I V E S T R A T E G I E S F U N D S C O N S O L I D A T E D S T A T E M E N T O F I N V E S T M E N T S

Franklin K2 Alternative Strategies Fund (continued)
At May 31, 2016, the Fund had the following credit default swap contracts outstanding. See Note 1(e) .

Credit Default Swap Contracts
					Unamortized
	Periodic				Upfront
	Payment Counterparty/		Notional	Expiration	Payments	Unrealized	Unrealized
Description	Rate	Exchange	Amount a	Date	(Receipts)	Appreciation	Depreciation	Value	Rating b

Centrally Cleared Swap Contracts
Contracts to Buy Protection
Single Name
Government of Brazil	1.00%	ICE	423,000	6/20/20	$ 26,854	$ 6,029	$	$ 32,883
Government of Russia	1.00%	ICE	631,000	9/20/20	52,695		(19,721)	32,974
Government of Russia	1.00%	ICE	486,000	9/20/20	43,032		(17,635)	25,397
Government of South Africa	1.00%	ICE	1,617,000	6/20/21	148,020	9,645		157,665
Government of South Africa	1.00%	ICE	1,310,000	6/20/21	126,444	1,288		127,732
Government of Turkey	1.00%	ICE	1,976,000	9/20/20	157,717		(46,930)	110,787
Government of Turkey	1.00%	ICE	1,286,000	12/20/20	93,791		(12,278)	81,513
Government of Turkey	1.00%	ICE	448,000	12/20/20	39,795		(11,398)	28,397
Government of Turkey	1.00%	ICE	1,721,000	12/20/20	104,376	4,710		109,086
Government of Turkey	1.00%	ICE	629,000	6/20/21	50,876		(2,069)	48,807
Traded Index
CDX. NA. HY. 26	5.00%	ICE	4,850,000	6/20/21	(85,845)		(46,047)	(131,892)
iTraxx Europe Crossover	5.00%	ICE	697,000 EUR	12/20/20	(43,995)		(7,976)	(51,971)
Contracts to Sell Protection c
Single Name
Government of Brazil	1.00%	ICE	89,000	6/20/20	(10,805)	3,887		(6,918)	BB
Government of Brazil	1.00%	ICE	334,000	6/20/20	(47,199)	21,236		(25,963)	BB
Government of Brazil	1.00%	ICE	5,222,000	6/20/21	(594,435)		(15,115)	(609,550)	BB
Government of Russia	1.00%	ICE	1,868,856	9/20/20	(219,442)	121,781		(97,661)	BB+
Government of Russia	1.00%	ICE	1,333,073	9/20/20	(158,959)	89,296		(69,663)	BB+
Government of Russia	1.00%	ICE	715,202	9/20/20	(91,902)	54,527		(37,375)	BB+
Government of Turkey	1.00%	ICE	387,000	12/20/20	(35,846)	11,316		(24,530)	BB+

Total Centrally Cleared Swap Contracts					$(444,828)	$323,715	$(179,169)	$(300,282)

OTC Swap Contracts
Contracts to Buy Protection
Single Name
Deutsche Bank AG	1.00%	BZWS	120,000 EUR	6/20/21	5,743		(1,559)	4,184
Government of Turkey	1.00%	BZWS	325,000	6/20/21	22,511	2,057		24,568
Traded Index
iTraxx Asia Ex Japan	1.00%	BZWS	310,000	6/20/21	6,101		(705)	5,396
iTraxx Asia Ex Japan	1.00%	MSCS	635,000	6/20/21	12,935		(1,881)	11,054
Contracts to Sell Protection c
Single Name
Deutsche Bank AG	1.00%	BZWS	120,000 EUR	6/20/21	(17,177)	2,606		(14,571)	BBB+

Total OTC Swap Contracts					$ 30,113	$ 4,663	$ (4,145)	$ 30,631

Total Credit Default Swap Contracts			27,533,131		$(414,715)	$328,378	$(183,314)	$(269,651)

Net unrealized appreciation (depreciation)						$145,064

See Notes 1(e) and 8 regarding derivative financial instruments and other derivative information, respectively.

a In U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.
b Based on Standard and Poor s (S&P) Rating for single name swaps.
c The Fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps and fail-
ure to pay or bankruptcy of the underlying securities for traded index swaps.

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F R A N K L I N A L T E R N A T I V E S T R A T E G I E S F U N D S C O N S O L I D A T E D S T A T E M E N T O F I N V E S T M E N T S

Franklin K2 Alternative Strategies Fund (continued)
At May 31, 2016, the Fund had the following interest rate swap contracts outstanding. See Note 1(e) .

Interest Rate Swap Contracts
		Counterparty/	Notional Expiration		Unrealized	Unrealized
Description		Exchange	Amount	Date Appreciation Depreciation

OTC Swap Contracts
Receive Floating rate 3 Month ZAR-JIBAR-SAFEX
Pay Fixed rate 7.95%		BZWS	12,500,000 ZAR 5/05/25		$48,852	$

Net unrealized appreciation (depreciation)					$48,852

At May 31, 2016, the Fund had the following total return swap contracts outstanding. See Note 1(e) .

Total Return Swap Contracts
		Counter-		Expiration	Unrealized	Unrealized
Underlying Instrument	Financing Rate	Party Notional Value*		Date	Appreciation	Depreciation

OTC Swap Contracts
Long
Allergan PLC	LIBOR + 75	DBAB	1,953,810	6/30/16	$109,947	$
Amsurg Corp	LIBOR + 75	DBAB	1,165,386	6/30/16	2,489
Black Hills Corp	LIBOR + 75	DBAB	4,487,678	6/30/16	42,178
Frontier Communications Corp	LIBOR + 75	DBAB	3,043,542	6/30/16		(40,381)
Health Care REIT Inc	LIBOR + 75	DBAB	1,379,694	6/30/16		(44,550)
Liberty Interactive LLC	LIBOR + 75	DBAB	1,328,124	6/30/16	14,238
NextEra Energy Inc	LIBOR + 75	DBAB	2,540,087	6/30/16	18,041
Scorpio Tankers Inc	LIBOR + 75	DBAB	1,108,514	6/30/16	10,303
Ship Finance International Ltd	LIBOR + 75	DBAB	5,213,187	6/30/16	264,090
Siliconware Precision Industries Co. Ltd	LIBOR + 35	DBAB	56,946	6/30/16	3,841
Spirit Realty Capital Inc	LIBOR + 75	DBAB	323,211	6/30/16		(5,660)
T-Mobile U. S. Inc	LIBOR + 75	DBAB	336,146	6/30/16	16,321
WPX Energy Inc	LIBOR + 75	DBAB	1,098,576	6/30/16	56,746
Aabar Investments PJSC	LIBOR + 100	DBAB	856,996 EUR	7/18/16	9,947
Aabar Investments PJSC	LIBOR + 100	DBAB	466,192 EUR	7/18/16	2,480
Inmarsat PLC	LIBOR + 75	DBAB	2,153,889	7/18/16		(5,716)
Alstria Office REIT AG	LIBOR + 75	DBAB	2,383,993 EUR	7/19/16		(1,487)
Aroundtown Property Holdings PLC	LIBOR + 75	DBAB	663,238 EUR	7/19/16	26,328
British Land White 2015 Ltd	LIBOR + 75	DBAB	860,718 GBP	7/19/16	10,016
Carillion Finance Jersey Ltd	LIBOR + 75	DBAB	1,454,551 GBP	7/19/16	18,206
Drillisch AG	LIBOR + 75	DBAB	3,563,571 EUR	7/19/16		(9,576)
Enterprise Funding Corp	LIBOR + 75	DBAB	156,246 GBP	7/19/16	7,180
Great Portland Estates Capital Jersey Ltd	LIBOR + 75	DBAB	1,881,968 GBP	7/19/16		(61,511)
Helical Bar Jersey Ltd	LIBOR + 75	DBAB	416,472 GBP	7/19/16	3,805
PHP Finance Jersey Ltd	LIBOR + 75	DBAB	564,465 GBP	7/19/16		(8,598)
Salzgitter Finance BV	LIBOR + 75	DBAB	447,503 EUR	7/19/16	4,729
St. Modwen Properties Securities Jersey Ltd	LIBOR + 75	DBAB	296,423 GBP	7/19/16	3,798
Unite Jersey Issuer Ltd	LIBOR + 75	DBAB	1,999,018 GBP	7/19/16	95,544
BW Group Ltd	LIBOR + 75	DBAB	683,007	7/20/16	1,884
Hansteen Jersey Securities Ltd	LIBOR + 75	DBAB	1,682,689 EUR	7/29/16	56,538
Cahaya Capital Ltd	LIBOR + 100	DBAB	316,736	8/17/16	30
Indah Capital Ltd	LIBOR + 100	DBAB	938,357 SGD	8/22/16		(8,744)
Advanced Semiconductor Engineering Inc	LIBOR + 100	DBAB	2,351,738	8/24/16	297,949
Siliconware Precision Industries Co. Ltd	LIBOR + 100	DBAB	781,735	8/24/16		(7,670)
Marine Harvest	LIBOR + 75	DBAB	5,698,456 EUR	9/19/16	364,526
Ebara Corp	LIBOR + 85	DBAB	181,679,702 JPY	11/17/16	57,139
EDION Corp	LIBOR + 85	DBAB	157,500,000 JPY	11/17/16	33,430
Japan Airport Terminal Co. Ltd	LIBOR + 85	DBAB	90,045,000 JPY	11/17/16	7,473
Japan Airport Terminal Co. Ltd	LIBOR + 85	DBAB	200,740,000 JPY	11/17/16	13,083
K s Holdings Corp	LIBOR + 85	DBAB	573,450,715 JPY	11/17/16		(60,964)
Kawasaki Kisen Kaisha Ltd	LIBOR + 85	DBAB	38,354,200 JPY	11/17/16	14,305
LIXIL Group Corp	LIBOR + 85	DBAB	78,461,733 JPY	11/17/16	129
LIXIL Group Corp	LIBOR + 85	DBAB	116,166,600 JPY	11/17/16		(3,044)

70 Annual Report franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Total Return Swap Contracts (continued)
		Counter-			Expiration	Unrealized	Unrealized
Underlying Instrument	Financing Rate	Party	Notional Value*		Date	Appreciation	Depreciation
OTC Swap Contracts (continued)
Long (continued)
Maeda Corp	LIBOR + 85	DBAB	193,088,940	JPY	11/17/16	$21,467	$—
Nagoya Railroad Co. Ltd	LIBOR + 85	DBAB	22,285,867	JPY	11/17/16	6,026	—
Nippon Ceramic Co. Ltd	LIBOR + 85	DBAB	30,937,500	JPY	11/17/16	—	(1,214)
Nippon Light Metal Holdings Co. Ltd	LIBOR + 85	DBAB	412,888,011	JPY	11/17/16	102,031	—
OSG Corp	LIBOR + 85	DBAB	156,648,000	JPY	11/17/16	17,015	—
Sankyo Co. Ltd	LIBOR + 85	DBAB	111,784,861	JPY	11/17/16	4,682	—
SBI Holdings Inc	LIBOR + 85	DBAB	20,893,686	JPY	11/17/16	—	(858)
Shionogi & Co. Ltd	LIBOR + 85	DBAB	90,075,400	JPY	11/17/16	21,421	—
Sony Corp	LIBOR + 85	DBAB	216,935,780	JPY	11/17/16	55,222	—
Taiyo Yuden Co. Ltd	LIBOR + 85	DBAB	120,238,400	JPY	11/17/16	26,504	—
Takashimaya Co Ltd	LIBOR + 85	DBAB	39,921,771	JPY	11/17/16	1,499	—
Teijin Ltd	LIBOR + 85	DBAB	251,329,885	JPY	11/17/16	73,991	—
Toho Holdings Co. Ltd	LIBOR + 85	DBAB	163,054,579	JPY	11/17/16	81,123	—
Tohoku Electric Power Co Inc	LIBOR + 85	DBAB	256,699,645	JPY	11/17/16	12,164	—
Tohoku Electric Power Co Inc	LIBOR + 85	DBAB	213,875,101	JPY	11/17/16	4,715	—
Toppan Printing Co	LIBOR + 85	DBAB	30,330,471	JPY	11/17/16	996	—
Unicharm Corp	LIBOR + 85	DBAB	139,292,599	JPY	11/17/16	—	(28,312)
Yamada Denki Co. Ltd	LIBOR + 85	DBAB	619,495,250	JPY	11/17/16	31,917	—
Bank of Nagoya Ltd	LIBOR + 85	DBAB	288,550		12/19/16	11,306	—
Gunma Bank Ltd	LIBOR + 85	DBAB	93,001		12/19/16	952	—
Oita Bank Ltd	LIBOR + 85	DBAB	1,202,988		12/19/16	2,161	—
Yamagata Bank Ltd	LIBOR + 85	DBAB	750,110		12/19/16	21,515	—
Yamaguchi Financial Group Inc	LIBOR + 85	DBAB	2,404,972		12/19/16	25,918	—
APERAM SA	LIBOR + 75	DBAB	1,829,939		1/18/17	79,715	—
Dana Gas Sukuk Ltd	LIBOR + 75	DBAB	115,764		1/18/17	3,778	—
Magyar Nemzeti Vagyonkezelo Zrt	LIBOR + 75	DBAB	2,283,696	EUR	1/18/17	20,893	—
Anglo American PLC	LIBOR + 50	MSCS	410,563	GBP	1/18/17	—	(92,319)
ANTOFAGASTA PLC	LIBOR + 50	MSCS	871,918	GBP	1/18/17	—	(123,034)
Rio Tinto PLC	LIBOR + 50	MSCS	979,033	GBP	1/18/17	39,791	—
Wizz Air Holdings PLC	LIBOR + 50	MSCS	558,138	GBP	1/18/17	93,232	—
Worldpay Group PLC	LIBOR + 100	DBAB	95,852	GBP	2/02/17	3,953	—
Telepizza Group SA	LIBOR + 100	DBAB	182,233	EUR	2/02/17	—	(25,764)
ACS Actividades Finance BV	LIBOR + 75	DBAB	1,852,480	EUR	2/09/17	—	(881)
Ascent Capital Group Inc	LIBOR + 100	DBAB	100,874		2/09/17	—	(38,456)
Bunge Ltd	LIBOR + 100	DBAB	73,500		2/09/17	—	(5,355)
Green Plains Inc	LIBOR + 100	DBAB	290,973		2/09/17	—	(10,853)
Nyrstar NV	LIBOR + 75	DBAB	269,659	EUR	2/09/17	15,474	—
OCI NV	LIBOR + 75	DBAB	1,642,856	EUR	2/09/17	—	(106,768)
Shenzhou International Group Holdings Ltd	LIBOR + 100	DBAB	6,860,580	HKD	2/17/17	19,924	—
Industrivarden AB	LIBOR + 90	DBAB	988,981	EUR	2/27/17	—	(3,573)
PT Jersey Ltd	LIBOR + 75	DBAB	1,403,567	EUR	2/27/17	87,912	—
BT Group PLC	LIBOR + 40	MSCS	106,395	GBP	2/28/17	—	(594)
SABMiller PLC	LIBOR + 40	MSCS	3,288,352	GBP	2/28/17	274,550	—
Vodafone Group PLC	LIBOR + 40	MSCS	58,491	GBP	2/28/17	3,412	—
Fonciere Des Regions	LIBOR + 75	DBAB	902,749	EUR	3/15/17	—	(2,643)
Orpar SA	LIBOR + 75	DBAB	306,513	EUR	3/15/17	4,417	—
ASM Pacific Technology Ltd	LIBOR + 90	DBAB	8,035,222	HKD	3/17/17	7,639	—
Nyrstar NV	LIBOR + 75	DBAB	238,871	EUR	3/17/17	17,188	—
Premier Oil Finance Jersey Ltd	LIBOR + 75	DBAB	446,679		3/17/17	38,670	—
Johnson Electric Holdings Ltd	LIBOR + 90	DBAB	1,563,964		3/20/17	—	(21,271)
OSIM International Ltd	LIBOR + 100	DBAB	406,523	SGD	3/20/17	4,573	—
Coach Inc	LIBOR + 50	MSCS	732,645		4/17/17	—	(21,831)
Mead Johnson Nutrition Co	LIBOR + 50	MSCS	799,312		4/17/17	—	(35,326)
Aroundtown Property Holdings PLC	LIBOR + 100	DBAB	6,749	EUR	4/18/17	299	—
Barclays PLC	LIBOR + 50	MSCS	442,568	GBP	4/18/17	74,617	—
BNP Paribas SA	LIBOR + 50	MSCS	876,029	EUR	4/18/17	105,832	—

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Annual Report

71

F R A N K L I N A L T E R N A T I V E S T R A T E G I E S F U N D S C O N S O L I D A T E D S T A T E M E N T O F I N V E S T M E N T S

Franklin K2 Alternative Strategies Fund (continued)

Total Return Swap Contracts (continued)
		Counter-		Expiration	Unrealized	Unrealized
Underlying Instrument	Financing Rate	Party	Notional Value*	Date	Appreciation	Depreciation

OTC Swap Contracts (continued)
Long (continued)
Croda International PLC	LIBOR + 50	MSCS	1,267,659 GBP	4/18/17	$ 6,533	$
Iliad SA	LIBOR + 50	MSCS	1,837,413 EUR	4/18/17	24,519
ITV PLC	LIBOR + 50	MSCS	1,326,111 GBP	4/18/17		(31,859)
Remy Cointreau SA	LIBOR + 50	MSCS	2,093,202 EUR	4/18/17	52,130
Rexam PLC	LIBOR + 50	MSCS	2,273,305 GBP	4/18/17		(9,664)
RSA Insurance Group PLC	LIBOR + 50	MSCS	531,748 GBP	4/18/17	15,946
Smith & Nephew PLC	LIBOR + 50	MSCS	870,432 GBP	4/18/17	16,319
Smiths Group PLC	LIBOR + 50	MSCS	488,790 GBP	4/18/17	18,391
Societe Generale SA	LIBOR + 50	MSCS	966,855 EUR	4/18/17	106,090
Sports Direct International PLC	LIBOR + 50	MSCS	1,030,626 GBP	4/18/17		(21,249)
Acciona SA	LIBOR + 75	DBAB	494,728 EUR	4/25/17	6,365
NH Hotel Group SA	LIBOR + 75	DBAB	782,637 EUR	4/25/17	34,591
China Overseas Finance Investment
Cayman V Ltd	LIBOR + 90	DBAB	598,950	5/17/17	1,939
ENN Energy Holdings Ltd	LIBOR + 90	DBAB	264,635	5/17/17	540
TPK Holding Co. Ltd	LIBOR + 90	DBAB	215,625	5/17/17	4,575
Alaska Air Group Inc	LIBOR + 50	MSCS	2,319,081	5/25/17		(53,931)
Brunswick Corp	LIBOR + 50	MSCS	1,825,894	5/25/17	59,132
Constellation Brands Inc	LIBOR + 50	MSCS	2,412,591	5/25/17	264,165
Louisiana-Pacific Corp	LIBOR + 50	MSCS	865,052	5/25/17	58,398
NVR Inc	LIBOR + 50	MSCS	3,600,886	5/25/17	731,613
Resorttrust Inc	LIBOR + 85	DBAB	10,450,000 JPY	6/19/17	437
America Movil SAB de CV	LIBOR + 75	DBAB	3,808,950 EUR	7/25/17	27,502
OHL Investments SA	LIBOR + 75	DBAB	92,301 EUR	7/25/17		(2,129)
Air France	EURIBOR + 50	MSCS	882,237 EUR	8/23/17		(35,396)
Meda AB	STIBOR + 65	MSCS	36,220,040 SEK	8/23/17
Peugeot SA	EURIBOR + 50	MSCS	580,755 EUR	8/23/17		(22,148)
Plastic Omnium SA	EURIBOR + 50	MSCS	1,002,021 EUR	8/23/17	25,739
St. Jude Medical Inc	LIBOR + 35	MSCS	2,461,790	10/11/17	94,136
Starwood Hotels & Resorts Worldwide Inc	LIBOR + 35	MSCS	2,480,909	10/11/17		(70,456)
Tyco International PLC	LIBOR + 35	MSCS	1,225,660	10/11/17	76,402
Rexam PLC	SONIA + 65	MSCS	842,247 GBP	10/26/17
SABMiller PLC	SONIA + 65	MSCS	3,321,366 GBP	10/26/17
Vivendi SA	EONIA + 65	MSCS	2,199,117 EUR	10/30/17
Celesio AG	EONIA + 65	MSCS	1,116,085 EUR	11/02/17
ThyssenKrupp AG	EONIA + 65	MSCS	1,112,906 EUR	11/02/17
Wincor Nixdorf AG	EONIA + 65	MSCS	779,154 EUR	11/02/17
Wincor Nixdorf AG	EONIA + 65	MSCS	197,478 EUR	11/02/17
Asciano Ltd	RBACR + 54	MSCS	5,610,195 AUD	12/05/17
NCR Corp	FEDEF + 40	MSCS	689,149	12/21/17
Moncler SpA	EURIBOR + 50	MSCS	144,550 EUR	1/10/18	18,464
Ryanair Holdings PLC	EURIBOR + 50	MSCS	947,230 EUR	1/10/18	29,344
Home Retail Group PLC	SONIA + 65	MSCS	1,817,325 GBP	2/06/18	44,585
Vinci SA	EURIBOR + 40	MSCS	175,246 EUR	5/08/18	8,285
Janus Capital Group Inc	LIBOR	CITI	784,088	5/29/18	34,460
OTC Swap Contracts
Short
iBoxx USD Liquid High Yield Index	LIBOR	JPHQ	4,872,000	6/20/16		(21,370)
iBoxx USD Liquid High Yield Index	LIBOR	MSCS	277,000	6/20/16		(1,855)
Advanced Semiconductor Engineering Inc	LIBOR - 35	DBAB	270,959	6/30/16		(41,473)
Allergan PLC	LIBOR - 35	DBAB	1,308,041	6/30/16		(62,362)
Amsurg Corp	LIBOR - 35	DBAB	1,056,318	6/30/16	2,686
Black Hills Corp	LIBOR - 35	DBAB	3,978,621	6/30/16		(52,203)
Frontier Communications Corp	LIBOR - 35	DBAB	2,482,707	6/30/16	33,187
HSN Inc	LIBOR - 35	DBAB	45,374	6/30/16		(3,128)

72 Annual Report

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F R A N K L I N A L T E R N A T I V E S T R A T E G I E S F U N D S C O N S O L I D A T E D S T A T E M E N T O F I N V E S T M E N T S

Franklin K2 Alternative Strategies Fund (continued)

Total Return Swap Contracts (continued)
		Counter-		Expiration	Unrealized	Unrealized
Underlying Instrument	Financing Rate	Party	Notional Value*	Date	Appreciation	Depreciation

OTC Swap Contracts (continued)
Short (continued)
NextEra Energy Inc	LIBOR - 35	DBAB	2,431,665	6/30/16	$ 9,829	$
Scorpio Tankers Inc	LIBOR - 35	DBAB	329,750	6/30/16		(13,123)
Ship Finance International Ltd	LIBOR - 125	DBAB	3,452,071	6/30/16		(73,436)
Spirit Realty Capital Inc	LIBOR - 35	DBAB	93,707	6/30/16	3,997
T-Mobile U. S. Inc	LIBOR - 35	DBAB	281,862	6/30/16		(14,847)
Welltower Inc	LIBOR - 35	DBAB	901,680	6/30/16	46,309
WPX Energy Inc	LIBOR - 35	DBAB	772,810	6/30/16		(52,102)
Inmarsat PLC	LIBOR - 40	DBAB	151,912	7/18/16	4,740
Alstria office REIT-AG	LIBOR - 40	DBAB	1,592,502 EUR	7/19/16		(5,055)
Aroundtown Property Holdings PLC	LIBOR - 439	DBAB	438,603 EUR	7/19/16		(18,222)
ASM Pacific Technology Ltd	LIBOR - 100	DBAB	350,460 HKD	7/19/16		(3,411)
Aurubis AG	LIBOR - 40	DBAB	188,560 EUR	7/19/16		(5,141)
China Overseas Land & Investment Ltd	LIBOR - 40	DBAB	439,066 HKD	7/19/16		(3,599)
Drillisch AG	LIBOR - 40	DBAB	2,998,154 EUR	7/19/16	157,626
ENN Energy Holdings Ltd	LIBOR - 40	DBAB	602,400 HKD	7/19/16		(1,859)
Fonciere Des Regions	LIBOR - 40	DBAB	456,442 EUR	7/19/16		(4,099)
Hansteen Holdings PLC	LIBOR - 40	DBAB	1,023,154 EUR	7/19/16		(44,527)
Johnson Electric Holdings Ltd	LIBOR - 40	DBAB	861,900 HKD	7/19/16	15,751
Playtech PLC	LIBOR - 40	DBAB	903,368 EUR	7/19/16		(82,369)
Shenzhou International Group Holdings Ltd	LIBOR - 40	DBAB	3,240,750 HKD	7/19/16		(20,743)
Siemens AG	LIBOR - 40	DBAB	1,033,003 EUR	7/19/16		(32,968)
Acciona SA	LIBOR - 40	DBAB	305,138 EUR	7/20/16		(5,518)
Iberdrola SA	LIBOR - 40	DBAB	1,008,541 EUR	7/20/16	2,632
Koninklijke KPN NV	LIBOR - 40	DBAB	745,768 EUR	7/20/16		(17,760)
NH Hotel Group SA	LIBOR - 40	DBAB	257,285 EUR	7/20/16		(28,441)
OCI NV	LIBOR - 40	DBAB	151,596 EUR	7/20/16	12,716
Advanced Semiconductor Engineering Inc	LIBOR - 125	DBAB	789,954	8/24/16		(203,046)
IHH Healthcare Bhd	LIBOR - 309	DBAB	844,701 SGD	8/25/16	20,989
Marine Harvest ASA	LIBOR - 40	DBAB	4,875,400 EUR	10/19/16		(295,044)
Tenaga Nasional Bhd	LIBOR - 50	DBAB	606,229	10/19/16	15,325
Abbott Laboratories	LIBOR - 35	MSCS	1,075,849	10/25/16		(50,081)
Consumer Staples Select Sector
SPDR Fund	LIBOR - 78	MSCS	300,717	10/25/16		(9,847)
Industrial Select Sector SPDR Fund	LIBOR - 77	MSCS	155,063	10/25/16		(144)
Johnson Controls Inc	LIBOR - 35	MSCS	1,487,328	10/25/16		(64,150)
Marriott International Inc	LIBOR - 250	MSCS	2,890,652	10/25/16	67,794
Shire PLC	LIBOR - 77	MSCS	2,779,817	10/25/16		(267,493)
Teva Pharmaceutical Industries Ltd	LIBOR - 30	MSCS	459,958	10/25/16		(2,973)
VMware Inc. , A	LIBOR - 175	MSCS	568,123	10/25/16		(60,748)
BW LPG Ltd	LIBOR - 40	DBAB	125,981	11/09/16	17,701
Bank of Nagoya Ltd	LIBOR - 150	DBAB	112,400	11/18/16		(6,964)
Ebara Corp	LIBOR - 40	DBAB	113,935,950 JPY	11/18/16		(61,916)
EDION Corp	LIBOR - 350	DBAB	57,786,600 JPY	11/18/16		(19,160)
Gunma Bank Ltd	LIBOR - 40	DBAB	14,698	11/18/16		(1,340)
Japan Airport Terminal Co. Ltd	LIBOR - 300	DBAB	22,661,000 JPY	11/18/16		(11,532)
K s Holdings Corp	LIBOR - 100	DBAB	260,686,437 JPY	11/18/16	33,774
Kawasaki Kisen Kaisha Ltd	LIBOR - 100	DBAB	5,242,800 JPY	11/18/16		(9,440)
LIXIL Group Corp	LIBOR - 40	DBAB	19,239,800 JPY	11/18/16	161
Maeda Corp	LIBOR - 100	DBAB	101,925,399 JPY	11/18/16		(29,169)
Nagoya Railroad Co. Ltd	LIBOR - 40	DBAB	9,486,000 JPY	11/18/16		(5,053)
Nippon Ceramic Co. Ltd	LIBOR - 600	DBAB	29,819,509 JPY	11/18/16		(1,029)
Nippon Light Metal Holdings Co. Ltd	LIBOR - 40	DBAB	204,824,618 JPY	11/18/16		(110,826)
Oita Bank Ltd	LIBOR - 40	DBAB	507,553	11/18/16		(3,899)
OSG Corp	LIBOR - 40	DBAB	97,794,256 JPY	11/18/16		(14,830)
Resorttrust Inc	LIBOR - 40	DBAB	2,112,300 JPY	11/18/16	120

franklintempleton.com

Annual Report

73

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Total Return Swap Contracts (continued)
		Counter-			Expiration	Unrealized	Unrealized
Underlying Instrument	Financing Rate	Party	Notional Value*		Date	Appreciation	Depreciation
OTC Swap Contracts (continued)
Short (continued)
Sankyo Co. Ltd	LIBOR - 40	DBAB	31,503,061	JPY	11/18/16	$—	$(11,887)
SBI Holdings Inc	LIBOR - 40	DBAB	5,399,915	JPY	11/18/16	1,646	—
Shionogi & Co. Ltd	LIBOR - 40	DBAB	72,844,059	JPY	11/18/16	—	(27,233)
Sony Corp	LIBOR - 40	DBAB	40,946,365	JPY	11/18/16	—	(25,025)
Taiyo Yuden Co. Ltd	LIBOR - 40	DBAB	18,651,935	JPY	11/18/16	—	(26,336)
Teijin Ltd	LIBOR - 40	DBAB	107,888,599	JPY	11/18/16	—	(72,560)
Toho Holdings Co. Ltd	LIBOR - 40	DBAB	104,963,643	JPY	11/18/16	—	(75,921)
Tohoku Electric Power Co Inc	LIBOR - 40	DBAB	106,095,208	JPY	11/18/16	—	(19,319)
Toppan Printing Co. Ltd	LIBOR - 40	DBAB	5,790,000	JPY	11/18/16	—	(4,695)
Unicharm Corp	LIBOR - 40	DBAB	50,826,668	JPY	11/18/16	24,176	—
Yamada Denki Co. Ltd	LIBOR - 100	DBAB	276,877,541	JPY	11/18/16	—	(89,955)
Yamagata Bank Ltd	LIBOR - 150	DBAB	483,946		11/18/16	—	(54,742)
Yamaguchi Financial Group Inc	LIBOR - 40	DBAB	3,200,228		11/18/16	14,902	—
British Land Co. PLC	LIBOR - 40	DBAB	64,350	GBP	1/18/17	—	(3,255)
Carillion PLC	LIBOR - 250	DBAB	406,727	GBP	1/18/17	—	(43,290)
Enterprise Inns PLC	LIBOR - 40	DBAB	46,879	GBP	1/18/17	—	(6,617)
Great Portland Estates PLC	LIBOR - 40	DBAB	1,007,894	GBP	1/18/17	52,532	—
Primary Health Properties PLC	LIBOR - 300	DBAB	274,449	GBP	1/18/17	—	(2,243)
Richter Gedeon Nyrt	LIBOR - 40	DBAB	789,212	EUR	1/18/17	—	(19,001)
St. Modwen Properties PLC	LIBOR - 40	DBAB	13,789	GBP	1/18/17	—	(1,185)
UNITE Group PLC	LIBOR - 40	DBAB	1,522,307	GBP	1/18/17	—	(42,701)
Ball Corp	SONIA - 35	MSCS	304,836	GBP	1/18/17	—	(737)
Burberry Group PLC	SONIA - 35	MSCS	63,135	GBP	1/18/17	8,656	—
APERAM SA	LIBOR - 40	DBAB	1,586,325		2/01/17	—	(73,053)
Larsen & Toubro Ltd	LIBOR + 150	DBAB	74,748		2/20/17	828	—
Sky PLC	LIBOR - 35	MSCS	115,193	GBP	2/28/17	8,771	—
OHL Mexico SAB de CV	LIBOR - 50	DBAB	17,901	EUR	3/14/17	—	(7,057)
Larsen & Toubro Ltd	LIBOR - 200	DBAB	241,211		3/17/17	—	(32,643)
Nyrstar NV	LIBOR - 550	DBAB	29,621	EUR	3/17/17	898	—
Ball Corp	FEDEF - 35	MSCS	427,548		4/17/17	—	(1,595)
Industrivarden AB	LIBOR - 40	DBAB	190,708	EUR	4/21/17	—	(2,431)
Swire Pacific Ltd	HONIX - 50	MSCS	2,217,274	HKD	7/13/17	—	(5,951)
Sandvik AB	STIBOR - 82	MSCS	1,508,920	SEK	8/23/17	—	—
J Sainsbury PLC	SONIA - 188	MSCS	947,566	GBP	10/26/17	—	(41,402)
Altice NV	EONIA - 40	MSCS	146,907	EUR	10/30/17	—	—
Faurecia	EONIA - 40	MSCS	74,539	EUR	10/30/17	—	—
Kone OYJ	EONIA - 50	MSCS	1,420,361	EUR	10/30/17	—	—
Bayerische Motoren Werke AG	EONIA - 40	MSCS	67,390	EUR	11/02/17	—	—
Daimler AG	EONIA - 40	MSCS	63,723	EUR	11/02/17	—	—
Volkswagen AG	EONIA - 40	MSCS	88,268	EUR	11/02/17	—	—
STOXX Europe 600 Index	EURIBOR - 45	MSCS	571,579	EUR	11/22/17	55,483	—
Alibaba Group Holding Ltd	LIBOR - 30	MSCS	725,982		12/14/17	—	(81,436)
Diebold Inc	EONIA - 35	MSCS	162,923	EUR	1/31/18	—	(1,484)
Weir Group PLC	SONIA - 35	MSCS	108,905	GBP	2/06/18	—	(5,157)
Mylan NV	STIBOR - 35	MSCS	3,960,527	SEK	2/15/18	—	(157)
SPDR S&P500 ETF Trust	FEDEF - 35	MSCS	807,389		2/27/18	—	(61,922)
America Movil SAB de CV	MXONBR - 50	MSCS	2,503,433	MXN	3/06/18	—	(481)
Williams Partners LP	FEDEF - 35	MSCS	51,423		4/24/18	—	—
Janus Capital Group Inc	LIBOR	CITI	645,149		5/29/18	—	(30,255)
Total Return Swap Contracts						$5,359,036	$(3,733,806)
Net unrealized appreciation (depreciation)						$1,625,230

*In U.S. dollars unless otherwise indicated.

See Abbreviations on page 94.

74 Annual Report | The accompanying notes are an integral part of these financial statements.

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F R A N K L I N A L T E R N A T I V E S T R A T E G I E S F U N D S

Consolidated Financial Statements Consolidated Statement of Assets and Liabilities May 31, 2016

Franklin K2 Alternative Strategies Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,152,601,739
Cost - Repurchase agreements	52,451,581

Total cost of investments	$1,205,053,320

Value - Unaffiliated issuers	$1,198,247,437
Value - Repurchase agreements	52,451,581

Total value of investments	1,250,699,018
Cash	38,853,159
Foreign currency, at value (cost $4,397,854)	4,411,390
Receivables:
Investment securities sold	23,559,625
Capital shares sold	688,034
Dividends and interest	7,786,780
Due from brokers	213,365,350
OTC swap contracts (upfront payments $48,520)	47,290
Unrealized appreciation on OTC forward exchange contracts	4,439,362
Unrealized appreciation on OTC swap contracts	5,412,551
Other assets	640

Total assets	1,549,263,199

Liabilities:
Payables:
Investment securities purchased	35,837,269
Capital shares redeemed	2,058,482
Management fees	1,896,590
Distribution fees	99,001
Transfer agent fees	84,766
Variation margin	298,199
OTC swap contracts (upfront receipts $17,278)	17,177
Options written, at value (premiums received $1,021,236)	781,661
Securities sold short, at value (proceeds $250,666,693)	252,329,246
Due to brokers	10,532,196
Unrealized depreciation on OTC forward exchange contracts	4,445,062
Unrealized depreciation on OTC swap contracts	3,737,951
Accrued expenses and other liabilities	505,557

Total liabilities	312,623,157

Net assets, at value	$1,236,640,042

Net assets consist of:
Paid-in capital	$1,249,367,286
Undistributed net investment income	2,947,721
Net unrealized appreciation (depreciation)	46,430,604
Accumulated net realized gain (loss)	(62,105,569)

Net assets, at value	$1,236,640,042

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The accompanying notes are an integral part of these financial statements. | Annual Report 75

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)
May 31, 2016

Franklin K2 Alternative Strategies Fund

Class A:
Net assets, at value	$177,412,256
Shares outstanding	16,811,534
Net asset value per share[a]	$10.55
Maximum offering price per share (net asset value per share ÷ 94.25%)	$11.19
Class C:
Net assets, at value	$71,154,106
Shares outstanding	6,807,724
Net asset value and maximum offering price per share[a]	$10.45
Class R:
Net assets, at value	$341,147
Shares outstanding	32,149
Net asset value and maximum offering price per share	$10.61
Class R6:
Net assets, at value	$265,516,807
Shares outstanding	25,078,664
Net asset value and maximum offering price per share	$10.59
Advisor Class:
Net assets, at value	$722,215,726
Shares outstanding	68,270,344
Net asset value and maximum offering price per share	$10.58

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

76 Annual Report | The accompanying notes are an integral part of these financial statements.

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Consolidated Statement of Operations for the year ended May 31, 2016

Franklin K2 Alternative Strategies Fund

Investment income:
Dividends	$ 4,644,737
Interest	21,892,135

Total investment income	26,536,872

Expenses:
Management fees (Note 3a)	22,239,457
Distribution fees: (Note 3c)
Class A	452,515
Class C	653,269
Class R	2,026
Transfer agent fees: (Note 3e)
Class A	158,193
Class C	58,727
Class R	364
Class R6	882
Advisor Class	530,788
Custodian fees (Note 4)	188,774
Reports to shareholders	144,805
Registration and filing fees	237,446
Professional fees	450,129
Trustees fees and expenses	575,412
Dividends and/or interest on securities sold short	4,658,416
Security borrowing fees	2,592,051
Other	108,241

Total expenses	33,051,495
Expense reductions (Note 4)	(20,293)
Expenses waived/paid by affiliates (Note 3f)	(3,695,122)

Net expenses	29,336,080

Net investment income (loss)	(2,799,208)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(43,440,368)
Written options	521,714
Foreign currency transactions	(2,491,308)
Futures contracts	(5,429,267)
Securities sold short	(1,348,197)
Swap contracts	(1,172,359)

Net realized gain (loss)	(53,359,785)

Net change in unrealized appreciation (depreciation) on:
Investments	16,280,460
Translation of other assets and liabilities denominated in foreign currencies	510,070
Written options	341,679
Futures contracts	(134,549)
Swap contracts	1,803,640

Net change in unrealized appreciation (depreciation)	18,801,300

Net realized and unrealized gain (loss)	(34,558,485)

Net increase (decrease) in net assets resulting from operations	$(37,357,693)

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The accompanying notes are an integral part of these financial statements. | Annual Report 77

F R A N K L I N A L T E R N A T I V E S T R A T E G I E S F U N D S C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S

Consolidated Statements of Changes in Net Assets

Franklin K2 Alternative Strategies Fund

	Year Ended May 31,

	2016	2015

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$ (2,799,208)	$ (3,810,717)
Net realized gain (loss)	(53,359,785)	18,827,021
Net change in unrealized appreciation (depreciation)	18,801,300	16,163,590

Net increase (decrease) in net assets resulting from operations	(37,357,693)	31,179,894

Distributions to shareholders from:
Net investment income:
Class A	(2,592,416)	(612,244)
Class C	(644,384)	(65,590)
Class R		(45,777)
Class R6	(4,016,413)	(1,926,596)
Advisor Class	(10,110,090)	(1,393,965)
Net realized gains:
Class A	(696,387)
Class C	(262,371)
Class R	(1,174)
Class R6	(894,391)
Advisor Class	(2,315,995)

Total distributions to shareholders	(21,533,621)	(4,044,172)

Capital share transactions: (Note 2)
Class A	38,612,258	46,690,910
Class C	37,013,071	20,037,814
Class R	(8,810,100)	(3,054,919)
Class R6	39,418,868	13,262,210
Advisor Class	424,302,558	265,636,309

Total capital share transactions	530,536,655	342,572,324

Net increase (decrease) in net assets	471,645,341	369,708,046
Net assets:
Beginning of year	764,994,701	395,286,655

End of year	$1,236,640,042	$764,994,701

Undistributed net investment income included in net assets:
End of year	$ 2,947,721	$ 15,818,264

78 Annual Report | The accompanying notes are an integral part of these financial statements.

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Notes to Consolidated Financial Statements

Franklin K2 Alternative Strategies Fund

1. Organization and Significant Accounting Policies

Franklin Alternative Strategies Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of three separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin K2 Alternative Strategies Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund s significant accounting policies.

a. Financial Instrument Valuation

The Fund s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust s Board of Trustees (the Board), the Fund s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the OTC market. The Fund s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to

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Franklin K2 Alternative Strategies Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to

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Franklin K2 Alternative Strategies Fund (continued)

market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agree -ments. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Consolidated Statement of Investments, had been entered into on May 31, 2016.

d. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable coun-terparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to commodity price, interest rate and equity price risk. A futures contract is an agreement

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

e. Derivative Financial Instruments (continued)

between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate, equity price and credit risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to equity price, interest rate and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 8 regarding investment transactions and other derivative information, respectively.

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Franklin K2 Alternative Strategies Fund (continued)

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

g. Investments in K2 Holdings Investment Corp. (K2 Subsidiary)

The Fund invests in certain financial instruments and commodity-linked derivative investments through its investment in the K2 Subsidiary. The K2 Subsidiary is a Cayman Islands exempted company with limited liability, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments and commodity-linked derivative investments consistent with the investment objective of the Fund. At May 31, 2016, the K2 Subsidiary s investments, as well as any other assets and liabilities of the K2 Subsidiary, are reflected in the Fund s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the K2 Subsidiary. All intercompany transactions and balances have been eliminated. At May 31, 2016, the net assets of the K2 Subsidiary were $112,591,405, representing 9.10% of the Fund s consolidated net assets. The Fund s investment in the K2 Subsidiary is limited to 25% of consolidated assets.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is the Fund s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2016, the Fund has determined that no tax liability is required in its consolidated financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction s statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated

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N O T E S   T O   C O N S O L I D A T E D   F I N A N C I A L   S T A T E M E N T S

Franklin K2 Alternative Strategies Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

j. Security Transactions, Investment Income, Expenses and Distributions (continued)

expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Consolidated Statement of Operations.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At May 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund s shares were as follows:

		Year Ended May 31,

		2016		2015

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	13,295,280	$ 143,673,278	11,313,392	$123,061,270
Shares issued in reinvestment of distributions	298,189	3,172,727	49,813	539,977
Shares redeemed	(10,133,166)	(108,233,747)	(7,114,359)	(76,910,337)

Net increase (decrease)	3,460,303	$ 38,612,258	4,248,846	$ 46,690,910

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Franklin K2 Alternative Strategies Fund (continued)

			Year Ended May 31,

		2016		2015

	Shares	Amount	Shares	Amount

Class C Shares:
Shares sold	5,119,256	$55,145,221	3,173,984	$34,546,633
Shares issued in reinvestment of distributions	79,128	836,381	3,444	37,196
Shares redeemed	(1,811,936)	(18,968,531)	(1,323,981)	(14,546,015)

Net increase (decrease)	3,386,448	$37,013,071	1,853,447	$20,037,814

Class R Shares:
Shares sold	13,984	$149,262	28,828	$310,648
Shares issued in reinvestment of distributions	106	1,140	92	1,001
Shares redeemed	(804,855)	(8,960,502)	(303,567)	(3,366,568)

Net increase (decrease)	(790,765)	$(8,810,100)	(274,647)	$(3,054,919)

Class R6 Shares:
Shares sold	5,337,514	$57,004,431	3,740,127	$41,206,775
Shares issued in reinvestment of distributions	459,924	4,902,787	167,937	1,822,117
Shares redeemed	(2,155,223)	(22,488,350)	(2,694,521)	(29,766,682)

Net increase (decrease)	3,642,215	$39,418,868	1,213,543	$13,262,210

Advisor Class Shares:
Shares sold	64,566,684	$ 695,799,599	30,206,978	$329,751,933
Shares issued in reinvestment of distributions	966,546	10,303,451	106,628	1,156,912
Shares redeemed	(26,703,118)	(281,800,492)	(5,999,090)	(65,272,536)

Net increase (decrease)	38,830,112	$ 424,302,558	24,314,516	$265,636,309

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

K2/D&S Management Co. , L. L. C. (K2 Advisors)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund and K2 Subsidiary pay an investment management fee to K2 Advisors of 2.05% per year of the average daily net assets of the Fund and K2 Subsidiary. Management fees paid by the Fund are reduced on assets invested in the K2 Subsidiary, in an amount not to exceed the management fees paid by K2 Subsidiary.

Under each subadvisory agreement, the below entities provide subadvisory services to the Fund or K2 Subsidiary. The subadvisory fees are paid by K2 Advisors based on the Fund and K2 Subsidiary average daily net assets, and is not an additional expense of the Fund or K2 Subsidiary.

Subadvisors

Basso Capital Management, L. P.

Chatham Asset Management, LLC

Chilton Investment Company, LLC

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Franklin K2 Alternative Strategies Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees (continued)
Subadvisors (continued)

Emso Asset Management Limited

Graham Capital Management, L. P.

Impala Asset Management, LLC

Jennison Associates, LLC

Lazard Asset Management, LLC

Loomis Sayles & Company, L. P.

P. Schoenfeld Asset Management L. P.

Portland Hill Capital LLP

Wellington Management Company, LLP

York Registered Holdings, L. P.

b. Administrative Fees

Under an agreement with K2 Advisors, FT Services provides administrative services to the Fund and K2 Subsidiary. The fee is paid by K2 Advisors based on the Fund and K2 Subsidiary average daily net assets, and is not an additional expense of the Fund or K2 Subsidiary.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$168,709
CDSC retained	$ 26,681

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Franklin K2 Alternative Strategies Fund (continued) e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2016, the Fund paid transfer agent fees of $748,954, of which $241,624 was retained by Investor Services.

f. Waiver and Expense Reimbursements

K2 Advisors has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and dividend expense on securities sold short) for each class of the Fund do not exceed 1.95%, and Class R6 does not exceed 1.86% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until September 30, 2016. Total expenses waived or paid are not subject to recapture subsequent to the Fund s fiscal year end. Prior to October 1, 2015, expenses for Class R6 were limited to 1.88%.

g. Other Affiliated Transactions
At May 31, 2016, the shares of the Fund were owned by the following entities:
		Percentage of
		Outstanding
	Shares	Shares

Franklin Moderate Allocation Fund	9,471,811	8.09%

Franklin Conservative Allocation Fund	6,250,790	5.34%

Franklin Growth Allocation Fund	5,328,337	4.55%

Franklin LifeSmart 2025 Retirement Target Fund	360,753	0.31%

Franklin LifeSmart 2035 Retirement Target Fund	280,062	0.24%

Franklin LifeSmart 2045 Retirement Target Fund	190,719	0.16%

Franklin LifeSmart 2020 Retirement Target Fund	93,750	0.08%

Franklin LifeSmart 2030 Retirement Target Fund	92,595	0.08%

Franklin LifeSmart 2040 Retirement Target Fund	66,979	0.06%

Franklin LifeSmart 2050 Retirement Target Fund	62,135	0.05%

Franklin NextStep Moderate Fund	8,672	0.01%

Franklin LifeSmart 2055 Retirement Target Fund	6,949	0.01%

Franklin NextStep Growth Fund	3,278	0.00%*

	22,216,830	18.98%

*Rounds to less than 0.01%.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund s custodian expenses. During the year ended May 31, 2016, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At May 31, 2016, the capital loss carryfor-wards were as follows:

Capital loss carryforwards:
Short term	$35,428,734
Long term	6,268,117
Total capital loss carryforwards	$41,696,851

The tax character of distributions paid during the years ended May 31, 2016 and 2015 was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$17,363,303	$4,044,172
Long term capital gain	4,170,318	—
Total distributions paid	$21,533,621	$4,044,172

At May 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,228,537,026
Unrealized appreciation	$51,377,099
Unrealized depreciation	(29,215,107)
Net unrealized appreciation (depreciation)	$22,161,992
Distributable earnings - undistributed ordinary income	$7,202,192

The difference between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, commodity-based derivatives, investments in the K2 Subsidiary and wash sales.

6. Investment Transactions

Purchases and sales of investments and securities sold short (excluding short term securities) for the year ended May 31, 2016, aggregated $2,491,376,328 and $2,258,965,710, respectively.

Transactions in options written during the year ended May 31, 2016, were as follows:

			Options				Swaptions

	Number of		Notional			Notional		Notional
	Contracts	Premiums	Amount		Premiums	Amount	Premiums	Amount		Premiums
Options outstanding
at May 31, 2015	3,168	$395,803	2,438,000,000	KRW	$33,740	$—	$—	50,000,000	MXN	$3,293
Options written	37,778	5,840,136	—		—	6,200,000	84,940	—		—
Options expired	(5,263)	(422,450) (2,438,000,000) KRW			(33,740)	—	—	—		—
Options exercised	(320)	(56,070)	—		—	—	—	—		—
Options closed	(26,397)	(4,821,123)	—		—	—	—	(50,000,000)	MXN	(3,293)
Options outstanding
at May 31, 2016	8,966	936,296	—		$—	$6,200,000	$84,940	$—		$—

See Notes 1(e) and 8 regarding derivative financial instruments and other derivative information, respectively.

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Franklin K2 Alternative Strategies Fund (continued)

The Fund sold certain long positions held in the portfolio and simultaneously entered into total return swaps on the positions, retaining substantially all of the exposure to the economic return and the related risks on the long positions. At May 31, 2016, the transfers of financial assets accounted for as sales were as follows:

At Year Ended
	At Original Transactions Dates			May 31, 2016

		Gross	Fair Value of	Gross	Gross
	Cost Basis	Cash Received	Transferred	Derivative Assets	Derivative Liabilities
	of Positions Sold	for Positions Sold	Assets a	Recorded b	Recorded b

Sales and total return swaps	$1,336,321	$1,561,793	$114,311	$1,676,104	$1,561,793

a $114,311 of gross derivative assets is included as unrealized appreciation on OTC swap contracts in the Consolidated Statement of Assets and Liabilities. See Note 8 regard-
ing other derivative information.
b Balances are presented on a gross basis, based on each leg of the swap contract, before the application of counterparty and cash collateral offsetting.

7. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At May 31, 2016, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $4,038,890 representing 0.33% of the Fund s net assets. For information as to specific securities, see the accompanying Consolidated Statement of Investments.

8. Other Derivative Information

At May 31, 2016, the Fund s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts	Consolidated Statement		Consolidated Statement
Not Accounted for as	of Assets and		of Assets and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Interest rate contracts	Investments in securities, at	$ 38,459a	Options written, at value	$ 472
value
	Variation margin	978,366b	Variation margin	184,662b
	Unrealized appreciation on	2,300,048	Unrealized depreciation on	387,285
	OTC swap contracts		OTC swap contracts
Foreign exchange contracts	Investments in securities, at	40,601a
value
	Unrealized appreciation on	4,439,362	Unrealized depreciation on	4,445,062
	OTC forward exchange		OTC forward exchange
	contracts		contracts
Credit contracts	Variation margin	323,715b	Variation margin	179,169b
	OTC swap contracts (upfront	47,290	OTC swap contracts (upfront	17,177
	payments)		receipts)
	Unrealized appreciation on	4,663	Unrealized depreciation on	27,370
	OTC swap contracts		OTC swap contracts

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Franklin K2 Alternative Strategies Fund (continued)

8. Other Derivative Information (continued)
	Asset Derivatives		Liability Derivatives

Derivative Contracts	Consolidated Statement		Consolidated Statement
Not Accounted for as	of Assets and		of Assets and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Equity contracts	Investments in securities, at	$ 6,556,077a	Options written, at value	$ 781,189
value
	Variation margin	1,686,005b	Variation margin	1,578,685b
	Unrealized appreciation on	3,107,840	Unrealized depreciation on	3,323,296
	OTC swap contracts		OTC swap contracts
Commodity contracts	Variation margin	1,986,408b	Variation margin	2,499,264b

Totals		$21,508,834		$13,423,631

a Purchased option contracts are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities. b This amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swaps contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended May 31, 2016, the effect of derivative contracts in the Fund s Consolidated Statement of Operations was as follows:

				Net Change in
				Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Consolidated Statement of	Gain (Loss)	Consolidated Statement of	(Depreciation)
Hedging Instruments	Operations Locations	for the Year	Operations Locations	for the Year

	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Interest rate contracts	Investments	$ (45,503)a	Investments	$ (150,866)a
	Written options	3,114	Written options	83,525
	Futures contracts	(893,064)	Futures contracts	644,247
	Swap contracts	(8,994,941)	Swap contracts	1,902,366
Foreign exchange contracts	Investments	102,224 a	Investments	7,500 a
	Written options	201	Written options	1,832
	Foreign currency transactions	(2,583,230)b	Translation of other assets and	526,101b
			liabilities denominated in
			foreign currencies
	Futures contracts	2,109
Credit contracts	Swap contracts	1,199,667	Swap contracts	164,811
Equity contracts	Investments	(4,083,058)a	Investments	(2,547,211)a
	Written options	518,399	Written options	256,322
	Futures contracts	(7,969,266)	Futures contracts	(328,069)
	Swap contracts	6,622,915	Swap contracts	(263,537)
Commodity contracts	Futures contracts	3,430,954	Futures contracts	(450,727)

Totals		$(12,689,479)		$ (153,706)

a Purchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations. b Forward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) translation of other assets and liabilities denominated in foreign currencies in the Consolidated Statement of Operations.

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Franklin K2 Alternative Strategies Fund (continued)

For the year ended May 31, 2016, the average month end fair value of derivatives represented 2.45% of average month end net assets. The average month end number of open derivative contracts for the year was 814.

At May 31, 2016, the Fund s OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts
	of Assets and Liabilities
	Presented in the
	Consolidated Statement of
	Assets and Liabilities

	Assets a	Liabilitiesa

Derivatives
Forward Exchange Contracts	$4,439,362	$4,445,062
Options Purchased	79,060
Options Written		472
Swap Contracts	5,459,841	3,755,128

Total	$9,978,263	$8,200,662

a Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

At May 31, 2016, the Fund s OTC derivative assets, which may be offset against the Fund s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Consolidated
		Statement of Assets and Liabilities

	Gross and Net
	Amounts of Assets		Financials
	Presented in the	Financial	Instruments	Cash
	Consolidated Statement of	Instruments	Collateral	Collateral	Net Amount (Not
	Assets and Liabilities	Available for Offset	Received a	Received a	Less than Zero)

Counterparty
BNYM	$ 357,645	$	$	$	$ 357,645
BOFA	182,141	(90,926)			91,215
BZWS	87,870	(19,441)			68,429
CBOA	15,424				15,424
CITI	34,460	(30,255)			4,205
CSFB	19,192				19,192
DBAB	3,011,654	(2,554,386)		(30,000)	427,268
JPHQ
MLCO	11,025				11,025
MSCO	559,723	(412,247)			147,476
MSCOc	3,087,876	(3,087,876)
MSCS	2,611,253	(1,325,960)			1,285,293

Total	$9,978,263	$(7,521,091)	$	$(30,000)	$2,427,172

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Franklin K2 Alternative Strategies Fund (continued) 8. Other Derivative Information (continued)

At May 31, 2016, the Fund s OTC derivative liabilities, which may be offset against the Fund s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Consolidated
		Statement of Assets and Liabilities

	Gross and Net
	Amounts of Liabilities		Financials
	Presented in the	Financial	Instruments	Cash
	Consolidated Statement of	Instruments	Collateral	Collateral	Net Amount (Not
	Assets and Liabilities	Available for Offset	Pledged a	Pledged a	Less than Zero)

Counterparty
BNYM	$ 133,829	$	$	$	$133,829
BOFA	90,926	(90,926)
BZWS	19,441	(19,441)
CBOA
CITI	30,255	(30,255)
CSFB
DBAB	2,554,386	(2,554,386)
JPHQ	21,370				21,370
MLCO
MSCO	412,247	(412,247)
MSCOb	3,612,248	(3,087,876)		(524,372)
MSCS	1,325,960	(1,325,960)

Total	$8,200,662	$(7,521,091)	$	$(524,372)	$155,199

a In some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of over-
collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.
b Represents derivatives owned by the K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(g).

See Notes 1(e) and 6 regarding derivative financial instruments and investment transactions, respectively.

See Abbreviations on page 94.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended May 31, 2016, the Fund did not use the Global Credit Facility.

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Franklin K2 Alternative Strategies Fund (continued) 10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 quoted prices in active markets for identical financial instruments
  Level 2 other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc. )
  Level 3 significant unobservable inputs (including the Fund s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of May 31, 2016, in valuing the Fund s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks and Other Equity Interestsa	$413,512,300	$	$	$ 413,512,300
Exchange Traded Funds	1,595,254			1,595,254
Convertible Preferred Stocks	1,053,778	1,827,800		2,881,578
Preferred Stocks	2,680,863			2,680,863
Convertible Bonds		172,672,647		172,672,647
Convertible Bonds in Reorganization		24,245		24,245
Corporate Bonds and Notes		221,571,622		221,571,622
Corporate Bonds and Notes in Reorganization		4,038,890		4,038,890
Senior Floating Rate Interests		1,692,352		1,692,352
Foreign Government and Agency Securities		28,054,661		28,054,661
Asset-Backed Securities and Commercial Mortgage-Backed
Securities		23,447,879		23,447,879
Options Purchased	6,556,077	79,060		6,635,137
U. S. Government and Agency Securities	44,194,730			44,194,730
Short Term Investments	275,245,279	52,451,581		327,696,860

Total Investments in Securities	$744,838,281	$505,860,737		$$1,250,699,018

Other Financial Instruments:
Futures Contracts	$ 4,650,779	$	$	$ 4,650,779
Forward Exchange Contracts		4,439,362		4,439,362
Swap Contracts		5,736,266		5,736,266

Total Other Financial Instruments	$ 4,650,779	$ 10,175,628	$	$ 14,826,407

Liabilities:
Other Financial Instruments:
Options Written	$ 781,189	$ 472	$	$ 781,661
Securities Sold Shorta	246,878,601	5,450,645		252,329,246
Futures Contracts	4,262,611			4,262,611
Forward Exchange Contracts		4,445,062		4,445,062
Swap Contracts		3,917,120		3,917,120

Total Other Financial Instruments	$251,922,401	$ 13,813,299	$	$ 265,735,700

a For detailed categories, see the accompanying Consolidated Statement of Investments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

10. Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty/Exchange		Currency		Selected Portfolio
BNYM	The Bank of New York Mellon	AUD	Australian Dollar	ABS	Asset Backed Security
BOFA	Bank of America Corp	BRL	Brazilian Real	ADR	American Depositary Receipt
BZWS	Barclays Bank PLC	CAD	Canadian Dollar	ARM	Adjustable Rate Mortgage
CBOA	Commonwealth Bank of Australia	COP	Colombian Peso	ETF	Exchange Traded Fund
CITI	Citigroup, Inc.	EUR	Euro	EONIA	Euro Overnight Index Average
CSFB	Credit Suisse First Boston	GBP	British Pound	EURIBOR	Euro Interbank Offered Rate
DBAB	Deutsche Bank AG	HKD	Hong Kong Dollar	FEDEF	Federal Funds Effective Rate
ICE	Intercontinental Exchange, Inc.	JPY	Japanese Yen	FRN	Floating Rate Note
JPHQ	JP Morgan Chase & Co.	KRW	Korean Won	HONIX	Hong Kong Overnight Index Rate
MLCO	Merrill Lynch & Co., Inc.	MXN	Mexican Peso	IDR	International Depositary Receipt
MSCO	Morgan Stanley & Co., Inc.	SEK	Swedish Krona	JIBAR	Johannesburg Interbank Agreed Rate
MSCS	Morgan Stanley Capital Services	SGD	Singapore Dollar	LIBOR	London InterBank Offered Rate
		USD	United States Dollar	MXONBR	Bank of Mexico Official Overnight Rate
		ZAR	South African Rand	PIK	Payment In-Kind
				RBACR	Reserve Bank of Australia Cash Rate
				REIT	Real Estate Investment Trust
				SAFEX	South African Futures Exchange
				SONIA	Sterling Overnight Index Average
				SPDR	Standard & Poor’s Depositary Receipt
				STIBOR	Stockholm Interbank Offered Rate

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Alternative Strategies Funds and Shareholders of Franklin K2 Alternative Strategies Fund:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, of Franklin K2 Alternative Strategies Fund (the “Fund”) (one of the funds constituting the Franklin Alternative Strategies Funds), as of May 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Franklin K2 Alternative Strategies Fund (one of the funds constituting the Franklin Alternative Strategies Funds) at May 31, 2016, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 26, 2016

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $4,170,318 as a long term capital gain dividend for the fiscal year ended May 31, 2016.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 11.99% of the ordinary income dividends as income qualifying for the dividends deduction for the fiscal year ended May 31, 2016.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $4,002,303 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended May 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton
Investments fund complex are shown below. Generally, each board member serves until that person s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Edward I. Altman, Ph. D. (1941)	Trustee	Since 2011	15	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School
of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 2011	39	Navient Corporation (loan
c/o Franklin Mutual Advisers, LLC				management, servicing and asset
101 John F. Kennedy Parkway				recovery) (2014-present), Ares Capital
Short Hills, NJ 07078-2789				Corporation (specialty finance
				company) (2010-present), United
				Natural Foods, Inc. (distributor of
				natural, organic and specialty foods)
				(2013-present), Allied Capital
				Corporation (financial services) (2003-
				2010) and SLM Corporation (Sallie
				Mae) (1997-2014) .
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995) .

Burton J. Greenwald (1929)	Trustee	Trustee since	15	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC	and Vice	2011 and Vice		Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway	Chairman of	Chairman since		Fiduciary International Ireland Limited
Short Hills, NJ 07078-2789	the Board	2015		(1999-2015) .
Principal Occupation During at Least the Past 5 Years:
Managing Director, B. J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L. F. Rothschild Fund Management, Inc. ; President and Director, Merit Mutual
Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute;
and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954)	Trustee	Since 2011	15	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly,
Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

David W. Niemiec (1949)	Trustee	Since 2015	39	Emeritus Corporation (assisted living)
c/o Franklin Mutual Advisers, LLC				(1999-2010) and OSI Pharmaceuticals,
101 John F. Kennedy Parkway				Inc. (pharmaceutical products)
Short Hills, NJ 07078-2789				(2006-2010) .
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997) .

Charles Rubens II (1930)	Trustee	Since 2011	15	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc. ; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947)	Trustee	Since 2011	15	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship;
and formerly, President, Economic Club of New York (2001-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing
Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News World News Tonight; and
Editor, CBS Network News.

Robert E. Wade (1946)	Trustee and	Trustee and	39	El Oro Ltd (investments)
c/o Franklin Mutual Advisers, LLC	Chairman of	Chairman of the		(2003-present) .
101 John F. Kennedy Parkway	the Board	Board since
Short Hills, NJ 07078-2789		2011
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Gregory H. Williams (1943)	Trustee	Since 2015	15	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-
2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law,
University of Iowa (1977-1993) .

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Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2011	160	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc. ; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015) .

**Jennifer M. Johnson (1964)	Trustee	Since 2015	12	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Co-President, Franklin Resources, Inc. ; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of four of the investment companies in Franklin Templeton Investments; and formerly, Chief Operating Officer and
Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources,
Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005) .

Alison E. Baur (1964)	Vice	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2011	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice	Since 2011	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955)	Secretary	Secretary and	Not Applicable	Not Applicable
One Franklin Parkway	and Vice	Vice President
San Mateo, CA 94403-1906	President	since 2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Robert G. Kubilis (1973)	Treasurer,	Since 2015	Not Applicable	Not Applicable
300 S. E. 2nd Street	Chief
Fort Lauderdale, FL 33301-1923	Financial
Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U. S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin
Templeton Investments.

Robert Lim (1948)	Vice	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906	AML
Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments

Kimberly H. Novotny (1972)	Vice	Since 2013	Not Applicable	Not Applicable
300 S. E. 2nd Street	President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc. ; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S. E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013) .

Karen L. Skidmore (1952)	Vice	Since 2011	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid Tofigh (1972)	Vice	Since	Not Applicable	Not Applicable
One Franklin Parkway	President	November 2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Craig S. Tyle (1960)	Vice	Since 2011	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc. ; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice	Since 2011	Not Applicable	Not Applicable
300 S. E. 2nd Street	President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc. ; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

William Y. Yun (1959)	President	Since 2011	Not Applicable	Not Applicable
600 Fifth Avenue	and Chief
New York, NY 10020	Executive
Officer
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; Chief Executive Officer, Franklin Alternative
Strategies Advisers, LLC; Director, Fiduciary Investments Corporation and K2 Advisors Holdings, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of one of the investment companies in Franklin Templeton
Investments; and formerly, Executive Vice President Alternative Strategies, Franklin Resources, Inc. (2005-2015) .

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc., which is the parent company of the Fund s investment manager and distributor. Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as officer and director of Resources.
Note 1: Gregory E. Johnson and Jennifer M. Johnson are siblings.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and independent, under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange
Commission, relating to audit committee financial experts.

The Statement of Information (SAI) include additional information about board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement and Sub-Advisory Agreements

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent Trustees”), at a Board meeting held on May 16, 2016, unanimously approved the renewal of the Fund’s investment management agreement with K2/D&S Management Co., L.L.C. (K2 Advisors), and of each sub-advisory agreement between K2 Advisors and each of Basso Capital Management, L.P. (Basso), Chatham Asset Management, LLC (Chatham), Chilton Investment Company, LLC (Chilton), Graham Capital Management, L.P. (Graham), Impala Asset Management, LLC (Impala), Jennison Associates, LLC (Jennison), Lazard Asset Management, LLC (Lazard), Loomis Sayles & Company, L.P. (Loomis), P. Schoenfeld Asset Management L.P. (PSAM), Wellington Management Company LLP (Wellington) and York Registered Holdings, L.P. (together with Basso, Chatham, Chilton, Graham, Impala, Jennison, Lazard, Loomis, PSAM and Wellington, the Sub-Advisors).

Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees held two other meetings dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of K2 Advisors and certain Sub-Advisors (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the sub-advisory agreements for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In making the foregoing approvals, the Board considered various materials related to the investment management agreement and the sub-advisory agreements including: (1) a copy of the investment management agreement and sub-advisory agreements; (2) information describing the nature, quality and extent of services that K2 Advisors and each Sub-Advisor provided, and is expected to provide, to the Fund, and the investment management fees and sub-advisory fees payable to K2 Advisors and each Sub-Advisor; (3) reports from K2 Advisors on the continued diligence conducted on each Sub-Advisor and the reasons for recommending renewal of each of the sub-advisory agreements, including, but not limited to, each Sub-Advisor’s background, experience, personnel, operations, policies, procedures and compliance functions; and (4) a report from the Fund’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance program and capabilities, including policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Fund’s Chief Compliance Officer with respect thereto. The Board also noted that they received an annual report on all marketing support payments made by Franklin Templeton Investments (FTI) to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub accounting fees.

The Board also took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, derivatives, asset segregation, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, legal and compliance matters, pricing of securities and sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged funds within the FTI complex in comparison with those charged other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by K2 Advisors and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered K2 Advisors’ methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to such Fund as selected by Broadridge (Broadridge

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S H A R E H O L D E R   I N F O R M A T I O N

Section 15(c) Report). The trustees reviewed this information and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios and performance. The Board considered K2 Advisors views that the peer group determined by Broadridge for comparison purposes may not be an entirely appropriate representation of the Fund s peer universe. K2 Advisors explained that the universe of funds that are managed using multi-manager, multi-strategy structures, like the Fund, is still evolving, and has presented challenges in identifying an appropriate set of peers for the Fund. It was noted by K2 Advisors that the peer group compiled by Broadridge includes several single-manager funds which, due to their nature and relative simplicity, have lower expense ratios and are not very useful for comparison purposes. In addition, many of the sponsors of funds with multi-manager strategies that K2 Advisors considers to be peers were excluded from the peer group and K2 Advisors believes that the Fund s expenses are consistent with those funds. It was noted that as more funds are launched that are managed similarly to the Fund, the peer group likely will become larger, and may also be sub-divided so that a peer group is available that is comprised of funds that provide a more meaningful comparison. While noting the limitations of the Broadridge Section 15(c) Report, the Board concluded that the Broadridge Section 15(c) Report was helpful in the performance of its duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. Fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management s handling of recent regulatory inquiries and pending legal actions against K2 Advisors and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters. The independent trustees also received reports from the Trust s Chief Compliance Officer on regulatory inquiries and pending legal actions against the Sub-Advisors applicable to the services provided by the Sub-Advisors to the Fund and noted that there were not any issues in this regard that should prevent the renewal of the sub-advisory agreements.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of K2 Advisors and each Sub-Advisor, including each management team s expertise in the management of other alternative strategies funds. As part of this review, particular attention was given to (1) the diligent risk management program of K2 Advisors and its parent, including those aspects of the program related to selecting and overseeing sub-advisors to the Fund and continual monitoring and management of counter-party credit risk and collateral, (2) each Sub-Advisor s risk management program, and (3) derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund s investment objectives.

The Board also took into account, among other things, manage-ment s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of K2 Advisors parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the SEC s progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and K2 Advisors and its affiliates compliance with rules and regulations already promulgated by the SEC under such act.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following sets forth some of the primary information and factors relevant to the Board s decisions. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor. In this regard, they reviewed the Fund s investment goal and K2 Advisors and each Sub-Advisor s investment strategy and sub-strategy, and K2 Advisors and each Sub-Advisor s ability to implement such investment strategy and/or sub-strategy, including, but not limited to, K2 Advisors and each Sub-Advisor s trading practices, investment decision processes and reputation.

The Board noted that the Fund employs a manager of manag-ers structure, whereby K2 Advisors is responsible for selecting sub-advisors (subject to Board approval), allocating the Fund s

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assets among them, and overseeing the sub-advisors day-today management of the Fund s assets. The Board noted the responsibilities that K2 Advisors has as the Fund s investment manager, including (1) due diligence on the Sub-Advisors and any potential new sub-advisors to the Fund, their respective trading strategies, risk management, operations and businesses, (2) on-going oversight and monitoring of the day-to-day investment activities of Sub-Advisors and other service providers, including their respective compliance with the investment mandate and restrictions, compliance policies and procedures and federal securities laws, and K2 Advisors ongoing assessment of their performance, (3) portfolio construction with respect to the allocation of assets among Sub-Advisors, investment funds, cash and other investments, (4) risk management, (5) preparing quarterly reports to the Board, and (6) the implementation of Board directives as they relate to the Fund. The Trustees also considered the successful performance of K2 Advisors in managing the Fund and other investment products with similar investment strategies to the investment strategies of the Fund that are not subject to the Investment Company Act of 1940, as amended.

With respect to the sub-advisory services provided, and to be provided, by each Sub-Advisor, the Board noted the responsibilities that each Sub-Advisor has with respect to the portion of the Fund s assets allocated to the Sub-Advisor by K2 Advisors (Sub-Advised Portion), including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies and limitations of the Sub-Advised Portion. The trustees considered the successful performance of each Sub-Advisor in managing the Fund and other investment products with similar investment strategies to the investment strategies of its Sub-Advised Portion of the Fund, including, with respect to certain Sub-Advisors, mutual funds with similar investment strategies. The Board considered K2 Advisors rationale for recommending the continued retention of each Sub-Advisor.

The trustees reviewed the Fund s portfolio management teams at K2 Advisors and each Sub-Advisor, including each such team s performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund s long-term performance is a significant component of incentive-based compensation for K2 Advisors portfolio management team and noted that a portion of a K2 Advisors portfolio manager s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager s fund management area. The trustees noted

that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees considered periodic reports provided to them showing that K2 Advisors and the Sub-Advisors complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges.

The trustees considered various other products, portfolios and entities that are advised by K2 Advisors and each Sub-Advisor and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

The Board also considered a report from the Trust s Chief Compliance Officer regarding K2 Advisors and each Sub-Advisor s compliance programs and capabilities as such programs and capabilities relate to the operations of the Fund and the monitoring and testing of such program undertaken by the Trust s Chief Compliance Officer. The Board considered the selection and due diligence process employed by K2 Advisors in selecting and deciding to retain each Sub-Advisor as a sub-advisor to the Fund, including the due diligence undertaken with respect to the Sub-Advisor s compliance and risk management capabilities. The trustees considered K2 Advisors significant efforts in developing and implementing compliance procedures established in accordance with Securities and Exchange Commission and other requirements.

The Board also considered the nature, extent and quality of the services to be provided under the Fund s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of K2 Advisors, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third

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parties. While such considerations directly affected the trustees decision in renewing the Fund s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by K2 Advisors and its affiliates and each Sub-Advisor to the Fund and its shareholders and were confident in the abilities of K2 Advisors and each Sub-Advisor to implement their respective investment strategy and/or sub-strategy and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. As the Fund commenced operations in October 2013, the trustees reviewed the investment performance of the Fund and each Sub-Advisor for the one- and two-year periods ended December 31, 2015. As part of their review, they inquired of management regarding benchmark and hedging activities. Consideration was also given to performance in the context of available levels of cash, including as affected by net flows, during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund s portfolio managers to discuss performance and the management of the Fund and each Sub-Advisor.

In addition, attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Broad-ridge. The comparable funds to the Fund, as chosen by Broadridge, included a representative class/fund from each retail portfolio in the alternative multi-strategy classification, excluding outliers. The Fund had total returns in the second-best performing quintile for the one-year period ended December 31, 2015 and total returns in the best performing quintile for the two-year period ended December 31, 2015. The Board was satisfied with such performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had performed well in comparison to its various benchmarks and in the context of the Fund s objectives.

COMPARATIVE EXPENSES AND PROFITABILITY.

The Board considered the cost of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor and the profits realized by K2 Advisors and its affiliates from their rela -tionships with the Fund. In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of K2 Advisors personnel. The Board also reviewed and considered the investment management fees in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor, as more fully discussed above. The Board noted that the sub-advisory fees are paid by K2 Advisors to each Sub-Advisor and are not additional fees borne by the Fund. The Board also noted that the sub-advisory fees paid, and to be paid, by K2 Advisors to each Sub-Advisor were the product of arms-length negotiations between K2 Advisors and each Sub-Advisor. Furthermore, the Board took into account that information regarding Sub-Advisor profitability is not legally required to be provided and noted that, despite requests by K2 Advisors of such information, the Sub-Advisors had not provided profitability information. Accordingly, profitability information of the sub-advisors was given lesser weight than other factors. In addition, the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and each Sub-Advisor in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor. As part of this discussion, the Board took into account the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waivers and arrangements.

Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Broadridge as its appropriate Broadridge expense group. Broadridge expense data is based upon information taken from the Fund s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility.

In reviewing comparative costs, emphasis was given to the Fund s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Broadridge expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Broad-ridge expense group. The Broadridge contractual management

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fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Broadridge for Fund Class A shares. The Fund s contractual management fee rate was in the most expensive quintile of its Broadridge expense group and its total expenses were in the middle quintile of such group. Noting the factors and limitations noted above with respect to the Broad-ridge Section 15(c) Report and factors relating to the Fund s operations, such as the quality and experience of K2 Advisors and the Sub-Advisors and the nature and quality of the services provided and to be provided by K2 Advisors and the Sub-Advisors, the Board found such comparative fees and expenses to be acceptable.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to K2 Advisors and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2015, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of K2 Advisors and its parent. In discussing the Profitability Study with the Board, K2 Advisors stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which K2 Advisors and the Sub-Advisors may derive ancillary benefits from Fund operations, including those derived from the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by K2 Advisors and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided. In addition, the Board noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

ECONOMIES OF SCALE. The Board considered economies of scale realized by K2 Advisors and its affiliates and the Sub-Advisors as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board also considered the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waiver and arrangement. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect and the fact that the Fund had less than three complete years of operating results.

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Proxy Voting Policies and Procedures

The Fund s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission s website at sec.gov. The filed form may also be viewed and copied at the Commission s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called householding, will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin K2 Alternative Strategies Fund

Investment Manager
K2/D&S Management Co., L.L.C.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	068 A 07/16

Annual Report
and Shareholder Letter
May 31, 2016

Franklin K2 Long Short Credit Fund

A SERIES OF FRANKLIN ALTERNATIVE STRATEGIES FUNDS

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.

Contents
Annual Report
Franklin K2 Long Short Credit Fund	3
Performance Summary	7
Your Fund’s Expenses	12
Financial Highlights and Statement of Investments	14
Financial Statements	29
Notes to Financial Statements	33
Report of Independent Registered
Public Accounting Firm	46
Tax Information	47
Board Members and Officers	48
Shareholder Information	53

2

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Annual Report

Franklin K2 Long Short Credit Fund

We are pleased to bring you Franklin K2 Long Short Credit Fund’s annual report for the period since the Fund’s inception on September 8, 2015, through May 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks total return over a complete market cycle through a combination of current income, capital preservation and capital appreciation. The Fund seeks to achieve its investment goal by allocating its assets across multiple non-traditional or “alternative” strategies, including but not limited to credit long short, structured credit and emerging market credit. The Fund is structured as a multi-manager fund, meaning the Fund’s assets are managed by multiple investment advisors (subadvisors), while the Fund’s investment manager has overall responsibility for the Fund’s investments.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in credit-related investments. The Fund invests in a wide range of securities and other investments including, but not limited to: corporate bonds, mortgage-backed securities and asset-backed securities, U.S. government and agency securities, collateralized debt and loan obligations, foreign government and supranational debt securities, loans and loan participations and derivatives with similar economic characteristics. The Fund may also invest in mortgage dollar rolls, repurchase agreements, reverse repurchase agreements, mortgage real estate investment trusts (REITs) and other similar transactions.

Performance Overview

The Fund’s Class A shares posted a +2.99% cumulative total return for period since the Fund’s inception on September 8, 2015, through May 31, 2016. For comparison, the Fund’s primary benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which is an index of short-term U.S. government securities with a remaining term to final maturity of less than three months, produced a +0.15% total return for the same period.1 Also for comparison, the Fund’s secondary benchmark, the HFRX Fixed Income-Credit Index, which

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

measures performance of strategies with exposure to credit across a broad continuum of credit substrategies, had a -3.42% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded moderately during the period under review. Concerns about global economic growth, China’s slowing economy and tumbling stock market, declining commodity prices, geopolitical tensions in several regions, fear of the U.K.’s potential exit from the European Union (commonly referred to as Brexit) and uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates contributed to stock market volatility. However, toward period-end, equity markets strengthened after the Fed’s decision to leave its federal funds target rate unchanged after raising it for the first time in nine years in December. Further helping

1. Source: Morningstar.
2. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Fixed Income-Credit Index is being used under license from Hedge Fund
Research, Inc., which does not endorse or approve of any of the contents of this report.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 19.

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global stocks were the Bank of Japan’s (BOJ’s) decision to cut interest rates, hopes of additional stimulus measures by global central banks, and finalization of a new debt deal for Greece. An improvement in metal prices and signs of stabilization in crude oil prices also improved investor sentiment. During much of the reporting period, oil prices declined, largely due to strong global supply, but lower output expectations resulted in a small gain by period-end. Prices of many other commodities also fell for much of the period but partially recovered toward period-end.

U.S. economic growth moderated in the third and fourth quarters of 2015. Growth slowed further in 2016’s first quarter as non-residential investments, private inventory investments and federal government spending declined, although the impact was partially offset by healthy consumer spending. After maintaining a near-zero interest rate for seven years to support the U.S. economy’s recovery, the Fed raised its target range for the federal funds rate to 0.25%–0.50% at its December meeting but kept interest rates unchanged through period-end. At its April meeting, the Fed indicated that its monetary policy remained accommodative, thus supporting further labor market improvement and progress toward its 2.0% inflation objective.

In Europe, U.K. economic growth moderated in 2016’s first quarter as production, construction and agriculture slowed, while services continued to grow. In the eurozone, stocks declined mainly due to China’s moderating economy, geopolitical tensions between Russia and Turkey, weak trade data and Brexit fears toward period-end. However, the region generally benefited during the period from lower oil prices, a weaker euro that supported exports, the European Central Bank’s (ECB’s) ongoing accommodative policy and Greece’s debt deal settlement. Also boosting investor sentiments were comments by the ECB in May about its work on new proposals for dealing with non-performing loans. The eurozone’s annual inflation rate rose for much of the period but declined in the second half.

Japan’s economy contracted in 2015’s fourth quarter as private consumption and housing investment declined. However, the economy grew in 2016’s first quarter as government and private consumption rebounded. The BOJ took several actions during the period, including lowering its inflation forecasts and reorganizing its stimulus program to increase exposure to long-term government bonds and exchange-traded funds. In January, the BOJ introduced a negative interest rate on excess reserves kept by financial institutions with the central bank in an effort to boost lending and support inflation. However, toward the period-end, it decided against further stimulus measures and kept interest rates unchanged. In April, the BOJ further reduced its gross domestic product and inflation forecasts for fiscal year 2016.

In emerging markets, economic growth generally moderated while retreating in some countries. China’s economy grew in the fourth quarter of 2015 and the first quarter of 2016 at an annual rate that was largely in line with the government’s target. Russia’s 2015 economic growth contracted because of declining oil prices and a weakening Russian ruble. Brazil’s economy shrank during the reporting period amid lower oil prices, weakness in the mining and services sectors, and the country’s ongoing political turmoil, including the temporary suspension of its president in May pending an impeachment trial. The People’s Bank of China cut its benchmark interest rate and the cash reserve requirement ratio for the country’s banks and lowered its currency valuation in May to the lowest level since March 2011. Elsewhere, the Reserve Bank of India slashed interest rates to the lowest in five years and took steps to increase monetary liquidity. In the recent global environment, emerging market stocks overall, as measured by the MSCI Emerging Markets Index, were relatively flat over the reporting period.

Investment Strategy

We manage the Fund using a multi-manager approach. While we are responsible for the Fund’s overall investments, we allocate assets to multiple subadvisors, each of whom independently manages a separate portion of the Fund’s portfolio in accordance with some or all of the following strategies: credit long short, structured credit and emerging market credit. We allocate the Fund’s assets among these strategies utilizing a top-down approach, generating the Fund’s strategy weightings by taking into account market conditions, risk factors, diversification, liquidity, transparency, and availability of various subadvisors and other investment options, among other things.

Credit long short strategies seek to isolate issuer-specific exposure, while limiting general market risks, by taking long and/or short positions in debt securities and other related instruments. Structured credit strategies aim to profit from trading in interest-rate sensitive securities such as residential and commercial mortgage-backed securities, credit default swaps on various indexes, collateralized loan obligations and asset-backed securities. Emerging market credit strategies invest in corporate and sovereign securities in emerging markets countries with a focus on fixed income.

The Fund may take long and/or short positions in a wide range of asset classes, including credit, fixed income and currencies, among others. The Fund may gain long or short exposure to select instruments by utilizing derivatives, engaging in short sales or entering into a series of purchase and sale contracts or repurchase agreements. Long positions benefit from an increase in the price of the underlying instrument, while short positions benefit from a decrease in that price. The Fund may also use

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FRANKLIN K2 LONG SHORT CREDIT FUND

derivatives for hedging and nonhedging (investment) purposes. Such derivative investments may include currency forward contracts; futures contracts; put and call options on currencies, securities and indexes; and swaps. The Fund may engage in active and frequent trading as part of its investment strategies.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract is an agreement between the Fund and a
counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price.
The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

What are swap agreements?

Swap agreements, such as interest rate, currency and credit
default swaps, are contracts between the Fund and another
party (the swap counterparty). In a basic swap transaction, the
Fund agrees with the swap counterparty to exchange the returns
(or differentials in rates of return) earned or realized on a partic-
ular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to
exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

Manager’s Discussion

The Fund’s subadvisors for the review period covering September 8, 2015, to May 31, 2016, were Apollo Credit Management, Candlewood Investment Group, Chatham Asset Management, Ellington Global Asset Management and Emso Asset Management.

All three strategies—credit long short, emerging market credit and structured credit—generated positive absolute performance. On a subadvisor level, four of the five subadvisors contributed to absolute performance for the period. The only subadvisor with modest negative performance was Candlewood, in the structured credit strategy.

Subadvisors
5/31/16

Credit Long Short

Apollo Credit Management LLC Chatham Asset Management, LLC

Emerging Market Credit

Emso Asset Management Limited

Structured Credit

Candlewood Investment Group, L.P. Ellington Global Asset Management, L.L.C.

Apollo led subadvisor performance in the credit long short strategy as the subadvisor effectively managed long and short exposures during a volatile period in the credit markets. Contributors were widespread across long and short positions in consumer cyclical, consumer non-cyclical, industrial and communications issuers. Investments in technology and energy also benefited returns, while utilities had a minor negative impact on performance. A short position in a communication services provider was a key contributor. In late 2015, the company’s pending acquisition by a European telecommunications firm caused the existing bonds to trade down as investors worried that the company’s bond offering to finance the transaction would add a significant amount of leverage to the capital structure. The subadvisor later purchased the new bond issue related to the acquisition and sold it into the secondary market for a gain. On the other hand, a long convertible bond position in a real estate developer declined in February as the subadvisor noted investors seemed to be broadly negative about the real estate sector. Although the position detracted from returns, the company completed an unsecured deal in March to refinance some of the front-end bonds.

Chatham, the other subadvisor in the long short strategy, provided modest positive returns as strong gains between mid-February and May 2016 (when high yield bonds rallied) were offset by losses earlier in the period. A long position in a U.S. magazine publisher contributed to performance as the company announced strong results from some of its subsidiaries. The company also successfully exchanged lien notes in the review period. In early 2016, a short-term trading position in a high yield exchange-traded index benefited performance. Also contributing to returns was a long position in a gaming company, as the company’s high yield bonds rallied in March. A short position in a petroleum company’s high yield securities also strengthened results, particularly in early 2016, as the energy sector faced volatility and pessimism. In January, returns were curbed by a security from a natural gas pipeline company amid sector pessimism. S&P Index options also detracted from performance as a robust market rally began in mid-February.

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Both structured credit subadvisors enjoyed solid performance near period-end, and overall for the period, healthy performance for Ellington more than offset a modest decline for Candlewood.

The structured credit market was muted during the period, but subadvisors were able to benefit from carry, or yield, from the mortgage-backed securities in their portfolios. Ellington also enjoyed a large price gain in one of their residential mortgage-backed security (RMBS) positions, which they exited. The subadvisor believed RMBS would enjoy lower volatility relative to high yield bonds and equities during periods of market unrest, and this thesis was rewarded during the review period. Conversely, detracting from performance were shorts in commercial mortgage backed index credit-default swaps and short exposure to the high yield bond credit index. The subadvisor remained defensively positioned, waiting for what the sub-advisor believes will be better entry points in the market.

For Candlewood, the other structured credit subadvisor, long positions in securitized bonds backed by private student loans and hedges in the high yield credit index weighed on returns, particularly in February. In contrast, mortgage-backed securities generally added value.

Emso was added to the Fund in late January, and credit securities rallied in emerging markets for much of the period between February and May. Argentinian sovereign government debt benefited returns as the country reached a resolution in February with holdout bondholders from the country’s 2001 bond default. Following the agreement, Argentina issued new government bonds across maturities, and investor appetite led to an over-subscribed bond auction. Likewise, Greek sovereign government debt contributed to gains as investors began to anticipate a favorable review with creditors. Near period-end, eurozone finance ministers and the International Monetary Fund reached an agreement that resulted in a new series of financial aid for Greece. In contrast, short exposure in the Chinese yuan relative to the U.S. dollar weighed on returns. A combination of U.S. dollar weakness and a generally stabilizing environment in China during the past few months provided a tailwind for the yuan. A short position in the euro also curbed returns as investors grew more skeptical of the Fed’s ability to raise interest rates in the near term.

Thank you for your participation in Franklin K2 Long Short Credit Fund. We look forward to continuing to serve your future investment needs.

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 Annual Report

franklintempleton.com

FRANKLIN K2 LONG SHORT CREDIT FUND

Performance Summary as of May 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	5/31/16	9/8/15		Change
A (FKLSX)	$10.15	$10.00	+$	0.15
C (FKLCX)	$10.07	$10.00	+$	0.07
R (FKLRX)	$10.10	$10.00	+$	0.10
R6 (FKLQX)	$10.15	$10.00	+$	0.15
Advisor (FKLZX)	$10.15	$10.00	+$	0.15

Distributions[1] (9/8/15–5/31/16)

	Dividend	Short-Term
Share Class	Income	Capital Gain		Total
A	$0.0812	$0.0637		$0.1449
C	$0.0827	$0.0637		$0.1464
R	$0.0813	$0.0637		$0.1450
R6	$0.0830	$0.0637		$0.1467
Advisor	$0.0813	$0.0637		$0.1450

See page 11 for Performance Summary footnotes.

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7

F R A N K L I N K 2 L O N G S H O R T C R E D I T F U N D
P E R F O R M A N C E S U M M A R Y

Performance as of 5/31/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/R6/Advisor Class: no sales charges.

				Average Annual
	Cumulative	Average Annual	Value of $10,000	Total Return	Total Annual Operating Expenses[7]
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(6/30/16)[6]	(with waiver)	(without waiver)

A					2.72%	3.80%
Since Inception (9/8/15)	+2.99%	-2.93%	$9,707	-1.88%

C					3.47%	4.55%
Since Inception (9/8/15)	+2.20%	+1.20%	$10,120	+2.21%

R					2.97%	4.05%
Since Inception (9/8/15)	+2.48%	+2.48%	$10,248	+3.50%

R6					2.41%	3.49%
Since Inception (9/8/15)	+3.01%	+3.01%	$10,301	+4.12%

Advisor					2.47%	3.55%
Since Inception (9/8/15)	+2.99%	+2.99%	$10,299	+4.10%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

8 Annual Report

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F R A N K L I N K 2 L O N G S H O R T C R E D I T F U N D P E R F O R M A N C E S U M M A R Y

Total Return Index Comparison for a Hypothetical $10,000 Investment 2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. These differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes. franklintempleton.com Annual Report 9

F R A N K L I N K 2 L O N G S H O R T C R E D I T F U N D P E R F O R M A N C E S U M M A R Y

Total Return Index Comparison for a Hypothetical $10,000 Investment 2 (continued)

See page 11 for Performance Summary footnotes. 10 Annual Report franklintempleton.com

FRANKLIN K2 LONG SHORT CREDIT FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment[2] (continued)
Advisor Class (9/8/15–5/31/16)	Average Annual Total Return
$15,000	Advisor Class	5/31/16
	Since Inception (9/8/15)	+2.99%

$5,000
	9/15		5/16

	Franklin K2 Long Short	BofA Merrill Lynch 3-Month	HFRX Fixed Income -
	Credit Fund	U.S. Treasury Bill Index[8]	Credit Index[9]

All investments involve risks, including possible loss of principal. The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s performance depends on the manager’s skill in selecting, overseeing, and allocating Fund assets to the subadvisors. The Fund is actively managed and could experience losses if the manager’s and subadvisors’ judgment about particular Fund portfolio investments prove to be incorrect. Some subadvisors may have little or no experience managing the assets of a registered investment company. Bond prices generally move in the opposite direction of interest rates. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Lower rated or high yield debt securities (junk bonds) involve greater credit risk, including the possibility of default or bankruptcy. Liquidity risk exists when securities become more difficult to sell, or are unable to be sold, at the price at which they’ve been valued. Investments in derivatives involve costs and create economic leverage, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) that significantly exceed the Fund’s initial investment. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has an expense reduction contractually guaranteed through at least 9/30/16. The transfer agent has contractually agreed to waive or limit its transfer agency fees for Class R6 shares of the Fund so that transfer agency fees for that class do not exceed 0.01% until 9/30/16. Fund investment results reflect the expense reduction and fee cap, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market vola-
tility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The BofA Merrill Lynch 3-Month U.S. T-Bill Index is an index of short-term U.S. government securities with a remaining term to final maturity of less than three months.
9. Source: Factset. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Global Hedge Fund Index is being used under license from Hedge Fund
Research, Inc., which does not endorse or approve of any of the contents of this report. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is composed of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.
See www.franklintempletondatasources.com for additional data provider information.

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11

FRANKLIN K2 LONG SHORT CREDIT FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

12 Annual Report

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FRANKLIN K2 LONG SHORT CREDIT FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 12/1/15	Value 5/31/16	Period* 12/1/15–5/31/16
A
Actual	$1,000	$1,021.70	$10.87
Hypothetical (5% return before expenses)	$1,000	$1,014.25	$10.83
C
Actual	$1,000	$1,015.90	$16.28
Hypothetical (5% return before expenses)	$1,000	$1,008.85	$16.22
R
Actual	$1,000	$1,017.70	$13.77
Hypothetical (5% return before expenses)	$1,000	$1,011.35	$13.73
R6
Actual	$1,000	$1,021.90	$11.37
Hypothetical (5% return before expenses)	$1,000	$1,013.75	$11.33
Advisor
Actual	$1,000	$1,020.70	$11.27
Hypothetical (5% return before expenses)	$1,000	$1,013.85	$11.23

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 2.15%;
C: 3.23%; R: 2.73%; R6: 2.25% and Advisor: 2.23%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period for Hypothetical expenses.

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13

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Financial Highlights
Franklin K2 Long Short Credit Fund
Period Ended
May 31, 2016[a]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income[c]	0.21
Net realized and unrealized gains (losses)	0.08
Total from investment operations	0.29
Less distributions from:
Net investment income	(0.08)
Net realized gains	(0.06)
Total distributions	(0.14)
Net asset value, end of period	$10.15

Total return[d]	2.99%

Ratios to average net assets[e]
Expenses before waiver, payments by affiliates and expense reduction[f,g]	3.37%
Expenses net of waiver, payments by affiliates and expense reduction[f,h]	2.30%
Expenses incurred in connection with securities sold short	0.40%
Net investment income	2.85%

Supplemental data
Net assets, end of period (000’s)	$28,198
Portfolio turnover rate	511.62%

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gRatios are adjusted to exclude the effects of annualization for non-recurring expenses.
hBenefit of expense reduction rounds to less than 0.01%.

14 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
FINANCIAL H IGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)
Period Ended
May 31, 2016[a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income[c]	0.09
Net realized and unrealized gains (losses)	0.12
Total from investment operations	0.21
Less distributions from:
Net investment income	(0.08)
Net realized gains	(0.06)
Total distributions	(0.14)
Net asset value, end of period	$10.07

Total return[d]	2.20%

Ratios to average net assets[e]
Expenses before waiver, payments by affiliates and expense reduction[f,g]	3.62%
Expenses net of waiver, payments by affiliates and expense reduction[f,h]	2.55%
Expenses incurred in connection with securities sold short	0.40%
Net investment income	2.60%

Supplemental data
Net assets, end of period (000’s)	$270
Portfolio turnover rate	511.62%

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gRatios are adjusted to exclude the effects of annualization for non-recurring expenses.
hBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 15

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
FINANCIAL H IGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)
Period Ended
May 31, 2016[a]
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income[c]	0.08
Net realized and unrealized gains (losses)	0.16
Total from investment operations	0.24
Less distributions from:
Net investment income	(0.08)
Net realized gains	(0.06)
Total distributions	(0.14)
Net asset value, end of period	$10.10

Total return[d]	2.48%

Ratios to average net assets[e]
Expenses before waiver, payments by affiliates and expense reduction[f,g]	3.37%
Expenses net of waiver, payments by affiliates and expense reduction[f,h]	2.30%
Expenses incurred in connection with securities sold short	0.40%
Net investment income	2.85%

Supplemental data
Net assets, end of period (000’s)	$12
Portfolio turnover rate	511.62%

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gRatios are adjusted to exclude the effects of annualization for non-recurring expenses.
hBenefit of expense reduction rounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
FINANCIAL H IGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)
Period Ended
May 31, 2016[a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income[c]	0.23
Net realized and unrealized gains (losses)	0.06
Total from investment operations	0.29
Less distributions from:
Net investment income	(0.08)
Net realized gains	(0.06)
Total distributions	(0.14)
Net asset value, end of period	$10.15

Total return[d]	3.01%

Ratios to average net assets[e]
Expenses before waiver, payments by affiliates and expense reduction[f,g]	3.35%
Expenses net of waiver, payments by affiliates and expense reduction[f,h]	2.28%
Expenses incurred in connection with securities sold short	0.40%
Net investment income	2.87%

Supplemental data
Net assets, end of period (000’s)	$12,384
Portfolio turnover rate	511.62%

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gRatios are adjusted to exclude the effects of annualization for non-recurring expenses.
hBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 17

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
FINANCIAL H IGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)
Period Ended
May 31, 2016[a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income[c]	0.20
Net realized and unrealized gains (losses)	0.09
Total from investment operations	0.29
Less distributions from:
Net investment income	(0.08)
Net realized gains	(0.06)
Total distributions	(0.14)
Net asset value, end of period	$10.15

Total return[d]	2.99%

Ratios to average net assets[e]
Expenses before waiver, payments by affiliates and expense reduction[f,g]	3.36%
Expenses net of waiver, payments by affiliates and expense reduction[f,h]	2.29%
Expenses incurred in connection with securities sold short	0.40%
Net investment income	2.86%

Supplemental data
Net assets, end of period (000’s)	$23,058
Portfolio turnover rate	511.62%

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gRatios are adjusted to exclude the effects of annualization for non-recurring expenses.
hBenefit of expense reduction rounds to less than 0.01%.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Statement of Investments, May 31, 2016
Franklin K2 Long Short Credit Fund
	Country	Shares	Value
Common Stocks 0.2%
Health Care Providers & Services 0.1%
[a] Community Health Systems Inc	United States	3,352	$45,051
Hotels, Restaurants & Leisure 0.1%
[a] Pinnacle Entertainment Inc	United States	2,960	33,329
Independent Power & Renewable Electricity Producers 0.0%†
NRG Yield Inc., A	United States	1,513	21,939
NRG Yield Inc., C	United States	720	11,131
			33,070
Total Common Stocks (Cost $109,328)			111,450
[b] Preferred Stocks (Cost $255,772) 0.5%
Thrifts & Mortgage Finance 0.5%
[a] FHLMC, pfd., Series Z, 0.00%	United States	67,844	302,584

		Principal
		Amount*
Convertible Bonds 3.4%
Health Care Providers & Services 0.8%
[c] Brookdale Senior Living Inc., senior note, 2.75%, 6/15/18	United States	530,000	525,362
Independent Power & Renewable Electricity Producers 1.1%
[d] NRG Yield Inc., senior note, 144A, 3.50%, 2/01/19	United States	175,000	169,313
[d] Pattern Energy Group Inc., senior note, 144A, 4.00%, 7/15/20	United States	543,000	530,782
			700,095
Real Estate Investment Trusts (REITs) 1.5%
American Realty Capital Properties Inc., 3.00%, 8/01/18	United States	403,000	398,466
[c] iStar Inc., senior note, 3.00%, 11/15/16	United States	500,000	520,938
			919,404
Total Convertible Bonds (Cost $2,197,826)			2,144,861

Corporate Bonds and Notes 37.5%
Auto Components 0.8%

[d] Herc Spinoff Escrow Issuer LLC / Herc Spinoff Escrow Issuer Corp., secured note, second lien, 144A,
7.50%, 6/01/22	United States	251,000	252,883
7.75%, 6/01/24	United States	252,000	253,260
			506,143
Chemicals 1.2%
[d] GCP Applied Technologies Inc., senior note, 144A, 9.50%, 2/01/23	United States	370,000	411,625
[d] TPC Group Inc., secured, first lien note, 144A, 8.75%, 12/15/20	United States	425,000	329,375
			741,000
Commercial Services & Supplies 0.5%
RR Donnelley & Sons Co.,
senior bond, 6.00%, 4/01/24	United States	253,000	226,435
senior note, 7.00%, 2/15/22	United States	104,000	101,140
			327,575
Construction Materials 0.5%
[c,d] Standard Industries Inc., senior note, 144A, 5.125%, 2/15/21	United States	286,000	298,155

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19

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
STATEMENT O F INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Principal
	Country	Amount*		Value
Corporate Bonds and Notes (continued)
Containers & Packaging 1.2%
[c] Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC, senior secured note,
first lien, 6.875%, 2/15/21	United States	750,000		$778,087
Diversified Financial Services 4.8%
[c] Everi Payments Inc., senior note, 10.00%, 1/15/22	United States	576,000		478,080
[d] Garfunkelux Holdco 3 SA, senior note, 144A, 8.50%, 11/01/22	Luxembourg	339,000	GBP	499,191
[d] iPayment Inc., senior note, 144A, 9.50%, 12/15/19	United States	677,673		684,450
NewStar Financial Inc., senior note, 7.25%, 5/01/20	United States	254,000		237,172
[d] Opal Acquisition Inc., senior note, 144A, 8.875%, 12/15/21	United States	368,000		289,800
[d] ROC Finance LLC / ROC Finance 1 Corp., secured note, second lien, 144A,
12.125%, 9/01/18	United States	853,000		895,650
				3,084,343
Diversified Telecommunication Services 2.6%
[d] Intelsat Jackson Holdings SA, senior secured note, first lien, 144A, 8.00%, 2/15/24	Luxembourg	407,000		416,666
[c,d] Level 3 Financing Inc., senior note, 144A, 5.25%, 3/15/26	United States	576,000		576,000
[c,d] Numericable-SFR SA, secured bond, 144A, 7.375%, 5/01/26	France	679,000		684,517
				1,677,183
Electric Utilities 0.5%
[c,d] Real Alloy Holding Inc., senior note, 144A, 10.00%, 1/15/19	United States	296,000		296,000
Energy Equipment & Services 0.7%
[e] Petroleos Mexicanos, senior bond, Reg S, 6.875%, 8/04/26	Mexico	409,000		445,442
Health Care Equipment & Supplies 0.7%
Universal Hospital Services Inc., senior note, 7.625%, 8/15/20	United States	509,000		477,824
Health Care Providers & Services 0.9%
Community Health Systems Inc., senior note, 6.875%, 2/01/22	United States	250,000		216,098
IASIS Healthcare LLC / IASIS Capital Corp., senior note, 8.375%, 5/15/19	United States	113,000		109,045
Kindred Healthcare Inc., senior note, 8.75%, 1/15/23	United States	226,000		222,045
				547,188
Hotels, Restaurants & Leisure 3.6%
[d] Downstream Development Authority of the Quapaw Tribe of Oklahoma, secured note,
144A, 10.50%, 7/01/19	United States	478,000		449,320
[d] Golden Nugget Escrow Inc., senior note, 144A, 8.50%, 12/01/21	United States	281,000		292,943
Mohegan Tribal Gaming Authority, senior note, 9.75%, 9/01/21	United States	123,000		130,226
[d] Pizzaexpress Financing 2 PLC, senior secured note, first lien, 144A,
6.625%, 8/01/21	United Kingdom	543,000	GBP	788,959
[c] Scientific Games International Inc., senior note, 10.00%, 12/01/22	United States	770,000		627,550
				2,288,998
Independent Power & Renewable Electricity Producers 0.6%
[d] TerraForm Power Operating LLC, senior note, 144A, 5.875%, 2/01/23	United States	407,000		362,230
IT Services 0.9%
[c,d] First Data Corp., secured note, first lien, 144A, 5.00%, 1/15/24	United States	576,000		577,797
Life Sciences Tools & Services 2.3%
inVentiv Health Inc.,
[c,d] secured note, first lien, 144A, 9.00%, 1/15/18	United States	573,000		588,757
senior note, 10.00%, 8/15/18	United States	562,000		560,595
senior note, 10.00%, 8/15/18	United States	66,000		65,010
[d,f] senior note, 144A, PIK, 10.00%, 8/15/18	United States	249,000		254,603
				1,468,965

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
STATEMENT O F INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Principal
	Country	Amount*		Value
Corporate Bonds and Notes (continued)
Media 5.6%
American Media Inc.,
[d] secured note, second lien, 144A, 7.00%, 7/15/20	United States	1,064,631		$1,189,725
senior secured note, first lien, 11.50%, 12/15/17	United States	26,000		26,650
[d] Lee Enterprises Inc., senior secured note, first lien, 144A, 9.50%, 3/15/22	United States	446,000		446,000
The McClatchy Co., senior secured note, first lien, 9.00%, 12/15/22	United States	515,000		491,825
[c] Postmedia Network Inc., secured note, second lien, 12.50%, 7/15/18	Canada	393,000		158,183
[d] Time Inc., senior note, 144A, 5.75%, 4/15/22	United States	586,000		561,095
WideOpenWest Finance LLC / Capital Corp., senior note, 10.25%, 7/15/19	United States	701,000		733,421
				3,606,899
Metals & Mining 1.1%
AK Steel Corp.,
senior bond, 7.625%, 5/15/20	United States	247,000		199,452
senior bond, 8.375%, 4/01/22	United States	254,000		196,533
senior note, 7.625%, 10/01/21	United States	331,000		255,284
[d] Teck Resources Ltd., senior note, 144A, 8.50%, 6/01/24	Canada	46,000		47,265
United States Steel Corp.,
senior bond, 7.375%, 4/01/20	United States	16,000		13,960
senior bond, 7.50%, 3/15/22	United States	10,000		7,850
senior note, 6.875%, 4/01/21	United States	20,000		15,600
				735,944
Multiline Retail 0.9%
J.C. Penney Corp. Inc., senior bond, 7.95%, 4/01/17	United States	543,000		561,326
Oil, Gas & Consumable Fuels 4.9%
Kinder Morgan Inc., senior bond, 8.05%, 10/15/30	United States	228,000		249,143
[d] NGPL PipeCo LLC, secured note, 144A,
7.119%, 12/15/17	United States	421,000		444,155
9.625%, 6/01/19	United States	430,000		450,962
Petrobras Global Finance BV,
senior bond, 5.75%, 1/20/20	Brazil	33,000		31,045
senior bond, 8.75%, 5/23/26	Brazil	89,000		84,683
senior bond, 6.85%, 6/05/15	Brazil	315,000		214,200
senior note, 4.875%, 3/07/18	Brazil	100,000	EUR	110,652
senior note, 4.875%, 3/17/20	Brazil	498,000		451,038
senior note, 8.375%, 5/23/21	Brazil	53,000		52,587
[e] Petroleos de Venezuela SA, senior bond, Reg S,
6.00%, 5/16/24	Venezuela	163,000		53,888
6.00%, 11/15/26	Venezuela	633,000		205,662
Southwestern Energy Co., senior bond, 7.50%, 2/01/18	United States	756,000		763,560
				3,111,575
Paper & Forest Products 0.3%
Resolute Forest Products Inc., senior note, 5.875%, 5/15/23	United States	289,000		215,666
Pharmaceuticals 0.9%
[d] ConvaTec Healthcare SA, senior note, 144A, 10.50%, 12/15/18	Luxembourg	543,000		559,969
Real Estate Investment Trusts (REITs) 0.4%
[d] Communications Sales & Leasing Inc., secured note, first lien, 144A, 6.00%, 4/15/23	United States	271,000		270,323
Semiconductors & Semiconductor Equipment 1.1%
[d] Micron Technology Inc., senior secured note, 144A, 7.50%, 9/15/23	United States	677,000		712,542

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
STATEMENT O F INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Principal
	Country	Amount*		Value
Corporate Bonds and Notes (continued)
Software 0.3%
[d] Open Text Corp., senior bond, 144A, 5.875%, 6/01/26	Canada	201,000		$202,005
Technology Hardware, Storage & Peripherals 0.2%
[d] Diamond 1 Finance Corp. / Diamond 2 Finance Corp., senior secured note, first lien,
144A,
4.42%, 6/15/21	United States	51,000		52,128
5.45%, 6/15/23	United States	99,000		100,758
				152,886
Total Corporate Bonds and Notes (Cost $23,272,061)				24,006,065

Foreign Government and Agency Securities 5.5%
Government of Argentina,
[e] senior bond, Reg S, 7.50%, 4/22/26	Argentina	150,000		157,800
senior bond, 7.82%, 12/31/33	Argentina	499,525	EUR	563,833
senior note, 8.75%, 6/02/17	Argentina	300,000		316,500
Government of Brazil, senior bond, 6.00%, 4/07/26	Brazil	200,000		203,000
Government of Hellenic Republic,
[e] senior bond, Reg S, 3.00% to 2/24/20, 3.65% to 2/24/21, 4.30% thereafter,
2/24/42	Greece	606,400	EUR	461,884
[d] senior note, 144A, 3.375%, 7/17/17	Greece	974,000	EUR	1,041,949
[d] senior note, 144A, 4.75%, 4/17/19	Greece	25,000	EUR	26,015
Government of Hungary, senior bond, 5.375%, 2/21/23	Hungary	140,000		154,272
[e] Government of Iraq, senior bond, Reg S, 5.80%, 1/15/28	Iraq	250,000		182,813
[e] Government of Paraguay, senior note, Reg S, 4.625%, 1/25/23	Paraguay	200,000		205,500
[e] Government of Sri Lanka, senior note, Reg S, 6.85%, 11/03/25	Sri Lanka	209,000		201,216
Total Foreign Government and Agency Securities
(Cost $3,189,388)				3,514,782
Asset-Backed Securities and Commercial Mortgage-Backed
Securities 31.3%
Banks 7.3%
[g] Wachovia Bank Commercial Mortgage 2007-C30 Trust, AJ, FRN,
5.413%, 12/15/43	United States	1,750,000		1,745,236
[g] Wachovia Bank Commercial Mortgage 2007-C31 Trust, AJ, FRN, 5.66%, 4/15/47	United States	2,610,000		2,618,357
[g] Washington Mutual Mortgage Pass-Through Certificates, 2006-4, 3A2B, FRN,
0.526%, 5/25/36	United States	552,413		291,518
				4,655,111
Consumer Finance 0.4%
[g] Impac CMB 2004-11 Trust, 1A2, FRN, 0.966%, 3/25/35	United States	316,802		235,755
Diversified Financial Services 18.3%
[d,g] Anchorage Capital CLO Ltd. 2013-1A Trust, C, 144A, FRN, 4.13%, 7/13/25	Cayman Islands	1,000,000		913,993
[d] Avant Loans Funding 2016-B Trust, A, 144A, 3.92%, 8/15/19	United States	750,000		753,257
[g] Banc of America Funding 2006-G Trust, M1, FRN, 0.738%, 7/20/36	United States	3,500,000		2,300,649
[g] Bear Stearns ARM 2006-2 Trust, 4A1, FRN, 3.997%, 7/25/36	United States	134,598		116,920
[g] Bear Stearns ARM 2007-4 Trust, 22A1, FRN, 4.798%, 6/25/47	United States	118,290		105,371
[d,g] Cornerstone CLO Ltd. 2007-C Trust, 144A, FRN, 3.028%, 7/15/21	United States	1,000,000		938,987
Credit Suisse First Boston Mortgage Securities Corp., 1A2, 7.50%, 3/25/32	United States	665,836		671,919
[g] Home Equity Mortgage Loan Asset-Backed 2001-A Trust, AV, FRN,
0.966%, 3/25/31	United States	112,515		100,964
[g] IndyMac Index Mortgage Loan 2005-AR13 Trust, 4A1, FRN, 2.72%, 8/25/35	United States	614,796		534,653

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
STATEMENT O F INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

			Principal
	Country		Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financial Services (continued)
[g] IndyMac Index Mortgage Loan 2007-AR7 Trust, 1A1, FRN,
0.746%, 6/25/37	United States		2,938,610	$1,440,360
[g] JP Morgan Mortgage 2007-A2 Trust, 2A1, FRN,
2.813%, 4/25/37	United States		482,841	426,691
[d,g] Katonah Ltd. 2007-B1L Trust, 144A, FRN, 3.638%, 4/23/22	United States		1,000,000	958,038
[d] OneMain Financial Issuance Trust, 2014-1A, A, 144A,
2.43%, 6/18/24	United States		115,613	115,733
[d,g] Sound Point CLO Ltd., 2013-1A, B1L, 144A, FRN,
4.386%, 4/26/25	Cayman Islands		1,000,000	959,069
[g] Structured Asset Mortgage Investments 2003-AR2 Trust, A1,
FRN, 1.179%, 12/19/33	United States		32,071	30,858
[g] WaMu Mortgage Pass-Through Certificates 2007-OA3 Trust,
2A1A, FRN, 1.17%, 4/25/47	United States		102,250	91,532
[d,g] Waterfall Commercial Mortgage 2015-SBC5 Trust, A, 144A,
FRN, 4.104%, 9/14/22	United States		1,291,889	1,270,747
				11,729,741
Thrifts & Mortgage Finance 5.3%
Banc of America Commercial Mortgage 2006-6 Trust, AJ,
5.421%, 10/10/45	United States		900,000	896,754
[g] National Collegiate Student Loan 2007-4 Trust, FRN,
A3A1, 3.682%, 3/25/38	United States		950,000	945,742
A3A2, 6.50%, 3/25/38	United States		2,000,000	1,571,442
				3,413,938
Total Asset-Backed Securities and Commercial
Mortgage-Backed Securities
(Cost $19,837,476)				20,034,545

			Number of
			Contracts
Options Purchased 0.1%
Calls – Exchange-Traded
Health Care Providers & Services 0.0%†
Community Health Systems Inc., September Strike Price $16.00,
Expires 9/16/16	United States		34	2,295

			Notional
		Counterparty	Amount*
Payer Swaptions – Over-the-Counter
Interest Rate 0.0%†
Pay fixed 10 year 2.00%, receive float 6-month USD LIBOR,
Expires 10/21/16	United States	JPHQ	678,000	5,735

			Number of
			Contracts
Puts – Exchange-Traded
Diversified Financial Services 0.0%†
S&P 500 Index, June Strike Price $1,950.00, Expires 6/17/16	United States		17	2,125
S&P 500 Index, June Strike Price $2,000.00, Expires 6/30/16	United States		13	10,920
				13,045

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
STATEMENT O F INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Number of
	Country	Contracts	Value

Options Purchased (continued)
Exchange Traded Funds 0.1%
iShares iBoxx USD High Yield Corporate Bond ETF, July Strike Price $81.00,
Expires 7/15/16	United States	147	$7,497
SPDR S&P 500 ETF Trust, July Strike Price $205.00, Expires 7/15/16	United States	106	24,804
			32,301
Oil, Gas & Consumable Fuels 0.0%†
Southwestern Energy Co., June Strike Price $12.00, Expires 6/17/16	United States	30	870
Total Options Purchased (Cost $74,807)			54,246

		Principal
		Amount*

U.S.	Government and Agency Securities 2.9%
U.S.	Treasury Note,

1.25%, 3/31/21	United States	581,000	577,527
1.625%, 2/15/26	United States	1,284,000	1,257,718
Total U.S. Government and Agency Securities
(Cost $1,850,783)			1,835,245
Total Investments before Short Term Investments
(Cost $50,787,441)			52,003,778

		Shares
Short Term Investments 9.7%
Money Market Funds (Cost $5,185,565) 8.1%
[h] Fidelity Institutional Money Market Funds, Money Market Portfolio, Class I, 0.234%	United States	5,185,565	5,185,565

		Principal
		Amount*
Repurchase Agreements (Cost $1,037,523) 1.6%
[i] Joint Repurchase Agreement, 0.281%, 6/01/16
(Maturity Value $1,037,531),	United States	1,037,523	1,037,523
BNP Paribas Securities Corp. (Maturity Value $413,176)
Deutsche Bank Securities Inc. (Maturity Value $97,549)
HSBC Securities (USA) Inc. (Maturity Value $516,472)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $10,334)
Collateralized by U.S. Government Agency Securities, 0.00% - 5.50%,
6/10/16 - 2/01/20; U.S. Government Agency Securities, Strips, 6/01/17;
[j]U.S. Treasury Bill, 5/25/17; and U.S. Treasury Note, 0.875%,
10/15/17 - 4/15/19 (valued at $1,058,350)
Total Investments (Cost $57,010,529) 91.1%			58,226,866
Options Written (0.0)%†			(10,643)
Securities Sold Short (8.5)%			(5,422,676)
Other Assets, less Liabilities 17.4%			11,128,222
Net Assets 100.0%			$63,921,769

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
STATEMENT O F INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Number of
	Country	Contracts	Value
Options Written (0.0%)†
Puts – Exchange-Traded
Exchange Traded Funds (0.0%)†
SPDR S&P 500 ETF Trust, July Strike Price $195.00, Expires 7/15/16	United States	106	$(9,328)
Health Care Providers & Services (0.0%)†
Community Health Systems Inc., September Strike Price $9.00, Expires 9/16/16	United States	34	(1,105)
Oil, Gas & Consumable Fuels (0.0%)†
Southwestern Energy Co., June Strike Price $10.00, Expires 6/17/16	United States	30	(210)
Total Options Written (Premiums Received $9,583)			(10,643)

		Principal
		Amount*
[k] Securities Sold Short (8.5)%
Corporate Bonds and Notes (8.0)%
Auto Components (1.8)%
Dana Holding Corp., senior bond, 5.50%, 12/15/24	United States	576,000	(554,400)
MPG Holdco I Inc., senior note, 7.375%, 10/15/22	United States	576,000	(573,120)
			(1,127,520)
Chemicals (2.5)%
CF Industries Inc., senior bond, 3.45%, 6/01/23	United States	575,000	(566,257)
The Mosaic Co., senior bond, 4.25%, 11/15/23	United States	500,000	(532,650)
Potash Corp. of Saskatchewan Inc., senior bond, 3.00%, 4/01/25	Canada	500,000	(493,468)
			(1,592,375)
Commercial Services & Supplies (0.5)%
United Rentals North America Inc., senior bond, 5.50%, 7/15/25	United States	326,000	(321,110)
Diversified Telecommunication Services (0.2)%
[d] Frontier Communications Corp., senior note, 144A, 11.00%, 9/15/25	United States	112,000	(114,380)
Hotels, Restaurants & Leisure (1.0)%
[d] Scientific Games International Inc., senior secured note, first lien, 144A,
7.00%, 1/01/22	United States	662,000	(671,930)
Media (0.1)%
[d] CCO Holdings LLC / CCO Holdings Capital Corp., senior note, 144A,
5.875%, 4/01/24	United States	56,000	(58,520)
Road & Rail (0.9)%
Hertz Corp., senior note, 6.75%, 4/15/19	United States	576,000	(584,854)
Trading Companies & Distributors (1.0)%
GATX Corp., senior bond, 4.85%, 6/01/21	United States	576,000	(611,476)
Total Corporate Bonds and Notes (Proceeds $5,010,775)			(5,082,165)

U.	S. Government and Agency Securities (0.5)%
U.	S. Treasury Note,

1.375%, 4/30/21	United States	48,000	(47,989)
1.625%, 4/30/23	United States	88,000	(87,800)
1.625%, 2/15/26	United States	209,000	(204,722)
Total U.S. Government and Agency Securities
(Proceeds $343,070)			(340,511)
Total Securities Sold Short (Proceeds $5,353,845)			$(5,422,676)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
STATEMENT O F INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

†Rounds to less than 0.1% of net assets.
*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bVariable rate security. The rate shown represents the yield at period end.

cA portion or all of the security has been segregated as collateral for securities sold short and open written option contracts. At May 31, 2016, the aggregate value of these securities and/or cash pledged amounted to $9,540,115, representing 14.92% of net assets. dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2016, the net value of these securities was $21,072,161, representing 32.97% of net assets. eSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2016, the aggregate value of these securities was $1,914,205, representing 2.99% of net assets. fIncome may be received in additional securities and/or cash. gThe coupon rate shown represents the rate at period end. hThe rate shown is the annualized seven-day yield at period end. iSee Note 1(c) regarding joint repurchase agreement. jThe security is traded on a discount basis with no stated coupon rate. kSee Note 1(e) regarding securities sold short.

At May 31, 2016, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts
			Number of	Notional	Expiration	Unrealized	Unrealized
Description		Type	Contracts	Value	Date	Appreciation	Depreciation
Equity Contracts
S&P 500 E-Mini Index		Short	2	$209,490	6/17/16	$—	$(8,594)
Interest Rate Contracts
90 Day Eurodollar		Short	7	1,728,475	12/18/17	—	(276)
U.S. Treasury 10 Yr. Note		Short	1	129,688	9/21/16	—	(439)
U.S. Treasury Long Bond		Short	3	489,937	9/21/16	—	(3,733)
				2,348,100		—	(4,448)
Total Futures Contracts				$2,557,590		$—	$(13,042)
Net unrealized appreciation (depreciation)							$(13,042)

At May 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Chinese Yuan	MSCO	Sell	5,321,200	$814,164	6/15/16	$6,793	$—
Euro	MSCO	Buy	1,033,853	1,168,776	6/15/16	—	(17,796)
Euro	MSCO	Sell	3,016,843	3,371,007	6/15/16	12,371	—
Japanese Yen	MSCO	Sell	25,231,430	222,536	6/15/16	—	(5,452)
Mexican Peso	MSCO	Buy	7,009,291	390,207	6/15/16	—	(11,118)
Mexican Peso	MSCO	Sell	7,009,291	404,636	6/15/16	25,548	—
South Korean Won	MSCO	Sell	339,815,557	288,380	6/15/16	3,342	—
British Pound	JPHQ	Sell	930,000	1,356,413	6/30/16	9,114	—
Turkish Lira	MLCO	Sell	785,511	259,168	9/21/16	597	—
Total Forward Exchange Contracts						$57,765	$(34,366)
Net unrealized appreciation (depreciation)						$23,399

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

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STATEMENT O F INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)
At May 31, 2016, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts
						Unamortized
	Periodic					Upfront
	Payment Counterparty/		Notional	Expiration		Payments	Unrealized	Unrealized
Description	Rate	Exchange	Amount[a]		Date	(Receipts)	Appreciation	Depreciation		Value	Rating[b]
Centrally Cleared Swap Contracts
Contracts to Buy Protection
Traded Index
CDX.NA.HY.25	5.00%	ICE	1,445,400		12/20/20	$14,454	$—	$(67,821) $(53,367)
Single Name
Government of Turkey	1.00%	ICE	504,000		12/20/20	41,464	—	(9,518)		31,946
Government of South Africa	1.00%	ICE	235,000		6/12/21	21,512	1,402	—		22,914
Government of Turkey	1.00%	ICE	149,000		6/12/21	10,088	1,473	—		11,561
Government of South Africa	1.00%	ICE	172,000		6/20/21	16,602	169	—		16,771
Government of Turkey	1.00%	ICE	141,000		6/20/21	11,405	—	(464)		10,941
Contracts to Sell Protection[c]
Single Name
Government of Brazil	1.00%	ICE	701,000		6/20/21	(79,797)	—	(2,028)		(81,825)	BB
Government of Russia	1.00%	ICE	395,000		6/20/21	(28,844)	113	—		(28,731)	BB+
Total Centrally Cleared Swap Contracts						$6,884	$3,157	$(79,831) $(69,790)
OTC Swap Contracts
Contracts to Buy Protection
Single Name
American Axle & Manufacturing Inc	5.00%	JPHQ	570,000		6/20/21	(29,064)	—	(23,053)		(52,117)
Catepillar Financial Services Corp	1.00%	JPHQ	882,000		6/20/21	3,777	—	(7,000)		(3,223)
Domtar Corp	1.00%	JPHQ	679,000		6/20/21	31,090	—	(18,090)		13,000
Eastman Chemical Co	1.00%	JPHQ	543,000		6/20/21	(519)	—	(5,855)		(6,374)
Expedia Inc	1.00%	JPHQ	597,000		6/20/21	7,596	—	(8,850)		(1,254)
Marubeni Corp	1.00%	GSCO	62,079,000	JPY	6/20/21	3,888	—	(8,190)		(4,302)
Pizzaexpress Financing 1 PLC	5.00%	JPHQ	651,000	EUR	6/20/21	(33,731)	25,740	—		(7,991)
Sprint Nextel	5.00%	JPHQ	217,000		6/20/19	25,424	—	(8,231)		17,193
Sprint Nextel	5.00%	JPHQ	217,000		6/20/21	49,190	—	(10,749)		38,441
Transocean Inc	5.00%	JPHQ	271,000		6/20/21	58,541	2,880	—		61,421
Whirlpool Corp	1.00%	JPHQ	746,000		6/20/21	(7,165)	20	—		(7,145)
Windstream Corp	5.00%	JPHQ	271,000		6/20/21	27,275	—	(4,580)		22,695
Total OTC Swap Contracts						$136,302	$28,640	$(94,598) $ 70,344
Total Credit Default Swap Contracts			71,465,400			$143,186	$31,797	$(174,429	) $	554
Net unrealized appreciation (depreciation)								$(142,632)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.
bBased on Standard and Poor’s (S&P) Rating for single name swaps.
cThe Fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps and fail-
ure to pay or bankruptcy of the underlying securities for traded index swaps.

See Notes 1(d) and 8 regarding derivative financial instruments and other derivative information, respectively.

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27

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
STATEMENT O F INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)
At May 31, 2016, the Fund had the following total return swap contracts outstanding. See Note 1(d).
Total Return Swap Contracts
		Counter-		Expiration	Unrealized	Unrealized
Underlying Instrument	Financing Rate	party	Notional Value	Date	Appreciation	Depreciation
OTC Swap Contracts
Short
iBoxx USD Liquid High Yield Index	LIBOR	JPHQ	$328,000	6/20/16	$—	$(1,449)
iBoxx USD Liquid High Yield Index	LIBOR	MSCS	18,000	6/20/16	—	(120)
Total Return Swap Contracts					$—	$(1,569)
Net unrealized appreciation (depreciation)						$(1,569)

See Abbreviations on page 45.

28 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Financial Statements

Statement of Assets and Liabilities
May 31, 2016

Franklin K2 Long Short Credit Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$55,973,006
Cost - Repurchase agreements	1,037,523
Total cost of investments	$57,010,529
Value - Unaffiliated issuers	$57,189,343
Value - Repurchase agreements	1,037,523
Total value of investments	58,226,866
Cash	4,035,978
Foreign currency, at value (cost $61,104)	59,806
Receivables:
Investment securities sold	7,122,056
Dividends and interest	688,455
Due from brokers	4,548,808
Offering costs	116,489
OTC swap contracts (upfront payments $210,820)	206,781
Unrealized appreciation on OTC forward exchange contracts	57,765
Unrealized appreciation on OTC swap contracts	28,640
Other assets	7
Total assets	75,091,651
Liabilities:
Payables:
Investment securities purchased	5,349,823
Management fees	76,156
Distribution fees	589
Transfer agent fees	485
Variation margin	3,365
OTC swap contracts (upfront receipts $71,302)	70,479
Options written, at value (premiums received $9,583)	10,643
Securities sold short, at value (proceeds $5,353,845)	5,422,676
Due to brokers	896
Unrealized depreciation on OTC forward exchange contracts	34,366
Unrealized depreciation on OTC swap contracts	96,167
Accrued expenses and other liabilities	104,237
Total liabilities	11,169,882
Net assets, at value	$63,921,769
Net assets consist of:
Paid-in capital	$62,617,210
Undistributed net investment income	498,976
Net unrealized appreciation (depreciation)	1,010,861
Accumulated net realized gain (loss)	(205,278)
Net assets, at value	$63,921,769

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The accompanying notes are an integral part of these financial statements. | Annual Report 29

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
May 31, 2016

Franklin K2 Long Short Credit Fund

Class A:
Net assets, at value	$28,197,685
Shares outstanding	2,777,822
Net asset value per share[a]	$10.15
Maximum offering price per share (net asset value per share ÷ 94.25%)	$10.77
Class C:
Net assets, at value	$270,043
Shares outstanding	26,807
Net asset value and maximum offering price per share[a]	$10.07
Class R:
Net assets, at value	$12,067
Shares outstanding	1,195
Net asset value and maximum offering price per share	$10.10
Class R6:
Net assets, at value	$12,384,402
Shares outstanding	1,219,926
Net asset value and maximum offering price per share	$10.15
Advisor Class:
Net assets, at value	$23,057,572
Shares outstanding	2,270,909
Net asset value and maximum offering price per share	$10.15

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

30 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
FINANCIAL STATEMENTS

Statement of Operations
for the period ended May 31, 2016a

Franklin K2 Long Short Credit Fund

Investment income:
Dividends	$61,199
Interest	1,673,212
Paydown gain (loss)	436,385
Total investment income	2,170,796
Expenses:
Management fees (Note 3a)	864,522
Distribution fees: (Note 3c)
Class A	1,160
Class C	899
Class R	40
Transfer agent fees: (Note 3e)
Class A	1,102
Class C	20
Class R	15
Class R6	52
Advisor Class	960
Custodian fees (Note 4)	42,309
Reports to shareholders	15,569
Registration and filing fees	9,952
Professional fees	72,222
Trustees’ fees and expenses	10,402
Amortization of offering costs	309,861
Interest on securities sold short	157,950
Security borrowing fees	9,695
Other	5,759
Total expenses	1,502,489
Expense reductions (Note 4)	(861)
Expenses waived/paid by affiliates (Note 3f)	(535,116)
Net expenses	966,512
Net investment income	1,204,284
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(314,645)
Written options	45,054
Foreign currency transactions	(94,505)
Futures contracts	(7,200)
Securities sold short	224,334
Swap contracts	(111,686)
Net realized gain (loss)	(258,648)
Net change in unrealized appreciation (depreciation) on:
Investments	1,147,506
Translation of other assets and liabilities denominated in foreign currencies	21,658
Written options	(1,060)
Futures contracts	(13,042)
Swap contracts	(144,201)
Net change in unrealized appreciation (depreciation)	1,010,861
Net realized and unrealized gain (loss)	752,213
Net increase (decrease) in net assets resulting from operations	$1,956,497

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.

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The accompanying notes are an integral part of these financial statements. | Annual Report 31

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
FINANCIAL STATEMENTS

Statement of Changes in Net Assets

Franklin K2 Long Short Credit Fund

Period Ended
May 31, 2016[a]
Increase (decrease) in net assets:
Operations:
Net investment income	$1,204,284
Net realized gain (loss)	(258,648)
Net change in unrealized appreciation (depreciation)	1,010,861
Net increase (decrease) in net assets resulting from operations	1,956,497
Distributions to shareholders from:
Net investment income:
Class A	(223,550)
Class C	(748)
Class R	(97)
Class R6	(99)
Advisor Class	(199,097)
Net realized gains:
Class A	(175,371)
Class C	(576)
Class R	(76)
Class R6	(76)
Advisor Class	(155,996)
Total distributions to shareholders	(755,686)
Capital share transactions: (Note 2)
Class A	27,777,884
Class C	262,842
Class R	10,000
Class R6	11,915,470
Advisor Class	22,754,762
Total capital share transactions	62,720,958
Net increase (decrease) in net assets	63,921,769
Net assets:
End of period	$63,921,769
Undistributed net investment income included in net assets:
End of period	$498,976

[a]For the period September 8, 2015 (commencement of operations) to May 31, 2016.

32 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Notes to Financial Statements

Franklin K2 Long Short Credit Fund

1. Organization and Significant Accounting Policies

Franklin Alternative Strategies Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of three separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin K2 Long Short Credit Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund commenced operations on September 8, 2015, with five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Effective September 28, 2015, the Fund began publicly offering its shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers).

34 Annual Report

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on May 31, 2016.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable coun-terparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate and equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to credit risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to equity price, interest rate and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 8 regarding investment transactions and other derivative information, respectively.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

36 Annual Report

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions (or expected to be taken in future tax years).

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income separately in the Statement of Operations. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary.

Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Offering Costs

Offering costs are amortized on a straight line basis over twelve months.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

2. Shares of Beneficial Interest

At May 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Period Ended
	May 31, 2016[a]
	Shares	Amount

Class A Shares:
Shares sold	2,783,146	$27,833,801
Shares issued in reinvestment of distributions	74	736
Shares redeemed	(5,398)	(56,653)
Net increase (decrease)	2,777,822	$27,777,884
Class C Shares:
Shares sold	526,223	$5,258,893
Shares issued in reinvestment of distributions	117	1,149
Shares redeemed	(499,533)	(4,997,200)
Net increase (decrease)	26,807	$262,842
Class R Shares:
Shares sold	500,001	$5,000,010
Shares redeemed	(498,806)	(4,990,010)
Net increase (decrease)	1,195	$10,000
Class R6 Shares:
Shares sold	1,993,087	$19,659,680
Shares redeemed	(773,161)	(7,744,210)
Net increase (decrease)	1,219,926	$11,915,470
Advisor Class Shares:
Shares sold	2,506,772	$25,097,674
Shares issued in reinvestment of distributions	2,934	29,016
Shares redeemed	(238,797)	(2,371,928)
Net increase (decrease)	2,270,909	$22,754,762

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
K2/D&S Management Co., L.L.C. (K2 Advisors)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to K2 Advisors of 2.05% per year of the average daily net assets of the Fund.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

Under each subadvisory agreement, the below entities provide subadvisory services to the Fund. The subadvisory fees are paid by
K2 Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Subadvisors
Apollo Credit Management LLC
Candlewood Investment Group, L.P.
Chatham Asset Management, LLC
Ellington Global Asset Management, L.L.C.
Emso Asset Management Limited

b. Administrative Fees

Under an agreement with K2 Advisors, FT Services provides administrative services to the Fund. The fee is paid by K2 Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$618
CDSC retained	$6

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended May 31, 2016, the Fund paid transfer agent fees of $2,149, of which $972 was retained by Investor Services.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

3. Transactions with Affiliates (continued)

f. Waiver and Expense Reimbursements

K2 Advisors has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and expenses related to securities sold short) for each class of the Fund do not exceed 1.95%, and Class R6 does not exceed 1.89% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until September 30, 2016. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

g. Other Affiliated Transactions
At May 31, 2016, the shares of the Fund were owned by the following entities:
		Percentage of
		Outstanding
	Shares	Shares
Franklin Resources, Inc	5,000,389	79.41%[a]
Franklin LifeSmart 2025 Retirement Target Fund	372,832	5.92%
Franklin LifeSmart 2035 Retirement Target Fund	295,504	4.69%
Franklin LifeSmart 2045 Retirement Target Fund	202,253	3.21%
Franklin LifeSmart 2030 Retirement Target Fund	102,505	1.63%
Franklin LifeSmart 2020 Retirement Target Fund	98,026	1.56%
Franklin LifeSmart 2040 Retirement Target Fund	74,832	1.19%
Franklin LifeSmart 2050 Retirement Target Fund	65,441	1.04%
Franklin LifeSmart 2055 Retirement Target Fund	7,340	0.12%
	6,219,122	98.77%
[a]Investment activities of this shareholder could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended May 31, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At May 31, 2016, the capital loss carryfor-wards were as follows:

Capital loss carryforwards:
Short term	$52,924
Long term	9,129
Total capital loss carryforwards	$62,053

The tax character of distributions paid during the period ended May 31, 2016, was as follows:

Distributions paid from ordinary income

$755,686

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

At May 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$57,166,796
Unrealized appreciation	$1,922,858
Unrealized depreciation	(862,788)
Net unrealized appreciation (depreciation)	$1,060,070
Distributable earnings - undistributed ordinary income	$499,669

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums, swaps, offering costs and wash sales.

6. Investment Transactions

Purchases and sales of investments and securities sold short (excluding short term securities) for the period ended May 31, 2016, aggregated $279,101,174 and $235,026,991, respectively.

Transactions in options written during the period ended May 31, 2016, were as follows:
	Options		Swaptions

	Number of		Notional
	Contracts	Premiums	Amount	Premiums
Options written	330	$79,476	$6,000,000	$38,400
Options expired	(136)	(40,055)	(6,000,000)	(38,400)
Options exercised	—	—	—	—
Options closed	(24)	(29,838)	—	—
Options outstanding at May 31, 2016	170	$9,583	$—	$—

See Notes 1(d) and 8 regarding derivative financial instruments and other derivative information, respectively.

7. Credit Risk

At May 31, 2016, the Fund had 22.1% of its portfolio invested in high yield and other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Other Derivative Information

At May 31, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Interest rate contracts	Investments in securities, at	$5,735	[a]	Variation margin	$4,448	[b]
value
Foreign exchange contracts	Unrealized appreciation on	57,765		Unrealized depreciation on	34,366
	OTC forward exchange			OTC forward exchange
	contracts			contracts

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

8. Other Derivative Information (continued)
	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Credit contracts	Variation margin	$3,157	[b]	Variation margin	$79,831	[b]
	OTC swap contracts	206,781		OTC swap contracts (upfront	70,479
	(upfront payments)			receipts)
	Unrealized appreciation on	28,640		Unrealized depreciation on	96,167
	OTC swap contracts			OTC swap contracts
Equity contracts	Investments in securities, at	48,511	[a]	Options written, at value	10,643
	value
				Variation margin	8,594	[b]
Totals		$350,589			$304,528

aPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.
bThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swaps contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended May 31, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

				Net Change in
				Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statement of	Gain (Loss)	Statement of	(Depreciation)
Hedging Instruments	Operations Locations	for the Period	Operations Locations	for the Period
	Net realized gain (loss)		Net change in unrealized
	from:		appreciation (depreciation) on:
Interest rate contracts	Futures contracts	$2,353	Investments	$(4,096)[a]
			Futures contracts	(4,448)
Foreign exchange contracts	Foreign currency	(136,975)	Translation of other assets and	23,399 [b]
	transactions		liabilities denominated in
			foreign currencies
Credit contracts	Written options	38,400	Swap contracts	(144,201)
	Swap contracts	(111,686)
Equity contracts	Investments	(101,671)[a]	Investments	(16,465)[a]
	Written options	6,654	Written options	(1,060)
	Futures contracts	(9,553)	Futures contracts	(8,594)
Totals		$(312,478)		$(155,465)

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
bForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended May 31, 2016, the average month end fair value of derivatives represented 0.34% of average month end net assets. The average month end number of open derivative contracts for the period was 29.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

At May 31, 2016, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts
	of Assets and Liabilities
	Presented in the
	Statement of
	Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$57,765	$34,366
Options Purchased	5,735	—
Swap Contracts	235,421	166,646
Total	$298,921	$201,012

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At May 31, 2016, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities

	Gross and Net
	Amounts of Assets		Financial
	Presented in the	Financial	Instruments	Cash
	Statement of	Instruments	Collateral	Collateral	Net Amount (Not
	Assets and Liabilities	Available for Offset	Received	Received	less than zero)
Counterparty
JPHQ	$246,382	$(158,336)	$—	$—	$88,046
GSCO	3,888	(3,888)	—	—	—
MLCO	597	—	—	—	597
MSCO	48,054	(34,366)	—	—	13,688
MSCS	—	—	—	—	—
Total	$298,921	$(196,590)	$—	$—	$102,331

At May 31, 2016, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities

	Gross and Net
	Amounts of Liabilities		Financial
	Presented in the	Financial	Instruments	Cash
	Statement of	Instruments	Collateral	Collateral	Net Amount (Not
	Assets and Liabilities	Available for Offset	Pledged[a,b]	Pledged[a]	less than zero)
Counterparty
JPHQ	$158,336	$(158,336)	$—	$—	$—
GSCO	8,190	(3,888)	—	—	4,302
MLCO	—	—	—	—	—
MSCO	34,366	(34,366)	—	—	—
MSCS	120	—	—	—	120
Total	$201,012	$(196,590)	$—	$—	$4,422

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of over collateraliza-
tion. Actual collateral received and/or pledged may be more than the amounts disclosed herein.
bSee the accompanying Statement of Investments for securities pledged as collateral for derivatives.

See Notes 1(d) and 6 regarding derivative financial instruments and investment transactions, respectively.

See Abbreviations on page 45.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. The Fund began participating in the Global Credit Facility on February 12, 2016.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended May 31, 2016, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of May 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Common Stocks	$111,450	$—	$—	$111,450
Preferred Stocks	302,584	—	—	302,584
Convertible Bonds	—	2,144,861	—	2,144,861
Corporate Bonds and Notes	—	24,006,065	—	24,006,065
Foreign Government and Agency Securities	—	3,514,782	—	3,514,782
Asset-Backed Securities and Commercial Mortgage-Backed
Securities	—	20,034,545	—	20,034,545
Options Purchased	48,511	5,735	—	54,246
U.S. Government and Agency Securities	—	1,835,245	—	1,835,245
Short Term Investments	5,185,565	1,037,523	—	6,223,088
Total Investments in Securities	$5,648,110	$52,578,756	$—	$58,226,866

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

10. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Forward Exchange Contracts	$—	$57,765	$—	$57,765
Swap Contracts	—	31,797	—	31,797
Total Other Financial Instruments	$—	$89,562	$—	$89,562

Liabilities:
Other Financial Instruments
Options Written	$10,643	$—	$—	$10,643
Securities Sold Short[a]	—	5,422,676	—	5,422,676
Futures Contracts	13,042	—	—	13,042
Forward Exchange Contracts	—	34,366	—	34,366
Swap Contracts	—	175,998	—	175,998
Total Other Financial Instruments	$23,685	$5,633,040	$—	$5,656,725

aFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty/Exchange		Currency		Selected Portfolio
GSCO	The Goldman Sachs Group, Inc.	EUR	Euro	ARM	Adjustable Rate Mortgage
ICE	Intercontinental Exchange, Inc.	GBP	British Pound	CLO	Collateralized Loan Obligation
JPHQ	JP Morgan Chase & Co.	JPY	Japanese Yen	FHLMC	Federal Home Loan Mortgage Corp.
MLCO	Merrill Lynch & Co., Inc.	USD	United States Dollar	FRN	Floating Rate Note
MSCO	Morgan Stanley			LIBOR	London InterBank Offered Rate
MSCS	Morgan Stanley Capital Services			PIK	Payment In-Kind
				REIT	Real Estate Investment Trust

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Alternative Strategies Funds and Shareholders of Franklin K2 Long Short Credit Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin K2 Long Short Credit Fund (the “Fund”) (one of the funds constituting the Franklin Alternative Strategies Funds), as of May 31, 2016, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from September 8, 2015 (commencement of operations) through May 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin K2 Long Short Credit Fund (one of the funds constituting the Franklin Alternative Strategies Funds) at May 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for the period from September 8, 2015 (commencement of operations) through May 31, 2016, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 26, 2016

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Tax Information (unaudited)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $423,472 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fis-
cal year ended May 31, 2016.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton
Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 2011	15	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School
of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 2011	39	Navient Corporation (loan
c/o Franklin Mutual Advisers, LLC				management, servicing and asset
101 John F. Kennedy Parkway				recovery) (2014-present), Ares Capital
Short Hills, NJ 07078-2789				Corporation (specialty finance
				company) (2010-present), United
				Natural Foods, Inc. (distributor of
				natural, organic and specialty foods)
				(2013-present), Allied Capital
				Corporation (financial services) (2003-
				2010) and SLM Corporation (Sallie
				Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929)	Trustee	Trustee since	15	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC	and Vice	2011 and Vice		Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway	Chairman of	Chairman since		Fiduciary International Ireland Limited
Short Hills, NJ 07078-2789	the Board	2015		(1999-2015).
Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual
Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute;
and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954)	Trustee	Since 2011	15	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly,
Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

David W. Niemiec (1949)	Trustee	Since 2015	39	Emeritus Corporation (assisted living)
c/o Franklin Mutual Advisers, LLC				(1999-2010) and OSI Pharmaceuticals,
101 John F. Kennedy Parkway				Inc. (pharmaceutical products)
Short Hills, NJ 07078-2789				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930)	Trustee	Since 2011	15	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947)	Trustee	Since 2011	15	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship;
and formerly, President, Economic Club of New York (2001-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing
Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and
Editor, CBS Network News.

Robert E. Wade (1946)	Trustee and	Trustee and	39	El Oro Ltd (investments)
c/o Franklin Mutual Advisers, LLC	Chairman of	Chairman of the		(2003-present).
101 John F. Kennedy Parkway	the Board	Board since
Short Hills, NJ 07078-2789		2011
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Gregory H. Williams (1943)	Trustee	Since 2015	15	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-
2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law,
University of Iowa (1977-1993).

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2011	160	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Jennifer M. Johnson (1964)	Trustee	Since 2015	12	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Co-President, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of four of the investment companies in Franklin Templeton Investments; and formerly, Chief Operating Officer and
Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources,
Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964)	Vice	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2011	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice	Since 2011	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955)	Secretary	Secretary and	Not Applicable	Not Applicable
One Franklin Parkway	and Vice	Vice President
San Mateo, CA 94403-1906	President	since 2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Robert G. Kubilis (1973)	Treasurer,	Since 2015	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief
Fort Lauderdale, FL 33301-1923	Financial
Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin
Templeton Investments.

Robert Lim (1948)	Vice	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway	President –
San Mateo, CA 94403-1906	AML
Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments

Kimberly H. Novotny (1972)	Vice	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice	Since 2011	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid Tofigh (1972)	Vice	Since	Not Applicable	Not Applicable
One Franklin Parkway	President	November 2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Craig S. Tyle (1960)	Vice	Since 2011	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

William Y. Yun (1959)	President	Since 2011	Not Applicable	Not Applicable
600 Fifth Avenue	and Chief
New York, NY 10020	Executive
Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; Chief Executive Officer, Franklin Alternative
Strategies Advisers, LLC; Director, Fiduciary Investments Corporation and K2 Advisors Holdings, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of one of the investment companies in Franklin Templeton
Investments; and formerly, Executive Vice President – Alternative Strategies, Franklin Resources, Inc. (2005-2015).

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc., which is the parent company of the Fund’s investment manager and distributor. Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as officer and director of Resources.
Note 1: Gregory E. Johnson and Jennifer M. Johnson are siblings.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and
“independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange
Commission, relating to audit committee financial experts.

The Statement of Information (SAI) include additional information about board members and is available, without charge, upon request. Shareholders may call
(800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
FRANKLIN K2 LONG SHORT CREDIT FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin K2 Long Short Credit Fund

Investment Manager
K2/D&S Management Co., L.L.C.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	948 A 07/16

Annual Report
and Shareholder Letter
May 31, 2016

Franklin Pelagos Commodities Strategy Fund

A SERIES OF FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents

Annual Report
Franklin Pelagos Commodities Strategy Fund	3
Performance Summary	7
Your Fund’s Expenses	12
Consolidated Financial Highlights and Consolidated
Statement of Investments	14
Consolidated Financial Statements	21
Notes to Consolidated Financial Statements	25
Report of Independent Registered
Public Accounting Firm	36
Board Members and Officers	37
Shareholder Information	42

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Franklin Pelagos Commodities Strategy Fund

This annual report for Franklin Pelagos Commodities Strategy Fund covers the fiscal year ended May 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks long-term total return. It invests mainly in commodity-linked derivative instruments and securities of the U.S. government, its agencies and instrumentalities and other fixed income securities.

Performance Overview

The Fund’s Class A shares had a -9.13% cumulative total return for the 12 months under review. In comparison, the benchmark Bloomberg Commodity Index, which measures performance of exchange-traded futures contracts on physical commodities, had a -15.32% total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific priceonafuturedate.

Economic and Market Overview

The U.S. economy moderated during the 12 months under review. After strengthening in 2015’s second quarter, the economy moderated in the third and fourth quarters. Growth slowed further in 2016’s first quarter as non-residential investments, private inventory investments and federal government spending declined. The manufacturing sector expanded in May for the third consecutive month, while the services sector expanded throughout the 12-month period. Growth in services contributed to new jobs and helped the unemployment rate decrease from 5.5% in May 2015 to 4.7% at period-end.2 Home sales and prices rose amid relatively low mortgage rates. Monthly retail sales grew during most of the review period and rose to the highest level in April in more than a year, due to a broad-based increase across most retail categories, particularly in motor vehicle sales and non-store retail. Inflation, as measured by the Consumer Price Index, remained subdued due to low energy prices but recorded its strongest monthly reading in three years in April, mainly led by a rebound in energy prices and a higher cost of rent.

After maintaining a near-zero interest rate for seven years to support the U.S. economy’s recovery, the U.S. Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% at its December meeting maintaining the rate through period-end. At its April meeting, the Fed indicated that its monetary policy remained accommodative, thus supporting further labor market improvement and progress toward its 2.0% inflation objective.

U.S. stock markets experienced sell-offs during the period under review, resulting from investor concerns about the timing of the Fed’s interest rate increases, global economic growth, China’s slowing economy and tumbling stock market and the geopolitical tensions in certain regions. Investors generally remained confident as the European Central Bank expanded its quantitative easing measures and cut its benchmark interest rate to zero, the People’s Bank of China introduced further easing measures and the Bank of Japan adopted a negative interest rate policy. The rally in crude oil prices toward period-end also boosted investor sentiment. Despite periods of volatility, the broad U.S. stock market ended the 12-month period with

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Source: Bureau of Labor Statistics.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of
Investments (SOI). The Consolidated SOI begins on page 19.

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

marginal gains, as measured by the Standard & Poor’s® 500 Index. Commodity prices, as measured by the Bloomberg Commodity Index, were sharply lower for the 12-month period despite a gain toward period-end. Oil prices fell sharply for most of the review period, largely due to strong global supply and ended lower overall, despite a recovery during period-end. In addition, gold and metal prices also fell in the beginning of the review period but recovered in the second half. Among agricultural commodities, sugar, cotton and soybeans rose in value, while wheat declined.

Investment Strategy

We utilize an actively managed fundamental and quantitative investment process to provide exposure to the commodities markets by investing in commodity-linked derivative instruments including commodity-linked total return swaps, commodity futures, commodity index futures and options on commodity futures and commodity index futures, which may provide exposure to foreign and emerging markets. By investing in these derivative instruments, we seek to gain exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. Real assets include such things as industrial and precious metals, gas, oil, livestock, agricultural or meat products and other items.

What is a swap agreement?

A swap agreement, such as a commodity-linked total return
swap, is a contract between the Fund and a counterparty to
exchange on a future date the returns, or differentials in return, that would have been earned or realized if a notional amount were invested in specific instruments.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price.
The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the
underlying instrument should the option holder exercise that right.

Manager’s Discussion

During its fiscal year, the Fund obtained its commodities exposure through swaps on commodities indexes and through

Portfolio Breakdown*
5/31/16
% of Consolidated
Net Assets
U.S. Treasury Bill	64.6%
U.S. Treasury Note	16.8%
FFCB	13.2%
FHLB	3.3%
Institutional Fiduciary Trust Money Market Portfolio	0.6%
Other Assets, less Liabilities**	1.5%

See Abbreviations on page 35.
*Portfolio breakdown figures are stated as a percentage of total and may not equal
100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.
**Includes unrealized appreciation/depreciation on open futures and swap contracts, as well as other assets and liabilities. See supplementary commodity exposure tables on page 5 for additional information related to the Fund’s economic exposure to commodities.

commodities futures and options on commodities futures. These exposures were supported with U.S. Treasury bills and other fixed income securities.

During the period, commodity sector returns were mixed. For the first two thirds of the period, commodities had negative performance as global oversupply ran rampant across commodity sectors. However, commodities markets rebounded in the final third of the period as the outlook for production declines in oil and some industrial metals gained momentum and weather anomalies in key agricultural regions supported agriculture price levels. Overall contributors to Fund returns over the period came from precious metals, agriculture and livestock. The energy and industrial metals sectors, however, detracted. Within the commodity sectors, there were divergences in return that allowed the Fund’s active management to perform better than its benchmark. We believe active management helped the Fund perform better on a relative basis in all commodity sectors except agriculture.

During the period, a decline in U.S. production, oil outages in Nigeria and a disruption in a key Middle East pipeline supported crude oil prices as they rebounded from February lows. Back and forth discussions about a freeze in production levels dominated headlines. However, underneath the headlines, global refinery outputs and Chinese imports of crude oil remained strong. Within petroleum, gasoline had the strongest relative returns during the period as supply of gasoline blending components were tight and demand was robust. However, in the latter third of the period, refineries in the U.S. shifted to produce more gasoline and lowered their

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

production of middle distillates (such as kerosene, jet fuel and diesel). Although natural gas production declined, mild winter weather led to below average demand for heating and an ensuing lackluster pace of inventory withdrawals. U.S. natural gas inventory levels reached a seasonal high at the end of March. The Fund sought to capitalize on a petroleum price recovery during the first five months of 2016, while managing the impact of natural gas price weakness.

Precious metals experienced renewed investor interest at the start of 2016, as evidenced by the pickup of exchange-traded product inflows after three years of outflows. In our opinion, investor uncertainty about central banks and currencies fueled a precious metals rally that pushed the ratio of gold to silver to levels not seen since 2008. Industrial metals felt the brunt of lowered Chinese economic growth prospects and a consumption growth decline across major industrial metals in non-Chinese markets. Suppliers responded in the form of commitments within China to manage metal production overcapacity. Elsewhere, major production companies announced curtailments as London Metal Exchange inventories fell and price levels stabilized later in the period. During the period, gold, silver and nickel contributed to Fund returns, while copper, aluminum and zinc detracted.

Although global grain stockpiles were ample during the period, global weather patterns supported corn and soybean price levels due to a strong El Niño pattern that challenged South American grain production. Asia also felt the influence of El Niño as investor expectations for a record Brazilian sugar crop were offset by dryer weather in Thailand and India, boosting price levels. Over the period, the agriculture sector’s contribution to Fund returns came from our positions in soybeans, soymeal, soybean oil and sugar. Livestock contributed to Fund returns as the positive effect of our positioning in lean hogs more than offset the negative effect of our positioning in live cattle.

Fund Exposure to Commodities

The following table summarizes the Fund’s economic exposure to commodities derived through its investment in commodity-linked total return swap contracts. At May 31, 2016, the Fund’s exposure based on notional value represented 79.7% of consolidated net assets.

Commodity-Linked Total Return Swap Exposure*

% of Consolidated Net Assets
Gold	10.8%
Brent Crude Oil	9.3%
Copper	8.5%
Soybeans	8.3%
Sugar	5.0%
Live Cattle	4.9%
Heating Oil	4.5%
Unleaded Gasoline	4.4%
Aluminum	4.1%
Kansas Wheat	3.9%
Soybean Meal	3.7%
Corn	3.6%
Zinc	2.7%
Soybean Oil	2.6%
Coffee	2.0%
Natural Gas	1.4%

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.
The Fund’s exposure was calculated using the commodity sector weightings of the
FP Custom Master Index multiplied by the Fund’s percentage notional exposure.

The following table summarizes the Fund’s economic exposure
to commodities derived through its investment in futures
contracts. At May 31, 2016, the Fund’s exposure based on
notional value represented 19.2% of consolidated net assets.

Commodity Futures Exposure*
% of Consolidated Net Assets
Long
WTI Crude Oil	8.6%
Natural Gas	5.4%
Gold	3.9%
Soybeans	1.3%

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

As fellow shareholders, we were disappointed with the Fund’s absolute performance in the recent challenging environment for commodities. However, we remain committed to our active investment process and long-term perspective, keeping in mind that volatility is not uncommon for commodities markets. Thank you for your continued participation in Franklin Pelagos Commodities Strategy Fund. We look forward to continuing to serve your financial needs.

Stephen P. Burke

John C. Pickart, CFA

Wayne D. Ryan, CAIA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of May 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	5/31/16	5/31/15		Change
A (FLSQX)	$6.47	$7.12	-$	0.65
C (FLSVX)	$6.36	$7.05	-$	0.69
R (FLSWX)	$6.44	$7.10	-$	0.66
R6 (FPELX)	$6.53	$7.16	-$	0.63
Advisor (FSLPX)	$6.60	$7.25	-$	0.65

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND
PERFORMANCE SUMMARY

Performance as of 5/31/161

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/R6/Advisor Class: no sales charges.

			Value of	Average Annual	Total Annual Operating Expenses[6]
	Cumulative	Average Annual	$10,000	Total Return
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(6/30/16)[5]	(with waiver)	(without waiver)
A					1.20%	2.19%
1-Year	-9.13%	-14.30%	$8,570	-11.90%
Since Inception (1/10/14)	-27.14%	-14.57%	$6,868	-12.68%
C					1.95%	2.94%
1-Year	-9.79%	-10.56%	$8,944	-8.08%
Since Inception (1/10/14)	-28.38%	-13.05%	$7,162	-11.22%
R					1.45%	2.44%
1-Year	-9.30%	-9.30%	$9,070	-6.68%
Since Inception (1/10/14)	-27.48%	-12.60%	$7,252	-10.73%
R6					0.73%	1.72%
1-Year	-8.80%	-8.80%	$9,120	-6.07%
Since Inception (1/10/14)	-26.46%	-12.09%	$7,354	-10.19%
Advisor					0.95%	1.94%
1-Year	-8.97%	-8.97%	$9,103	-6.27%
3-Year	-30.01%	-11.21%	$6,999	-8.39%
Since Inception (12/7/11)	-34.00%	-8.85%	$6,600	-7.87%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (1/10/14–5/31/16)

$12,000
$10,000
$8,000
$6,000
$4,000
1/14
5/14
5/15
5/16
$6,868
$6,794
Franklin Pelagos Commodities Strategy Fund
Bloomberg Commodity Index[7]

Average Annual Total Return

Class A	5/31/16
1-Year	-14.30%
Since Inception (1/10/14)	-14.57%

Class C (1/10/14–5/31/16)

$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
1/14
5/14
5/15
5/16
$7,162
$6,794
Franklin Pelagos Commodities Strategy Fund
Bloomberg Commodity Index[7]

Average Annual Total Return

Class C	5/31/16
1-Year	-10.56%
Since Inception (1/10/14)	-13.05%

See page 11 for Performance Summary footnotes.

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

Class R (1/10/14–5/31/16)

Average Annual Total Return

Franklin Pelagos Commodities Strategy Fund

Bloomberg Commodity Index7

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Investing in physical commodities, either directly or through derivative instruments such as commodity-linked total return swaps, commodity futures, commodity index futures and options on commodity futures and commodities index futures, presents unique risks, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors, including: changes in supply and demand relationships; weather; agriculture; trade; domestic and foreign political and economic events and policies; diseases; pestilence; technological developments; currency exchange rate fluctuations; and monetary and other governmental policies, action and inaction. Derivative instruments involve costs and can create leverage in the Fund’s portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses, which could be significant. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Foreign investing carries additional risks such as currency and market volatility and political, social and economic instability, risks which are heightened in less developed or emerging market countries. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 9/30/16, a fee waiver related to the management fee paid by a subsidiary, and a fee waiver associated with any investment in a Franklin Templeton money fund and/or other Franklin Templeton fund, as applicable, contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the expense reduction and fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Consolidated Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The Bloomberg Commodity Index comprises exchange-traded futures on physical commodities, which are weighted to account for economic significance and market liquidity.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

12 Annual Report

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 12/1/15	Value 5/31/16	Period* 12/1/15–5/31/16
A
Actual	$1,000	$1,100.30	$6.35
Hypothetical (5% return before expenses)	$1,000	$1,018.95	$6.11
C
Actual	$1,000	$1,096.60	$10.22
Hypothetical (5% return before expenses)	$1,000	$1,015.25	$9.82
R
Actual	$1,000	$1,099.00	$7.50
Hypothetical (5% return before expenses)	$1,000	$1,017.85	$7.21
R6
Actual	$1,000	$1,101.20	$3.83
Hypothetical (5% return before expenses)	$1,000	$1,021.35	$3.69
Advisor
Actual	$1,000	$1,100.00	$4.99
Hypothetical (5% return before expenses)	$1,000	$1,020.25	$4.80

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.21%;
C: 1.95%; R: 1.43%; R6: 0.73%; and Advisor: 0.95%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Financial Highlights
Franklin Pelagos Commodities Strategy Fund
	Year Ended May 31,
	2016	2015	2014 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.12	$9.44	$8.88
Income from investment operations[b]:
Net investment income (loss)[c]	(0.08)	(0.09)	(0.08)
Net realized and unrealized gains (losses)	(0.57)	(2.23)	0.64
Total from investment operations.	(0.65)	(2.32)	0.56
Net asset value, end of year	$6.47	$7.12	$9.44

Total return[d]	(9.13)%	(24.58)%	6.31%

Ratios to average net assets[e]
Expenses before waiver, payments by affiliates and expense reduction	2.14%	2.05%	3.38%
Expenses net of waiver, payments by affiliates and expense reduction[f]	1.21%	1.25%	1.25%
Net investment income (loss)	(0.79)%	(0.94)%	(0.94)%

Supplemental data
Net assets, end of year (000’s)	$3,814	$2,080	$601
Portfolio turnover rate	28.03%	62.10%	34.28%

aFor the period January 10, 2014 (commencement of operations) to May 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Pelagos Commodities Strategy Fund (continued)
	Year Ended May 31,
	2016	2015	2014 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.05	$9.41	$8.88
Income from investment operations[b]:
Net investment income (loss)[c]	(0.16)	(0.15)	(0.09)
Net realized and unrealized gains (losses)	(0.53)	(2.21)	0.62
Total from investment operations.	(0.69)	(2.36)	0.53
Net asset value, end of year	$6.36	$7.05	$9.41

Total return[d]	(9.79)%	(25.08)%	5.97%

Ratios to average net assets[e]
Expenses before waiver, payments by affiliates and expense reduction	2.88%	2.75%	4.08%
Expenses net of waiver, payments by affiliates and expense reduction[f]	1.95%	1.95%	1.95%
Net investment income (loss)	(1.53)%	(1.64)%	(1.64)%

Supplemental data
Net assets, end of year (000’s)	$862	$377	$60
Portfolio turnover rate	28.03%	62.10%	34.28%

aFor the period January 10, 2014 (commencement of operations) to May 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Pelagos Commodities Strategy Fund (continued)
	Year Ended May 31,
	2016	2015	2014 [a]
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.10	$9.44	$8.88
Income from investment operations[b]:
Net investment income (loss)[c]	(0.06)	(0.10)	(0.06)
Net realized and unrealized gains (losses)	(0.60)	(2.24)	0.62
Total from investment operations.	(0.66)	(2.34)	0.56
Net asset value, end of year	$6.44	$7.10	$9.44

Total return[d]	(9.30)%	(24.79)%	6.31%

Ratios to average net assets[e]
Expenses before waiver, payments by affiliates and expense reduction	2.34%	2.27%	3.58%
Expenses net of waiver, payments by affiliates and expense reduction[f]	1.41%	1.47%	1.45%
Net investment income (loss)	(0.99)%	(1.16)%	(1.14)%

Supplemental data
Net assets, end of year (000’s)	$9	$4	$5
Portfolio turnover rate	28.03%	62.10%	34.28%

aFor the period January 10, 2014 (commencement of operations) to May 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Pelagos Commodities Strategy Fund (continued)
	Year Ended May 31,
	2016	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.16	$9.46	$8.88
Income from investment operations[b]:
Net investment income (loss)[c]	(0.02)	(0.04)	(0.03)
Net realized and unrealized gains (losses)	(0.61)	(2.26)	0.61
Total from investment operations.	(0.63)	(2.30)	0.58
Net asset value, end of year	$6.53	$7.16	$9.46

Total return[d]	(8.80)%	(24.31)%	6.53%

Ratios to average net assets[e]
Expenses before waiver, payments by affiliates and expense reduction	1.10%	1.53%	1.58%
Expenses net of waiver, payments by affiliates and expense reduction[f]	0.76%	0.86%	0.86%
Net investment income (loss)	(0.34)%	(0.55)%	(0.55)%

Supplemental data
Net assets, end of year (000’s)	$131,500	$53,068	$67,732
Portfolio turnover rate	28.03%	62.10%	34.28%

aFor the period January 10, 2014 (commencement of operations) to May 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 17

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Pelagos Commodities Strategy Fund (continued)
		Year Ended May 31,
	2016	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.25	$9.58	$9.43	$9.15	$10.00
Income from investment operations[b]:
Net investment income (loss)[c]	(0.09)	(0.07)	(0.05)	(0.08)	(0.05)
Net realized and unrealized gains (losses)	(0.56)	(2.26)	0.20	0.36	(0.80)
Total from investment operations	(0.65)	(2.33)	0.15	0.28	(0.85)
Less distributions from net investment income	—	—	—	(—)[d]	—
Net asset value, end of year.	$6.60	$7.25	$9.58	$9.43	$9.15

Total return[e]	(8.97)%	(24.32)%	1.59%	3.06%	(8.50)%

Ratios to average net assets[f]
Expenses before waiver, payments by affiliates and expense
reduction	1.88%	1.75%	1.88%	1.14%	5.08%
Expenses net of waiver, payments by affiliates and expense
reduction	0.95%[g]	0.95%[g]	1.04%[g]	1.10%	1.10%
Net investment income (loss)	(0.53)%	(0.64)%	(0.70)%	(0.76)%	(1.07)%

Supplemental data
Net assets, end of year (000’s)	$675	$248	$126	$107,853	$14,374
Portfolio turnover rate	28.03%	62.10%	34.28%	21.47%	—%[h]

aFor the period December 7, 2011 (commencement of operations) to May 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hFor the period there were no purchases or sales of investments (other than short term securities).

18 Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Statement of Investments, May 31, 2016
Franklin Pelagos Commodities Strategy Fund
	Principal
	Amount	Value
U.S. Government and Agency Securities 30.0%
FFCB, 0.89%, 10/23/17	$18,000,000	$17,980,560
U.S. Treasury Note, 0.75%, 10/31/17	23,000,000	22,980,242
Total U.S. Government and Agency Securities (Cost $41,033,311)		40,960,802

Short Term Investments 68.5%
U.S. Government and Agency Securities 67.9%
[a] FHLB, 6/01/16	4,564,000	4,564,000
[b] U.S. Treasury Bill,
[a] 6/23/16	11,650,000	11,648,730
7/21/16	25,000,000	24,991,500
[a,c] 10/13/16	36,900,000	36,839,604
5/25/17	15,000,000	14,900,850
Total U.S. Government and Agency Securities (Cost $92,972,487)		92,944,684
Total Investments before Money Market Funds
(Cost $134,005,798)		133,905,486

	Shares
Money Market Funds (Cost $836,916) 0.6%
[d,e] Institutional Fiduciary Trust Money Market Portfolio	836,916	836,916
Total Investments (Cost $134,842,714) 98.5%		134,742,402
[f] Other Assets, less Liabilities 1.5%		2,116,703
Net Assets 100.0%		$136,859,105

aA portion or all of the security is owned by FPC Holdings Corp., a wholly-owned subsidiary of the Fund. See Note 1(d).
bThe security is traded on a discount basis with no stated coupon rate.
cA portion or all of the security has been segregated as collateral for open futures contracts. At May 31, 2016, the value of this security and/or cash pledged amounted to
$2,416,310, representing 1.77% of net assets.
dNon-income producing.
eSee Note 3(f) regarding investments in affiliated management investment companies.
fIncludes unrealized appreciation/depreciation on open commodity futures and swap contracts, as well as other assets and liabilities.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

At May 31, 2016, the Fund had the following futures contracts outstanding. See Note 1(b).

Futures Contracts[a]
			Number of	Notional	Expiration	Unrealized	Unrealized
Description		Type	Contracts	Value	Date	Appreciation	Depreciation
Commodity Contracts
Gold		Long	44	$5,357,000	8/29/16	$—	$(75)
Natural Gas		Long	303	7,387,140	8/29/16	303,760	—
Soybeans.		Long	34	1,794,775	11/14/16	—	(734)
WTI Crude Oil		Long	236	11,783,480	8/22/16	—	(53,383)
Total Futures Contracts				$26,322,395		$303,760	$(54,192)
Net unrealized appreciation (depreciation)						$249,568

At May 31, 2016, the Fund had the following commodity-linked total return swap contracts outstanding. See Note 1(b).

Commodity-Linked Total Return Swap Contracts[a]
	Pays			Notional	Expiration	Unrealized	Unrealized
Underlying Instruments	Fixed Rate	Counterparty		Value	Date	Appreciation	Depreciation
OTC Swap Contracts
Long
FP Custom Master Index[b]	0.22%	MSCS		$109,053,102	7/06/16	$—	$(346,898)
Net unrealized appreciation (depreciation)							$(346,898)

aA portion or all of the contract is owned by FPC Holdings Corp., a wholly-owned subsidiary of the Fund. See Note 1(d).
bRepresents a custom index comprised of a basket of underlying instruments. Additional information regarding the custom basket’s underlying instruments and their respective values and fees are as follows:

		Unrealized	Unrealized
Underlying Instruments	Notional Value[c]	Appreciation	Depreciation
Bloomberg Commodity Aluminum Subindex 3 Month Forward	$5,670,761	$—	$(1,043)
Bloomberg Commodity Brent Crude Oil Subindex.	12,759,213	—	(13,023)
Bloomberg Commodity Coffee Subindex	2,726,327	5,575	—
Bloomberg Commodity Copper Subindex	11,668,682	—	(102,718)
Bloomberg Commodity Corn Subindex 3 Month Forward	4,907,390	—	(59,652)
Bloomberg Commodity Gold Subindex	14,831,222	9,432	—
Bloomberg Commodity Heating Oil Subindex	6,106,974	—	(18,102)
Bloomberg Commodity Kansas Wheat Subindex 3 Month Forward	5,343,602	—	(121,105)
Bloomberg Commodity Live Cattle Subindex	6,761,292	94,498	—
Bloomberg Commodity Natural Gas Subindex 3 Month Forward	1,962,956	38,305	—
Bloomberg Commodity Soybean Meal Subindex	5,016,443	—	(75,120)
Bloomberg Commodity Soybean Oil Subindex	3,489,699	37,728	—
Bloomberg Commodity Soybeans Subindex	11,341,523	—	(84,052)
Bloomberg Commodity Sugar Subindex	6,870,345	—	(11,966)
Bloomberg Commodity Unleaded Gasoline Subindex	5,997,921	—	(89,787)
Bloomberg Commodity Zinc Subindex.	3,598,752	44,132	—
Total custom index	$109,053,102	$229,670	$(576,568)
Net unrealized appreciation (depreciation)			$(346,898)

cNotional value represents the fair value of each underlying instrument (including the financing rate fee which is calculated based on the custom swap contract’s original notional value of $109,400,000, allocated to each underlying instrument on a pro-rata basis).

See Abbreviations on page 35.

20 Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities
May 31, 2016

Franklin Pelagos Commodities Strategy Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$134,005,798
Cost - Non-controlled affiliates (Note 3f)	836,916
Total cost of investments	$134,842,714
Value - Unaffiliated issuers	$133,905,486
Value - Non-controlled affiliates (Note 3f)	836,916
Total value of investments	134,742,402
Cash	1,760,239
Restricted Cash (Note 1c)	460,000
Receivables:
Capital shares sold	4,422
Interest.	30,996
Affiliates	6,638
Due from brokers.	568,014
Variation margin	237,332
Other assets	47
Total assets	137,810,090
Liabilities:
Payables:
Capital shares redeemed	8,962
Management fees	75,713
Distribution fees	1,345
Professional fees	49,481
Due to brokers	460,000
Unrealized depreciation on OTC swap contracts	346,898
Accrued expenses and other liabilities	8,586
Total liabilities	950,985
Net assets, at value	$136,859,105
Net assets consist of:
Paid-in capital	$137,386,430
Accumulated net investment loss	(153,903)
Net unrealized appreciation (depreciation)	(197,642)
Accumulated net realized gain (loss)	(175,780)
Net assets, at value	$136,859,105

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 21

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued) May 31, 2016

Franklin Pelagos Commodities Strategy Fund

Class A:
Net assets, at value	$3,813,665
Shares outstanding	589,136
Net asset value per share[a]	$6.47
Maximum offering price per share (net asset value per share ÷ 94.25%)	$6.86
Class C:
Net assets, at value	$862,499
Shares outstanding	135,697
Net asset value and maximum offering price per share[a]	$6.36
Class R:
Net assets, at value	$8,724
Shares outstanding	1,355
Net asset value and maximum offering price per share	$6.44
Class R6:
Net assets, at value	$131,499,710
Shares outstanding	20,124,142
Net asset value and maximum offering price per share	$6.53
Advisor Class:
Net assets, at value	$674,507
Shares outstanding	102,144
Net asset value and maximum offering price per share	$6.60

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

22 Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations
for the year ended May 31, 2016

Franklin Pelagos Commodities Strategy Fund

Investment income:
Interest	$417,399
Expenses:
Management fees (Note 3a)	843,284
Distribution fees: (Note 3c)
Class A	6,016
Class C	4,849
Class R	22
Transfer agent fees: (Note 3e)
Class A	18,315
Class C	3,804
Class R	38
Class R6	102
Advisor Class.	3,126
Custodian fees (Note 4)	1,019
Reports to shareholders	11,004
Registration and filing fees	80,907
Professional fees	101,878
Trustees’ fees and expenses	48,391
Other	4,311
Total expenses.	1,127,066
Expense reductions (Note 4)	(134)
Expenses waived/paid by affiliates (Note 3f and 3g)	(362,409)
Net expenses.	764,523
Net investment income (loss)	(347,124)
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(169,797)
Written options	46,715
Futures contracts	(771,972)
Swap contracts	(108,794)
Net realized gain (loss)	(1,003,848)
Net change in unrealized appreciation (depreciation) on:
Investments	59,810
Futures contracts	254,152
Swap contracts	(960,591)
Net change in unrealized appreciation (depreciation)	(646,629)
Net realized and unrealized gain (loss)	(1,650,477)
Net increase (decrease) in net assets resulting from operations	$(1,997,601)

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 23

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin Pelagos Commodities Strategy Fund

	Year Ended May 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(347,124)	$(347,647)
Net realized gain (loss)	(1,003,848)	(17,829,683)
Net change in unrealized appreciation (depreciation)	(646,629)	902,653
Net increase (decrease) in net assets resulting from operations	(1,997,601)	(17,274,677)
Capital share transactions: (Note 2)
Class A	1,805,061	1,790,679
Class C	495,022	355,889
Class R	4,615	—
Class R6	80,347,873	2,216,679
Advisor Class.	427,868	163,257
Total capital share transactions	83,080,439	4,526,504
Net increase (decrease) in net assets	81,082,838	(12,748,173)
Net assets:
Beginning of year	55,776,267	68,524,440
End of year	$136,859,105	$55,776,267
Accumulated net investment loss included in net assets:
End of year	$(153,903)	$(98,308)

24 Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Notes to Consolidated Financial Statements

Franklin Pelagos Commodities Strategy Fund

1. Organization and Significant Accounting Policies

Franklin Alternative Strategies Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of three separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Pelagos Commodities Strategy Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional

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25

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

b. Derivative Financial Instruments (continued)

amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to gain exposure to commodity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities.

The Fund entered into OTC commodity-linked total return swap contracts primarily to gain exposure to commodity price risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund purchased or wrote exchange traded option contracts primarily to manage and/or gain exposure to commodity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any

26 Annual Report

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 7 regarding investment transactions and other derivative information, respectively.

c. Restricted Cash

At May 31, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Consolidated Statement of Assets and Liabilities.

d. Investments in FPC Holdings Corp. (FP Subsidiary)

The Fund invests in certain financial instruments and commodity-linked derivative investments through its investment in the FP Subsidiary. The FP Subsidiary is a Cayman Islands exempted company with limited liability, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments and commodity-linked derivative investments consistent with the investment objective of the Fund. At May 31, 2016, the FP Subsidiary’s investments, as well as any other assets and liabilities of the FP Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the FP Subsidiary. All intercompany transactions and balances have been eliminated. At May 31, 2016, the net assets of the FP Subsidiary were $31,379,451 representing 22.93% of the Fund’s consolidated net assets. The Fund’s investment in the FP Subsidiary is limited to 25% of consolidated assets.

e. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2016, the Fund has determined that no tax liability is required in its consolidated financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

1. Organization and Significant Accounting
Policies (continued)

g. Accounting Estimates (continued)

liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual
results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

2. Shares of Beneficial Interest

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s
maximum exposure under these arrangements is unknown as
this would involve future claims that may be made against the
Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

At May 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended May 31,
	2016			2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	410,630	$2,517,563	320,203	$2,539,217
Shares redeemed.	(113,450)	(712,502)	(91,847)	(748,538)
Net increase (decrease)	297,180	$1,805,061	228,356	$1,790,679
Class C Shares:
Shares sold	97,440	$584,239	50,914	$386,347
Shares redeemed.	(15,208)	(89,217)	(3,870)	(30,458)
Net increase (decrease)	82,232	$495,022	47,044	$355,889
Class R Shares:
Shares sold	792	$4,615	—	$—
Class R6 Shares:
Shares sold	14,259,716	$89,857,489	394,647	$3,320,920
Shares redeemed.	(1,547,056)	(9,509,616)	(145,850)	(1,104,241)
Net increase (decrease)	12,712,660	$80,347,873	248,797	$2,216,679
Advisor Class Shares:
Shares sold	75,153	$475,789	34,562	$277,151
Shares redeemed.	(7,203)	(47,921)	(13,531)	(113,894)
Net increase (decrease)	67,950	$427,868	21,031	$163,257

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Alternative Strategies Advisers, LLC (FASA)
(formerly Pelagos Capital Management, LLC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund and FP Subsidiary pay an investment management fee to FASA of 0.85% per year of the average daily net assets of the Fund and FP Subsidiary. Management fees paid by the Fund are reduced on assets invested in the FP Subsidiary, in an amount not to exceed the management fees paid by the FP Subsidiary.

b. Administrative Fees

Under an agreement with FASA, FT Services provides administrative services to the Fund and FP Subsidiary. The fee is paid by FASA based on the Fund and FP Subsidiary average daily net assets, and is not an additional expense of the Fund or FP Subsidiary.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

3. Transactions with Affiliates (continued)
d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers.	$5,804
CDSC retained	$109

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2016, the Fund paid transfer agent fees of $25,385, of which $12,154 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to June 1, 2013, the waiver was accounted for as a reduction to management fees.

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market
Portfolio	787,280	57,625,344	(57,575,708)	836,916	$836,916	$—	$—	—%[a]

aRounds to less than 0.01%.

g. Waiver and Expense Reimbursements

FASA has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses) for each class of the Fund do not exceed 0.95% and Class R6 does not exceed 0.73% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until
September 30, 2016. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end. Prior to
October 1, 2015, expenses for Class R6 were limited to 0.86%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

h. Other Affiliated Transactions

At May 31, 2016, the shares of the Fund were owned by the following entities:

		Percentage of
	Shares	Outstanding Shares
Franklin Moderate Allocation Fund	8,448,086	40.32%[a]
Franklin Conservative Allocation Fund	5,595,894	26.71%
Franklin Growth Allocation Fund	4,744,341	22.64%
Franklin LifeSmart 2025 Retirement Target Fund	416,245	1.99%
Franklin LifeSmart 2035 Retirement Target Fund	323,621	1.54%
Franklin LifeSmart 2045 Retirement Target Fund	220,224	1.05%
Franklin LifeSmart 2020 Retirement Target Fund	112,259	0.54%
Franklin LifeSmart 2030 Retirement Target Fund	106,801	0.51%
Franklin LifeSmart 2040 Retirement Target Fund	77,346	0.37%
Franklin LifeSmart 2050 Retirement Target Fund	71,606	0.34%
Franklin LifeSmart 2055 Retirement Target Fund	7,719	0.04%
Franklin Resources, Inc	563	—%[b]
	20,124,705	96.05%
[a]Investment activities of this investment company could have a material impact on the Fund.
[b]Rounds to less than 0.01%

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2016, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At May 31, 2016, the Fund had long-term capital loss carryforwards of $175,775.

During the year ended May 31, 2016, the Fund utilized $12,607 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At May 31, 2016, the Fund deferred late-year ordinary losses of $72,053.

At May 31, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$134,857,019

Unrealized appreciation	$4,366
Unrealized depreciation	(118,983)
Net unrealized appreciation (depreciation)	$(114,617)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums, investments in the FP Subsidiary and non-deductible expenses.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2016, aggregated $23,047,617 and $10,999,652, respectively.

Transactions in options written during the year ended May 31, 2016, were as follows:

				Number of
				Contracts	Premiums
Options outstanding at May 31, 2015.				—	$—
Options written				212	46,715
Options expired.				(212)	(46,715)
Options exercised				—	—
Options closed				—	—
Options outstanding at May 31, 2016.				—	$—

See Notes 1(b) and 7 regarding derivative financial instruments and other derivative information, respectively.

7. Other Derivative Information

At May 31, 2016, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and
Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Consolidated Statement of			Consolidated Statement of
Hedging Instruments	Assets and Liabilities Location	Fair Value		Assets and Liabilities Location	Fair Value
Commodity contracts	Variation margin	$303,760	[a]	Variation margin	$54,192	[a]
	Unrealized appreciation on OTC	—		Unrealized depreciation on OTC	346,898
	swap contracts			swap contracts
Totals		$303,760			$401,090

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended May 31, 2016, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

				Net Change in
				Unrealized
Derivative Contacts	Consolidated	Net Realized	Consolidated	Appreciation
Not Accounted for as	Statement of	Gain (Loss) for the	Statement of	(Depreciation)
Hedging Instruments	Operations Locations	Year	Operations Locations	for the Year
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Commodity contracts	Investments	$(168,589)	Investments	$74,559 [a]
	Written options	46,715
	Futures contracts	(771,972)	Futures contracts	254,152
	Swap contracts	(108,794)	Swap contracts	(960,591)
Totals		$(1,002,640)		$(631,880)

aPurchased option contracts are included in net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

For the year ended May 31, 2016, the average month end fair value of derivatives represented 1.62% of average month end net assets. The average month end number of open derivative contracts for the year was 4.

At May 31, 2016, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts
	of Assets and Liabilities Presented in the
	Consolidated Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Swap contracts	$—	$346,898

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

At May 31, 2016, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

Amounts Not Offset in the
Consolidated Statement of Assets and Liabilities
Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in the	Instruments	Instruments	Cash	Net Amount
	Consolidated Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received	Received[a]	than zero)

Counterparty
MSCS	$ —	$ —	$ —	$ —	$ —

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of over collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

At May 31, 2016, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

Amounts Not Offset in the
Consolidated Statement of Assets and Liabilities

Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in the	Instruments	Instruments	Cash	Net Amount
	Consolidated Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged	than zero)

Counterparty
MSCS	$346,898	$ —	$ —	$ —	$346,898

See Notes 1(b) and 6 regarding derivative financial instruments and investment transactions, respectively.

See Abbreviations on page 35.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin
Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit
Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

8. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended May 31, 2016, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of May 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
U.S. Government and Agency Securities	$—	$40,960,802	$—	$40,960,802
Short Term Investments	89,217,600	4,564,000	—	93,781,600
Total Investments in Securities	$89,217,600	$45,524,802	$—	$134,742,402

Other Financial Instruments
Futures Contracts	$303,760	$—	$—	$303,760

Liabilities:
Other Financial Instruments
Futures Contracts	$54,192	$—	$—	$54,192
Swap Contracts.	—	346,898	—	346,898
Total Other Financial Instruments	$54,192	$346,898	$—	$401,090

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty	Selected Portfolio
MSCS Morgan Stanley Capital Services, LLC	FFCB	Federal Farm Credit Bank
	FHLB	Federal Home Loan Bank

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Alternative Strategies Funds and Shareholders of Franklin Pelagos Commodities Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, of Franklin Pelagos Commodities Strategy Fund (the "Fund") (one of the funds constituting the Franklin Alternative Strategies Funds), as of May 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Franklin Pelagos Commodities Strategy Fund (one of the funds constituting the Franklin Alternative Strategies Funds) at May 31, 2016, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 2011	15	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School
of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 2011	39	Navient Corporation (loan
c/o Franklin Mutual Advisers, LLC				management, servicing and asset
101 John F. Kennedy Parkway				recovery) (2014-present), Ares Capital
Short Hills, NJ 07078-2789				Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929)	Trustee	Since 2011	15	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC				Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway				Fiduciary International Ireland Limited
Short Hills, NJ 07078-2789				(1999-2015).
Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary
Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds;
President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and
Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954)	Trustee	Since 2011	15	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly,
Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

David W. Niemiec (1949)	Trustee	Since 2015	39	Emeritus Corporation (assisted living)
c/o Franklin Mutual Advisers, LLC				(1999-2010) and OSI Pharmaceuticals,
101 John F. Kennedy Parkway				Inc. (pharmaceutical products)
Short Hills, NJ 07078-2789				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

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Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Charles Rubens II (1930)	Trustee	Since 2011	15	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947)	Trustee	Since 2011	15	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship;
and formerly, President, Economic Club of New York (2001-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing
Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor,
CBS Network News.

Robert E. Wade (1946)	Trustee and	Trustee and	39	El Oro Ltd (investments)
c/o Franklin Mutual Advisers, LLC	Chairman of	Chairman of the		(2003-present).
101 John F. Kennedy Parkway	the Board	Board since 2011
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Gregory H. Williams (1943)	Trustee	Since 2015		None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York
(2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law,
University of Iowa (1977-1993).

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2011	160	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments; and Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Jennifer M. Johnson (1964)	Trustee	Since 2015	12	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Co-President, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of four of the investment companies in Franklin Templeton Investments; and formerly, Chief Operating Officer and
Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources,
Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2011		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2011	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:and
formerly, Executive Vice President – Alternative Strategies, Franklin
Resources, Inc. (2005-2015).
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Secretary and	Secretary and Vice	Not Applicable	Not Applicable
One Franklin Parkway	Vice President	President since
San Mateo, CA 94403-1906		2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert G. Kubilis (1973)	Treasurer,	Since 2015	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Financial
Fort Lauderdale, FL 33301-1923	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin
Templeton Investments.

Robert Lim (1948)	Vice	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway	President –
San Mateo, CA 94403-1906	AML
Compliance
Principal Occupation During at Least the Past 5 Years:
Portfolio Manager, Franklin Advisers, Inc.; officer of one of the investment companies in Franklin Templeton Investments; and formerly,
Manager of Americas market specialist sales team, Bloomberg LP (1991-2007).

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at
Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2011	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice President	Since	Not Applicable	Not Applicable
One Franklin Parkway		November 2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2011	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

William Y. Yun (1959)	President and	Since 2011	Not Applicable	Not Applicable
600 Fifth Avenue	Chief
New York, NY 10020	Executive
Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; Chief Executive Officer, Franklin Alternative
Strategies Advisers, LLC; Director, Fiduciary Investments Corporation and K2 Advisors Holdings, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of one of the investment companies in Franklin Templeton
Investments; and formerly, Executive Vice President – Alternative Strategies, Franklin Resources, Inc. (2005-2015).

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

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Interested Board Members and Officers (continued)

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and “independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent Trustees”), at an in-person meeting held on May 16, 2016, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees held two meetings dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the agreement, the Board, including the independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, derivatives, asset segregation, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that they received an annual report on all marketing support payments made by FTI to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to such Fund as selected by Broadridge (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios and performance. They concluded that the report was a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

Particular attention was given to the diligent risk management program of the investment manager, including continual monitoring and management of counterparty credit risk and collateral, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment objectives. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the SEC’s progress in implementing the rule-making requirements established by the

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SHAREHOLDER INFORMATION

Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the compliance of the investment manager with rules and regulations already promulgated by the SEC under such act, as well as the compliance of the investment manager with new rules and regulations promulgated by the U.S. Commodity Futures Trading Commission.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. In this regard, they reviewed the Fund’s actively managed fundamental and quantitative investment philosophy and process and the investment manager’s ability to implement such philosophy and process, including, but not limited to, the investment manager’s trading practices and investment decision processes and efforts to ensure compliance with the Fund’s investment goals, policies, and limitations. The Board also considered the investment management services that the investment manager provides to the Cayman Islands-based company, which is wholly owned by the Fund (Cayman Subsidiary).

The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees considered various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges.

The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements. The Board also considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements with affiliates of the investment manager and considered whether, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue to implement the Fund’s actively managed fundamental and quantitative investment philosophy and process and to provide quality services to the Fund and its shareholders.

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INVESTMENT PERFORMANCE. As the Fund commenced operations in December 2011, the trustees reviewed the investment performance of the Fund for the one-, three- and four-year periods ended December 31, 2015. As part of their review, they inquired of management regarding benchmark and hedging activities. Consideration was also given to performance in the context of available levels of cash, including as affected by net flows, during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund.

In addition, attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Broadridge.

The comparable funds to the Fund, as chosen by Broadridge, included all retail and institutional commodities general funds. The Fund had total returns in the second-highest performing quintile for the one-year period ended December 31, 2015, and had annualized total returns for the three- and four-year periods in the middle and second-highest performing quintiles respectively. The Board found such comparative performance to be acceptable.

COMPARATIVE EXPENSES AND PROFITABILITY.

The trustees considered the cost of the services provided and to be provided and the losses incurred by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). The Board considered the extent to which the investment manager may derive ancillary benefits from Fund operations. In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. As part of this discussion, the Board took into account the fee waiver and expense limitation arrangement in effect. The Board also considered the investment management services that the investment manager provides to the Cayman Subsidiary and the related fee waivers that were in place. The Board considered the nature of the services provided by the investment manager to the other mutual fund it subadvises with similar investment objectives as the Fund, the fees that it charges for such services and any potential conflicts.

Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Broadridge as its appropriate Broadridge expense group. Broadridge expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative expenses. In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Broadridge expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Broadridge expense group. The Broadridge contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Broadridge for Fund Class A shares. The Fund’s contractual management fee rate was in the least expensive quintile of its Broadridge expense group and its total expenses (including Rule 12b-1 fees) were in the second-least expensive quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2015, the most recent fiscal year end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND
SHAREHOLDER INFORMATION

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board also considered the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by the investment manager through such waiver and arrangement. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect and the limited size of assets under management.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com

Annual Report

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Annual Report and Shareholder Letter
Franklin Pelagos Commodities Strategy Fund

Investment Manager
Franklin Alternative Strategies Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	995 A 07/16

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $221,182 for the fiscal year ended May 31, 2016 and $165,375 for the fiscal year ended May 31, 2015.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $4,299 for the fiscal year ended May 31, 2016 and $3,103 for the fiscal year ended May 31, 2015. The services for which these fees were paid include identifying passive foreign investment companies to manage exposure to tax liabilities.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $114,500 for the fiscal year ended May 31, 2016 and $77,000 for the fiscal year ended May 31, 2015.  The services for which these fees were paid included technical tax consultation for withholding tax report to foreign governments, application of local country tax laws and tax advice.

(d)  All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than the services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $118,799 for the fiscal year ended May 31, 2016 and $80,103 for the fiscal year ended May 31, 2015.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.       N/A

Item 6.  Schedule of Investments.                     N/A

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-

End Management Investment Companies.                  N/A

Item 8.  Portfolio Managers of Closed-End Management Investment

Companies.                                            N/A

Item 9. Purchases of Equity Securities by Closed-End Management

Investment Company and Affiliated Purchasers.         N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN ALTERATIVE STRATEGIES FUNDS

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

Finance and Administration

Date  July 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

Finance and Administration

Date  July 27, 2016

By /s/ Robert G. Kubilis

Robert G. Kubilis

      Chief Financial Officer and

Chief Accounting Officer

Date  July 27, 2016